Exhibit (a)(6)

Cautionary Note Regarding Forward-Looking Statements:

Genentech’s Investment Community Meeting presentation contains forward-looking statements regarding Genentech’s future financial and operating results and other statements regarding Genentech’s intentions, beliefs, expectations, plans, prospects, or predictions for the future – including being the number one U.S. oncology company in sales, growth in non-GAAP earnings per share (EPS), sales to collaborators, royalties, contract & other royalties, non-GAAP cost of sales, non-GAAP research and development expense, non-GAAP marketing, general and administrative expense, profit sharing expense, non-GAAP costs and expenses, non-GAAP operating income, non-GAAP other income, net, non-GAAP taxes, non-GAAP net income, non-GAAP EPS, free cash flow, and capital expenditures, adding new molecules into clinical development, the approval of new products or indications, and achieving $12 billion in free cash flow; potential regulatory approvals and potential product or new indication launches for Avastin, Rituxan, Xolair, Herceptin, and other molecules in clinical development; regulatory submissions including for Avastin, Rituxan, Anti-EGFL7, Tarceva, Avastin + Tarceva, and Xolair; data availability or presentation or review of data from clinical studies; Go/No Go decisions for Avastin, Anti-oxLDL, Anti-IFNalpha, and Anti-OX40L; enrolling patients for or initiating clinical studies of Avastin, Tarceva, Lucentis, Xolair, and other molecules in clinical development; the status and progress of Genentech’s development pipeline; Genentech’s ability to access in-licensing and M&A opportunities; U.S. sales (total and product- and indication-specific); growth drivers Avastin, Rituxan, Tarceva, Xolair, Lucentis, lytics, GA101, HER2-positive franchise, and TNKase; penetration into and/or adoption in eligible patient populations; and peak year sales. These forward-looking statements are based on Genentech’s opinions and estimates and involve risks and uncertainties, and the cautionary statements set forth in this presentation and those contained in “Risk Factors” in Genentech’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 identify important factors that could cause Genentech’s actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, Genentech’s inability to execute its 2008 Financial Plan; regulatory actions or delays; failure to obtain or maintain, or changes to, FDA or other approvals; difficulty in obtaining materials from suppliers; unexpected safety, efficacy or manufacturing issues for Genentech or its contract/collaborator manufacturers; Genentech’s ability to meet demand for its products; difficulty in enrolling patients in clinical trials; the need for additional data, data analysis or clinical studies; the results of clinical trials; regulatory submission preparation and decision making; increased capital expenditures, including greater than expected construction and validation costs; product withdrawals or suspensions; competition; efficacy data concerning any of Genentech’s products which shows or is perceived to show similar or improved treatment benefit at a lower dose or shorter duration of therapy; pricing decisions by Genentech or its competitors; Genentech’s ability to protect its proprietary rights; the outcome of, and expenses associated with, litigation or legal settlements; variations in collaborator sales and expenses; Genentech’s cost of sales, other expenses, indebtedness and ability to pay its indebtedness; fluctuations in contract revenue and royalties; actions by Roche that are adverse to Genentech’s interests; the outcome of, or developments concerning, Roche’s tender offer; decreases in third-party reimbursement rates; greater than expected income tax rate; current macro-economic and financial market conditions; the ability of wholesalers to effectively distribute Genentech’s products; inventory write-offs and increased cost of sales; changes in accounting or tax laws or the application or interpretation of those laws; increased R&D, marketing, general and administrative, stock-based compensation, environmental and other expenses; Genentech’s ability to license or acquire molecules or products of interest to Genentech; and the outcome of any litigation related to the initial $89.00 Roche proposal, Roche’s tender offer or the Special Committee’s recommendation to stockholders. Other than as required by law, including the Securities Exchange Act of 1934, Genentech disclaims and does not undertake any obligation to update or revise any forward-looking statements in this presentation.

Important Legal Information

In connection with the tender offer commenced by Roche Investments USA Inc. and Roche Holding Ltd (“Roche”), Genentech has filed with the Securities Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9. Genentech’s stockholders should read carefully the Solicitation/Recommendation Statement on Schedule 14D-9 (including any amendments or supplements thereto) prior to making any decisions with respect to Roche’s tender offer because it contains important information. Free copies of the Solicitation/Recommendation Statement on Schedule 14D-9 and the related amendments or supplements thereto that Genentech has filed with the SEC are available at the SEC’s website at www.sec.gov.

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting

Welcome

March 2, 2009

Katherine A. Littrell, Ph.D., R.N.

Vice President, Investor Relations

Today’s Agenda

Strategic Oulook

• Arthur D. Levinson, Ph.D., Chairman and Chief Executive Officer

Research

• Richard H. Scheller, Ph.D., Executive Vice President, Research & Chief Scientific Officer

• Marc Tessier-Lavigne, Ph.D., Executive Vice President, Research Drug Discovery

Product Development

• Susan Desmond-Hellmann, M.D., M.P.H., President, Product Development

• Hal Barron, M.D., Senior Vice President, Development & Chief Medical Officer

Commercial

• Ian T. Clark, Executive Vice President, Commercial

Finance

• David A. Ebersman, Executive Vice President & Chief Financial Officer

Q&A

• All

©2009 Genentech - 2009 Investment Community Meeting

Key Collaborations

PRODUCT	COMPANY
ABT-263	**Abbott**
ABT-869	**Abbott**
Anti-Abeta	**AC Immune**
Anti-CD4	**Tolerx**
Anti-NRP1	**Evotec and Roche**
Anti-OX40L	**Roche**
Anti-oxLDL	**BioInvent**
Avastin®	**Roche**
Dacetuzumab (Anti-CD40)	**Seattle Genetics**
Dulanermin (rhApo2L/TRAIL)	**Amgen**
GA101 (3rd Generation Anti-CD20)	**Biogen Idec and Roche**
Growth Hormone + IGF-1	**Tercica**
Hedgehog Pathway Inhibitor	**Curis and Roche**

PRODUCT	COMPANY
Herceptin®	**Roche**
Lucentis®	**Novartis**
MEK Inhibitor	**Exelixis**
Nutropin®	**Ipsen**
Ocrelizumab[1] (2nd Generation Anti-CD20)	**Biogen Idec and Roche**
Pertuzumab	**Roche**
PI3 Kinase Inhibitor	**Roche**
Raptiva®	**Merck Serono**
Rituxan®	**Biogen Idec and Roche**
Tarceva®	**OSI and Roche**
Trastuzumab-DM1 (T-DM1)	**ImmunoGen and Roche**
Xolair®	**Novartis**

[1]Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

©2009 Genentech - 2009 Investment Community Meeting

3

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting

Strategic Overview

March 2, 2009

Arthur D. Levinson, Ph.D.

Chairman and Chief Executive Officer

Meeting Objectives

• Provide management’s perspective on the value of the company and its prospects

• Demonstrate the value of our R&D portfolio, and why we are well positioned for continued near-term and long-term growth

• Provide our financial forecasts to help investors assess our potential to create shareholder value

©2009 Genentech - 2009 Investment Community Meeting

My Agenda

• Our Performance

• Scientific Excellence

• Embracing Our Unique Culture

• Managing Risk

• 2009 and Beyond

©2009 Genentech - 2009 Investment Community Meeting

Management’s Position on the Tender Offer

• We do not believe the Roche tender offer of $86.50 per share adequately reflects the value and future potential of Genentech’s business

• We believe we have the potential to create significantly more value for shareholders due to the strength of our products, our pipeline, our people, and our track record.

©2009 Genentech - 2009 Investment Community Meeting

Revenue Growth

• Total Operating revenue (US$ in billions)

$15

$10

$5

$0

1st $1B

$2B

$3B

$6B

>$13B

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

©2009 Genentech - 2009 Investment Community Meeting

Bottom-line Growth

• Non-GAAP1 Earnings Per Share

Horizon 2010 Period 3-Year CAGR = 39%

$4

$3

$2

$1

$0

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

1 Please see next slide for GAAP EPS. Please refer to the financial appendix slide for a reconciliation of GAAP to non-GAAP financial measures.

©2009 Genentech - 2009 Investment Community Meeting

Bottom-line Growth

• GAAP Earnings Per Share

Horizon 2010 Period 3-Year CAGR = 40%

$4

$3

$1

-$1

-$2

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

Given negative GAAP earnings in 2000, a directly comparable calculation of the average annual growth rate (CAGR) for 2000 through 2005 is not available. ©2009 Genentech - 2009 Investment Community Meeting

Question:

What gives us the confidence that we will

continue to thrive, out-perform industry

averages on key measures of success and

achieve our long-term goals?

©2009 Genentech - 2009 Investment Community Meeting

We Are on Track to Achieve or Exceed All of our Horizon 2010 Goals

GOAL

#1 in Oncology Sales in the U.S.

25% Non-GAAP1 EPS Growth Rate (CAGR)

20 New Molecules into Clinical Development

Note: internal “stretch target” increased to 30 NMEs in 2007

15 Major New Products or Indications Approved

Cumulative Free Cash Flow of $12 Billion2

STATUS

• We have been ranked #1 since the first quarter of 2006

• Non-GAAP earnings per share (EPS) growth rate (CAGR) through 2008 was 39% (GAAP EPS CAGR through 2008 was 40%)

• Added 23 new molecular entities into development from January 1, 2006 through December 31, 2008

• Received 12 approvals through Q4 2008

- 1 new product and 11 additional indications

• Cumulative Free Cash Flow from January 1, 2006 through December 31, 2008 was ~$6.8 billion2

1 Please refer to financial appendix slide for a reconciliation of GAAP to non-GAAP financial measures.

2 Please refer to financial appendix slide for the definition of our free cash flow.

©2009 Genentech - 2009 Investment Community Meeting

Our Guiding Principles

Scientific Excellence

- Continue to be recognized for our scientific innovation, excellence, and integrity

- Lead in translating basic scientific discoveries into novel therapeutics for significant unmet medical needs

Execution

- Set aggressive goals

- Assign accountability and decision-making authority to individual employees

- Insist on effective collaboration across disciplines

- Be thoughtfully opportunistic - innovate and take risks where appropriate

- Recognize compliance is essential for the success of our business

People & Culture

- Embrace our unique culture, including our commitment to patients, our passion for scientific excellence, and our respect for the contribution of every employee

- Focus on what is best for patients

- Hire only the best people and maintain high standards in managing performance

Long-term Planning

- Manage the business to grow shareholder value over the long-term

- Apply disciplined decision-making in managing our portfolio of R&D investments, and be rigorous about every dollar we spend in the company

©2009 Genentech - 2009 Investment Community Meeting

Herceptin Has Altered The Natural History of HER2+ Breast Cancer

STAGE IV BREAST CANCER – OVERALL SURVIVAL

Overall Survival Probability

100%

80%

60%

40%

20%

0%

1-year 86.6%

2-year 63.2%

5-year 23.4%

HER2-negative, No Herceptin

HER2-positive, No Herceptin

HER2-positive, With Herceptin

HER2 STATUS

HER2-negative, No Herceptin

HER2-positive, No Herceptin

HER2-positive, With Herceptin

SURVIVAL ESTIMATES

1-YEAR

75.1%

70.2%

86.6%

2-YEAR

54.9%

41.3%

63.2%

5-YEAR

24.5%

13.2%

23.4%

Dawood S et al, American Society of Clinical Oncology, June 2008

©2009 Genentech - 2009 Investment Community Meeting

Months from Diagnosis

Rituxan Has Altered the Survival Outcomes of Patients with Non-Hodgkin’s Lymphoma

• Overall survival was significantly improved in the post-Rituxan compared with the pre-Rituxan group.

• The two-year overall survival estimate increased from 52% to 78% in the post-Rituxan era.

Survival (%)

1.0

0.9

0.8

0.7

0.6

0.5

0.4

0.3

0.2

0.1

0

78%

Post-Rituxan

n=292

52%

Pre-Rituxan

Risk ratio, 0.40; 95% CI, 0.27 to 0.61

P <0.0001

0

1

2

3

4

5

Time (years)

Sehn, L. H. et al. J Clin Oncol; 23:5027-5033 2005

©2009 Genentech - 2009 Investment Community Meeting

Research Team Members

RICHARD H. SCHELLER, PH.D.

Executive Vice President, Research & Chief Scientific Officer

MEMBER

• National Academy of Sciences

• American Academy of Arts and Sciences

FORMER

• Howard Hughes Investigator

• Professor of Molecular and Cellular Physiology and Biological Sciences, Stanford University

MARC TESSIER-LAVIGNE, PH.D.

Executive Vice President, Research Drug Discovery

MEMBER

• National Academy of Sciences

• American Academy of Arts and Sciences

• Fellow of the Royal Society, United Kingdom

• Fellow of the Royal Society, Canada

FORMER

• Howard Hughes Investigator

• Susan B. Ford Professor in the School of Humanities and Sciences, Stanford University

• Professor of Biological Sciences and Neurology and Neurological Sciences, Stanford University

NAPOLEONE FERRARA, M.D.

Genentech Fellow

MEMBER

• National Academy of Sciences

FORMER

• Research Fellow, University of California, San Francisco

IRA MELLMAN, PH.D.

Vice President, Research, Oncology

MEMBER

• European Molecular Biology Organization

• American Academy of Arts and Sciences

FORMER

• Sterling Professor of Cell Biology & Immunobiology, Chair Department of Cell Biology, Scientific Director Yale Comprehensive Cancer Center and Member, Ludwig Institute for Cancer Research, Yale University School of Medicine

MORGAN SHENG, M.D., PH.D.

Vice President, Neuroscience

MEMBER

• Fellow of the Royal Society, United Kingdom

FORMER

• Howard Hughes Investigator

• Professor of Neurobiology, Massachusetts Institute of Technology

MICHAEL D. VARNEY, PH.D.

Senior Vice President, Small Molecule Discovery

FORMER

• Pfizer Global Research and Development, Vice President, Drug Discovery

• Agouron Pharmaceuticals, Corporate Vice President and Head of Research

©2009 Genentech - 2009 Investment Community Meeting

Citations per Paper

January, 1998 - October, 2008

• Genentech compared to key institutions that published over

2,400 papers in the field of Molecular Biology and Genetics

INSTITUTION

Genentech

Harvard University

University of California, San Francisco

Stanford University

University of California, San Diego

Washington University

Yale University

Johns Hopkins University

University of Washington

University of Cambridge

University of Pennsylvania

University of California, Los Angeles

CITATIONS PER PAPER

55.6

52.8

52.5

52.3

49.4

47.7

46.0

43.3

43.0

38.5

37.9

33.3

ISI Web of Knowledge, Essential Science Indicators. http://esi.isiknowledge.com/home.cgi

©2009 Genentech - 2009 Investment Community Meeting

Top 10 Organizations with the Most U.S.

Biotech Patents Issued

nature

biotechnology

2006

Institution

University of California

Genentech

U.S. Government

Pioneer Hi-Bred

E.I. du Pont de Nemours

Applera

Human Genome Science

Agilent Technologies

Millennium

University of Texas

Number of

new patents

134

124

84

81

80

62

59

55

54

49

2007

Institution

#1 Genentech

University of California

U.S. Government

E.I. du Pont de Nemours

Applera

Monsanto

Agilent Technologies

Merck

Bayer

Human Genome Science

Number of

new patents

264

129

113

72

53

50

46

39

38

37

U.S Patent and Trademark Office patents featuring the term ‘nucleic acid’ in the specification section of the patent.

Source: Finnegan, Henderson, Farabow, Garrett & Dunner. University/research institution, Government, Business

Nature Biotechnology, Vol. 26, No. 12, page 1326 (2008); http://www.nature.com/nbt/journal/v26/n12/box/nbt1208-1326_BX5.html

©2009 Genentech - 2009 Investment Community Meeting

Therapeutic Focus Areas

ONCOLOGY

IMMUNOLOGY

TISSUE

GROWTH &

REPAIR

INFECTIOUS

DISEASE

NEUROSCIENCE

©2009 Genentech - 2009 Investment Community Meeting

Immunology Strategy

Selective Targeting of Immune Cells to Maximize Efficacy and Safety

ASTHMA

RHEUMATOID

ARTHRITIS

MULTIPLE

SCLEROSIS

INFLAMMATORY

BOWEL DISEASE

PSORIASIS LUPUS

T-cell

subsets 1 2 17 R 2 1717 17 1 R 17 R 1 17 1

B-cell

subsets M GC PC PC IgE M PCRF M GC PC

Dendritic

cells cDC pDC

Monocytes

Macrophages M M M Glia M

Mast cells

Basophils

©2009 Genentech - 2009 Investment Community Meeting

Anti-membrane-IgE mAb Mechanism of Action

B cell

Plasma cell

Mast cell

Membrane IgE

©2009 Genentech - 2009 Investment Community Meeting

Anti-membrane-IgE mAb Selectively Inhibits

IgE Allergic, But Not Protective IgG1, Response

Allergic Response

Antigen-specific IgE (ng/ml)

Treatment

* p <0.05

10000

1000

100

10

1

35

40

45

50

55

60

Control

Day

Anti-membrane-IgE

Non-allergic baseline

Protective Response

Antigen-specific IgG1 (µg/ml)

Treatment

1000

10

0.1

0.001

35

40

45

50

55

60

Control

Day

Anti-membrane-IgE

Non-allergic baseline

Allergen challenges

on Days 1 and 35-41

©2009 Genentech - 2009 Investment Community Meeting

Anti-membrane-IgE mAb Selectively

Depletes IgE-producing B-cell Precursors

IgE+ B-cell Plasmablasts

IgE+ ELISPOTs per spleen

100

80

60

40

20

0

* p <0.05

Control

Anti-membrane- IgE

Total B-cell Plasmablasts

Total splenic plasmablasts (x106)

6

5

4

3

2

1

0

Control

Anti-membrane- IgE

Mouse model

©2009 Genentech - 2009 Investment Community Meeting

Development Pipeline

PHASE I

• ABT-263

• Anti-Aß

• Anti-Beta7

• Anti-CD4

• Anti-NRP1

• Anti-OX40L

• Anti-oxLDL

• Apomab

• Dacetuzumab (Anti-CD40)

• Dulanermin (rhApo2L/TRAIL)

• GA101

• IAP Antagonist

• MEK Inhibitor

• New Molecular Entity

• New Molecular Entity

• New Molecular Entity

• PI3 Kinase Inhibitor

• Trastuzumab-DM1 +

Pertuzumab

PHASE II

• ABT-869

• Anti-IFNalpha

• Anti-IL13

• Apomab

• Avastin

• Dacetuzumab (Anti-CD40)

• Dulanermin (rhApo2L/TRAIL)

• GA101

• Hedgehog Pathway Inhibitor

• MetMAb

• Ocrelizumab1

• Pertuzumab

• Trastuzumab-DM1

• Xolair

PHASE III

• Avastin

• Avastin +/- Tarceva

• Herceptin

• Lucentis

• Ocrelizumab

• Pertuzumab

• Rituxan (Hem/Onc)

• Rituxan (Imm)

• Tarceva

• TNKase

• Trastuzumab-DM1

• Xolair

FDA SUBMISSION

PREP

• Avastin

• Rituxan (Hem/Onc)

• Rituxan (Imm)

• Tarceva

AWAITING FDA

ACTION

•Avastin

• Rituxan

• Xolair

FOCUS AREA

• Oncology

• Immunology

• Tissue Growth & Repair

• Neuroscience

As of March 2, 2009

1) Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

©2009 Genentech - 2009 Investment Community Meeting

Genentech

IN BUSINESS FOR LIFE

Embracing Our Unique Culture

Genentech has ranked in the top 10 of Fortune Magazine’s “100 Best Companies to Work For”

list since 2005.

2006

Rank Company

1 Genentech

2 Wegmans

3 Valero Energy

4 Griffin Hospital

5 W.L. Gore

2007

Rank Company

1 Google

2 Genentech

3 Wegmans

4 Container Store

5 Whole Foods

2008

Rank Company

1 Google

2 Quicken

3 Wegmans

4 Edward Jones

5 Genentech

FORTUNE 100 BEST COMPANIES TO WORK FOR 2009

Genentech ranked #7

We were ranked #1 employer by Science Magazine in 2008; this is the seventh year

Genentech has appeared on the list and the sixth number one ranking for the company.

2006

Rank Company

1 Genentech

2 Monsanto

3 Genzyme

4 Boehringer Ingelheim

5 Schering-Plough

2007

Rank Company

1 Boehringer Ingelheim

2 Genentech

3 Amgen

4 Schering-Plough

5 Genzyme

2008

Rank Company

1 Genentech

2 Boehringer Ingelheim

3 Roche

4 Amgen

5 AstraZeneca

Science 2008 TOP EMPLOYER

©2009 Genentech - 2009 Investment Community Meeting

Genentech

THE BUSINESS FOR LIFE

MANAGING RISK

Health Care Reform:

Areas of Focus and Potential Impact to Genentech

• Expanding coverage among the

currently uninsured (e.g. mandates,

insurance reform)

EXPECTED IMPACT: Moderately positive

• Improving health care delivery (e.g.

use of information technology/

electronic medical records,

eliminating unnecessary paperwork

and procedures)

EXPECTED IMPACT: Minimal

• Reducing cost/reimbursement rates

for products and services (e.g.

increase of the minimum Medicaid

rebate, follow-on biologics)

EXPECTED IMPACT: Difficult to predict

• Aligning spend and incentives with

outcomes and value measures (e.g.

comparative effectiveness, funding

preventative care)

EXPECTED IMPACT: Difficult to predict

We believe that our focus on developing drugs which are

best-in-class and for patients with important unmet needs

provides a potential protection

©2009 Genentech - 2009 Investment Community Meeting

Patent Protection for Key Genentech Products

• Platform Technology Patents

- Genentech holds numerous

patents relating to basic

recombinant DNA technologies

that are used in the production of

Genentech products and that are

out-licensed to other companies

for the production of their

products

• Overall Patent Portfolio

- Approximately 7,700 current nonexpired

patents worldwide

- Approximately 6,300 patent

applications pending worldwide

• Patents on Marketed Products

- Most products are covered by

multiple patents

- Earliest expiration of U.S. patent

protection for a top-five product is

not until year 2016

KEY

PRODUCT

LATEST-TO-EXPIRE

PRODUCT SPECIFIC

U.S. PATENT(S)

YEAR OF

EXPIRATION

AVASTIN

6,884,879

7,169,901

2017

2019

RITUXAN

5,677,180

5,736,137

7,381,560

2014

2015

2016

HERCEPTIN

6,339,142

6,407,213

7,074,404

2019

2019

2019

LUCENTIS

6,884,879

7,169,901

2017

2019

XOLAIR

6,329,509

2018

©2009 Genentech - 2009 Investment Community Meeting

Genentech

IN BUSINESS FOR LIFE

2009 and Beyond

Near-term Milestones

sBLA

Approvals &

Launch

• Avastin for previously treated glioblastoma (accelerated approval)

• Avastin for first-line metastatic renal cell carcinoma

• Rituxan for rheumatoid arthritis DMARD-inadequate responders

• Xolair for pediatric asthma

sBLA

Submissions

• Avastin RIBBON-1 and AVADO for first-line metastatic breast cancer

• Rituxan REACH for relapsed second-line chronic lymphocytic leukemia and CLL-8 for previously untreated chronic lymphocytic leukemia

Late-stage

Pipeline Data

• Avastin NSABP C-08 adjuvant colon cancer data

• Avastin RIBBON-2 second-line metastatic breast cancer data

• Avastin GOG-0218 first-line metastatic ovarian cancer interim analysis

• Avastin CALGB 90401 hormone-refractory prostate cancer interim analysis

• Trastuzumab-DM1 third-line metastatic breast cancer data

• Lucentis BRAVO and CRUISE retinal vein occlusion data

• Lucentis RESTORE diabetic macular edema data

• Rituxan LUNAR lupus nephritis data

• Ocrelizumab SCRIPT rheumatoid arthritis TNF-inadequate responders data

• Ocrelizumab STAGE rheumatoid arthritis MTX-inadequate responders data

• Ocrelizumab FILM rheumatoid arthritis radiographic data

• Ocrelizumab relapsing remitting multiple sclerosis data

DMARD = Disease Modifying Anti-rheumatic Drug; TNF = Tumor Necrosis Factor; MTX = Methotrexate.

©2009 Genentech - 2009 Investment Community Meeting

Our Future

Non-GAAP Earnings Per Share (EPS)1

$12.00

$9.00

$6.00

$3.00

$0

• Key factors for our continued success include:

- Commercial execution

- R&D productivity

- Financial discipline

- Effective use of cash

5-year CAGR = 16%

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

GAAP EPS was $1.18 in 2005, $1.97 in 2006, $2.59 in 2007, and $3.21 in 2008.

1 Please refer to the financial appendix slide for a reconciliation of GAAP to non-GAAP financial measures.

©2009 Genentech - 2009 Investment Community Meeting

Our Greatest Measure of Success

©2009 Genentech - 2009 Investment Community Meeting

Financial Appendix

GAAP to Non-GAAP Reconciliation:

The Company uses non-GAAP historical measures and forecasts to monitor and evaluate the Company’s operating results and trends on an on-going basis and to facilitate internal comparisons to historical results. The Company also uses non-GAAP historical measures and forecasts internally for operating, budgeting and financial planning purposes. The Company believes that the non-GAAP historical measures and forecasts are useful for investors because it provides them with the ability to compare projected future operating results to historical operating results, better identify trends in the Company’s business and better understand how management evaluates the business. Non-GAAP historical measures and forecasts have limitations because they do not include all items of income and expense that affect the Company and they are not prepared in accordance with, and should not be considered in isolation of, or as an alternative to, measurements required by GAAP.

Historical non-GAAP measures:

Non-GAAP financial measures exclude the effects of: (i) recurring amortization charges related to the 1999 redemption of our common stock (Redemption) by Roche Holdings, Inc. (Roche) and our 2007 acquisition of Tanox (such Tanox charges are applicable to 2007 and 2008 only) of $198 million in 1999, $375 million in 2000, $322 million in 2001, $156 million in 2002, $154 million in 2003, $145 million in 2004, $123 million in 2005, $105 million in 2006, $132 million in 2007, and $172 million in 2008 on a pretax basis, (ii) costs incurred by the company on behalf of the Special Committee in connection with its review of the Roche proposal to acquire our outstanding shares (Roche Proposal), as well as legal costs incurred in defense of the Special Committee and/or its individual members in shareholder lawsuits filed in connection with the Roche Proposal totaling $14 million in 2008 on a pretax basis, (iii) the net litigation settlement related to the City of Hope (COH) judgment of ($300) million in 2008 on a pretax basis and additional costs accrued related to the COH contract dispute of $40 million on a pretax basis based on the status of negotiations between the parties on amounts owed for periods subsequent to the original court judgment rendered in 2002, (iv) litigation-related and similar special items for accrued interest and associated bond costs on the COH judgment, including accrued interest and costs related to obtaining a surety bond, and certain other litigation-related matters, in 2002 of $544 million; in 2003 of ($113) million including Amgen and Bayer litigation settlements (net of accrued interest and bond costs related to the COH judgment); in 2004 of $37 million including accrued interest and bond costs related to the COH judgment (net of a released accrual on a separate litigation matter); in 2005 of $58 million including accrued interest and bond costs related to the COH judgment and net amounts paid related to other litigation settlements; and in 2006 and 2007 of $54 million a pretax basis, (v) employee stock-based compensation expense of $309 million in 2006, $403 million in 2007, and $399 million in 2008 on a pretax basis, (vi) certain items related to our acquisition of Tanox, including a non-recurring charge of $77 million in 2007, a non-recurring gain pursuant to application of Emerging Issues Task Force (EITF) 04-1, “Accounting for Preexisting Relationships between the Parties to a Business Combination,” (EITF 04-1) of ($121) million in 2007 on a pretax basis, a non-recurring asset impairment charge of $15 million in 2008 on a pretax basis, and recurring recognition of deferred royalty revenue of ($6) million in 2007 and ($15) million in 2008 on a pretax basis, (vii) the changes in fair value of certain derivatives recorded in “other income, net” of $10 million in 2001 on a pretax basis, (viii) costs related to the sale of inventory that was written up at the Redemption due to push-down accounting in 1999 and 2000 of $93 million on a pretax basis, (ix) charges in 1999 related to the Redemption and push-down accounting of $1,208 million and legal settlements of $230 million, (x) the related net income tax effects of excluding these items of ($325) million in 1999, ($127) million in 2000, ($64) million in 2001, ($280) million in 2002, ($16) million in 2003, ($73) million in 2004 and 2005, ($191) million in 2006, ($166) million in 2007, and ($109) million in 2008, and (xi) the cumulative effect of accounting changes, net of tax, of $58 million in 2000, $6 million in 2001 and $47 million in 2003. Please note that we did not adopt FAS 123R retrospectively.

The Company believes it is appropriate to exclude the effects of the Redemption-related charges; litigation-related and similar special items; the in-process R&D charge, recognition of deferred royalty revenue, asset impairment charges, recurring amortization of intangible assets and EITF 04-1 gain resulting from our acquisition of Tanox, Inc.; and charges associated with supporting the Special Committee because those amounts were the result of transactions that are unusual due to their nature, size or infrequency. The Company excludes the effects of employee stock-based compensation because of varying available valuation methodologies, subjective assumptions and the variety of award types; such exclusion facilitates both comparisons of the Company’s operating results to our peer companies and comparison of the Company’s financial results to any previous periods during which the Company’s equity-based awards were not required to be reflected on the Company’s income statements. Additionally, the Company excludes the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income and EPS.

Free Cash Flow:

For purposes of determining the Horizon 2010 goals, we forecast free cash flow as cash from ongoing operations less capital expenditures, and do not include in this goal items which we believe do not reflect our operational performance, such as litigation settlements, and trading portfolio changes. In order to determine progress toward the 2010 free cash flow goal through December 31, 2008, free cash flow was determined by “net cash from operating activities” less capital expenditures of $1,214 million in 2006, $977 million in 2007 and $751 million in 2008, the effect of changes in the trading portfolio of $29 million in 2006, $360 million in 2007, and $(82) million in 2008, and the after-tax effect of the payment in Q2 2008 related to the COH litigation settlement of $291 million. Capital expenditures for 2008 exclude a $200 million financing payment related to the construction of a manufacturing facility in Singapore that also reduced our 2008 free cash flow.

.

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting Research Overview

March 2, 2009

Richard H. Scheller, Ph.D.

Executive Vice President, Research

Chief Scientific Officer

Research Vision

• To remain one of the world’s top biomedical research organizations

• Translate science into innovative new therapies to improve and extend lives

• Maintain a product portfolio that positions Genentech among the top drug and biotechnology companies

Puck

In the preface to his book, I Wish I’d Made You Angry Earlier,

Chemist and Nobelist Max Perutz writes:

“Creativity in science, as in the arts, cannot be organized. It arises spontaneously from individual talent. Well-run laboratories can foster it, but hierarchical organization, inflexible bureaucratic rules, and mounds of futile paperwork can kill it. Discoveries cannot be planned; they pop up, like Puck, in unexpected corners.” – Perutz 1998, p. ix

2

Genentech is Positioned to Capitalize on Recent Scientific Advances

• In the last 20 years the amount of information and the level of understanding of biological systems has increased dramatically

• This is due to new technologies:

- large scale DNA sequencing, mouse genetic manipulation, RNA expression and proteomic analysis, RNAi technologies, human genetics, parallel chemical synthesis, ultra-high throughput screening, etc.

• A result of this is a very large number of biologically plausible targets for a host of serious diseases – this offers great promise for patients

• To take advantage of this, Genentech dramatically altered the composition of its research group while maintaining the core principle of scientific rigor

3

Genentech’s Research Organization Remains Dynamic as New Areas Emerge

75% of current scientists were not employed by Genentech in 2001

2001 2002 2003 2004 2005 2006 2007 2008

Actual 499 559 578 629 733 940 1101 1177

Andy Chan

Immunology

Marc Tessier-Lavigne

Oncology and Drug Discovery

Mike Varney

Small Molecule

Drug Discovery

Ira Mellman

Oncology

Morgan Sheng

Neuroscience

Research Focus on Oncology and Immunology

T Cell Biology

Myeloid Cell Biology

Eric Brown

Infectious Disease

Apoptosis

Cancer Signaling Pathways

Expanding Armed Antibodies

Innate Immunity

Neuro Degeneration

Angiogenesis Beyond VEGF

Cancer Immunology

All Programs Have Diagnostic Plans

Cancer Stem Cells

4

Genentech Research Again #1 in Science Survey

TOP EMPLOYER SURVEY

INNOVATION, LEADERSHIP, STABILITY, AND SOCIAL RESPONSIBILITY

Science 2008

TOP EMPLOYER

Driving characteristics of Top Employers

2008

1. Innovative leader in the industry

2. Leadership moving company in right direction

3. Treats employees with respect

4. Loyal employees

5. Socially responsible

6. Work and personal values are aligned

Science 10 October 2008: Vol. 322. no. 5899, pp. 283 - 290

5

Genetech Postdoc Program

• The postdoc program provides a steady flow of young scientists with diverse backgrounds to Genentech

• Helps keep the basic science group intellectually vibrant and technically current

• Postdoc research can define new targets or technologies and put us ahead of the pack

Publications

Year Total Research* Postdoc** Top (N/S/C)***

2001 222 132 31 4

2002 204 115 28 3

2003 165 94 25 4

2004 179 110 50 9

2005 189 93 42 4

2006 149 78 28 9

2007 209 130 31 10

2008 215 112 43 8

* 1+ author from Research

** At least 1 Postdoc co-author

*** Nature / Science / Cell

6

Small Molecule Drug Discovery at Genentech

• #1 advantage is the biology behind the project

- More robust target validation

- Rigorous therapeutic index determination

• Experienced small molecule drug discovery scientists designed a unique program from the ground up

Mike Varney, Ph.D.

Senior Vice President Small Molecule Drug Discovery

Project leader Viracept

Bruce Roth, Ph.D.

Senior Director Medicinal Chemistry Inventor of Lipitor

LSR

ED Go Decision

Early Development

IND Filing

IAP Antagonist PI3 Kinase Inhibitor Phase I ABT-263 MEK Inhibitor Cell Cycle Immunology Phase II Hedgehog Inhibitor ABT-869 Intracellular Signaling RTK Apoptosis Morphogens

Decision Making

Marc Tessier-Lavigne, Ph.D.

Executive Vice President – Research Drug Discovery

Arthur Levinson, Ph.D.

Chairman and Chief Executive Officer

Andy Chan, M.D., Ph.D.

Senior Vice President – Research, Immunology

Ira Mellman, Ph.D.

Vice President – Research Oncology

Hal Barron, M.D.

Senior Vice President – Development Chief Medical Officer

Susan Desmond-Hellmann, M.D, M.P.H.

President – Product Development

Morgan Sheng, M.D., Ph.D.

Vice President – Neurosciences

Michael Varney, Ph.D.

Senior Vice President – Small Molecule Drug Discovery

Historical and Projected Five Year IND Submissions

We aspire to best-in-class and first-in-class molecules

Forecast

45

Actual to date

40

35

30

25

Submissions 20

IND 15

10

5

0

1980-1985 1986-1990 1991-1995 1996-2000 2001-2005 2006-2010 2011-2015 2016-2020

IND = Investigational New Drug Year

The Oncology Roadmap: A Continuing Guide

III. Bombing the Tumor

Targeting antibody-drug conjugates to tumor antigens

II. Choking the Tumor

Targeting pathways for life, growth and death

Signal transduction

Cell cycle IV. Tumor Stem Cells

I. Starving the Tumor Targeting angiogenesis Proteolysis Metabolism DNA repair Global regulators V. Tumor Immunology

EGFL7: A Vascular Specific ECM Molecule with Unique Expression Pattern

EGFL7 supports vascular endothelial cell adhesion and regulates vascular tube formation

Normal mammary gland

Breast tumor

Breast tumor treated with anti-VEGF

Endothelial

Marker

EGFL7

Endothelial Marker

EGFL7

Parker et al, Nature, 428: 754-8 (2004)

ECM = Extracellular Matrix 11

Anti-EGFL7 Extends the Efficacy of anti-VEGF Therapy

NSCLC Xenograft Model Group Tumor Growth Curves

Tumor Volumes (mm3)

1400

1200

1000

800

600

400

200

0

0

20

40

60

80

Days

Anti-VEGF

Control Antibody

Anti- EGFL7

Anti-VEGF + anti-EGFL7

IND to be submitted March 13, 2009

Apoptosis: Programmed Cell Death

• Important for development and maintenance of tissues

• Activated by cell-extrinsic and cell-intrinsic signaling pathways

• Helps to control cell numbers by providing a counter-balance to cell proliferation

• Evaded through certain genetic changes in cancer cells

Apo2L / TRAIL

DR5

Apoptosis of lung cancer cells treated with a pro-apoptotic receptor agonist (PARA)

Apoptosis

• Genentech is investigating several biologic agents that can overcome apoptosis evasion in tumor cells as a potential novel strategy for cancer therapy

13

ABT-263 is a Potent Bcl-2/Bcl-XL Antagonist

Ki (nM), Serum Free Bcl-2 Compound Bcl-X Bcl-2 Mcl-1 L

Bad 263

Bcl-xL hBad 0.5 15 4800 Mcl-1 Noxa hNoxa > 1000 > 1000 64 ABT-263 ≤ 0.5 ≤ 1 550

F C O 3 S O N H S RS4;11 ALL model H

3000 O N H sem) S O O N ±

2250 O (mm3 N

. N vol 1500 ABT-263, 100 mkd, po, qd x21

750 tumor Vehicle Cl

. Clinical Status:

Ave 0 • Ongoing Ph I in NHL, CLL, SCLC

0 15 30 45 60

• Initial data encouraging

Days post tumor staging

©2009 Genentech-2009 Investment Community Meeting

Tse et al Cancer Research (2008)

NHL = Non-Hodgkin’s Lymphoma; CLL = Chronic Lymphocytic Leukemia; SCLC = small

1

cell lung cancer; ALL = acute lymphoblastic leukemia

Targeting the Apoptosis Pathways in Cancer

Pro-Apoptotic Receptor Agonists (PARAs)

- Apo2L/TRAIL (collaboration with Amgen)
- Apomab (DR5 agonist antibody)

Bcl-2 antagonist

- ABT-263 (collaboration with Abbott Laboratories)



Apo2L/TRAIL
Chemotherapy
Radiotherapy
Growth factor
receptors
Extrinsic
pathway
DR4/DR5
DNA damage
FADD
DISC
c-FLIP
p53
Puma, Noxa
Akt
P13K
Bcl-2, Bcl-XL, Mcl-1
Procaspase 8,10
Bid
Bax, Bak
Bad
Intrinsic
pathway
Mitochondria
Caspase 8,10
Cytochrome c
Apaf-1
Caspase 9
Apoptosome
Smac/DIABLO
IAP
Caspase 3,6,7
Apoptosis

IAP antagonist

- GDC-0152

A Ashkenazi Nature Reviews Drug Discovery (2008)

©2009 Genentech - 2009 Investment Community Meeting 14

Evidence of Single-agent Clinical Activity with ABT-263

• Phase 1 lymphoid tumors

- Radiographic solid tumor regression in  11/23 (48%) evaluable patients

• 27 Phase 1 CLL/SLL patients

- 2 Partial Responses (PR) - 99% and 75% regression

- 3 Stable Disease (SD) - minor tumor regressions of 47%, 36% and 32%

- 62 year old female w/ refractory SLL/CLL

- 99% total tumor reduction after Cycle 8

Pre-Treatment 4 Cycles ABT-263 15cm

STUDY M06-814 PHASE I SUBJECTS

TUMOR SIZE % CHANGE FROM BASELINE DLBCL

-100 -50 0 50 100

Tumor Growth

Follicular

Follicular, Skin

Mantle Cell

Mantle Cell

Follicular

CLL/SLL

Follicular

Hodgkins

Follicular

Mantle Cell

Marginal Zone

OFF

DOSE

10 80 315

20 160 440

40 225

C2 OFF C2 C9 C1 C6 C4 C6 C2 C7

OFF C2 OFF C2 OFF C2 OFF OFF OFF C2 C2 OFF

Follicular

Follicular CLL/SLL

Follicular

Follicular

CLL/SLL

CLL/SLL

CLL

CLL/SLL

NK-T cell

CLL

TUMOR REGRESSION

124 110 130 128 119 106 105 115 108 101 117 125 103 129 114 122 112 102 109 133 113 126 107

SUBJECT

– 48 year old male w/ NKT cell lymphoma

– 75% reduction in cutaneous lesions after Cycle 2

CLL = Chronic lymphocytic leukemia; SLL = Small lymphocytic lymphoma; NKT = natural killer T-cell Wilson et al ASCO 2008

15

Introducing Marc Tessier-Lavigne

Media Headlines from 2/14/09 - 2/28/09

San Francisco Chronicle

Another possible Alzheimer’s culprit found

TheStreet.com

Genentech Studies How Alzheimer’s Attacks Brain

THE HUFFINGTON POST

THE INTERNET NEWSPAPER, NEWS BLOGS VIDEO COMMUNITY

A Prenatal Link to Alzheimer’s?

“Now, instead of having one dog in the race, there are two.”

Researchers Propose Process in Fetal Development Is Reactivated Later in Life

- Paul Greengard, Rockefeller University

(Nobel Laureate, 2000)

THE WALL STREET JOURNAL

Genentech Suggests New Ways to Treat Alzheimer’s

Los Angeles Times

New theory on Alzheimer’s

Bloomberg.com

Genentech Finds Alzheimer’s “Death Receptor” Target for Drugs

REUTERS

Alzheimer’s may hijack chemical mechanism

FOX NEWS.com Fair & Balanced

A Prenatal Link to Alzheimer’s?

msnbc

Alzheimer’s may hijack chemical mechanism

16

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting

Research Overview

March 2, 2009

Marc Tessier-Lavigne, Ph.D.

Executive Vice President

Research Drug Discovery

Beyond Oncology and Immunology –

Compounding our Growth Potential

January 2006: Expand into new therapeutic areas

• Extend into areas of high unmet need

• Chose areas where Genentech has edge and where science is breaking open,

so we can apply the same industry-beating approach

Infectious Disease

Neuroscience

Need

• Emergence of antibiotic resistance

• Huge unmet need in neurodegenerative, neurological, and psychiatric diseases

Science

• Sequencing of microbial genomes

• Multiple breakthroughs - disease genes, biological function, animal modeling

Edge

• Antibody therapeutic approach, and leadership: Rick Brown (scientific leader, UCSF)

• Scientific leadership: Richard Scheller, Morgan Sheng, Marc Tessier-Lavigne members of US National Academy of Sciences / UK Royal Society

High Prevalence of Neurological and Psychiatric Diseases

Estimated 2008 Prevalence, 000s

(U.S.)

6000

4000

2000

0

30

95

167

184

500

1,500

2,400

4,500

5,700

15,000

20,000

Neurodegeneration

Other neurological

Psychiatric illness

Cancer

Sources:

National Institutes of

Mental Health website

CDC website

www.neurologychannel.com

Oncology estimates:

Market Planning

Amyotrophic lateral sclerosis

Metastatic

Colon

Cancer

Metastatic

Breast

Cancer

Metastatic

Lung

Cancer

Autism

Spectrum

Disorders

Parkinson’s

Schizophrenia

Alzheimer’s

Bipolar

Disorder

Major

Depression

Peripheral

Neuropathy

A New Theory of Alzheimer’s Disease

• Alzheimer’s Disease (AD):

- ~5 million patients, 6% annual growth

- No disease modifying medicines

- Pathology:

• Plaques (fibrils of sticky Aß peptide) and tangles

• Degeneration of nerve cells and nerve fibers (axons), brain shrinkage

• An established bad actor in the disease: the amyloid precursor protein

- Mutations in APP increase AD risk

• How APP is involved in Alzheimer’s disease is still poorly understood

Nerve cell loss

Normal

Alzheimer’s

Alzheimer’s plaques: Aß fibrils

APP

External

Aß

Internal

APP = Amyloid precursor protein

Conventional Theory: “Aß hypothesis”

• APP gives rise to Aß

• The “Aß hypothesis”

- Theory: Aß (or aggregates) is toxic, causes the

disease

- Preclinical evidence: Aß can be toxic in mice, and removing it from animal models of AD can ameliorate disease progression

- Therapeutic approach: anti-Aß antibodies

- Remains a hypothesis (testing in the clinic)

• Genentech approach: best-in-class antibody

- To be discussed by Hal Barron Alzheimer’s plaques:

Aß fibrils

APP

Aß

Aggregates, plaque

Aß

Neural degeneration

Alzheimer’s trigger

External

Aß Aß Aß

Internal

APP = Amyloid precursor protein

New Theory: Focus on N-APP

Neural degeneration

Alzheimer’s trigger

External

Aß

Internal

N-APP

APP

Aß

Aggregate, plaque

Aß Aß Aß

Neural degeneration

APP = Amyloid precursor protein

A New Way of Looking at Alzheimer’s Disease:

APP is Part of a Nerve Cell Self-Destruction Mechanism

Vol 457|19 February 2009|doi:10.1038/nature07767

nature

APP binds DR6 to trigger axon pruning and

neuron death via distinct caspases

Anatoly Nikolaev1, Todd McLaughlin2, Dennis D. M. O’Leary2 & Marc Tessier-Lavigne1

• Turns current understanding of Alzheimer’s disease on its head

• Discovered that APP is part of normal nerve cell self-destruction mechanism used to prune nerve cells and fibers during embryonic development

- Approach: elucidate basic mechanisms of nerve cell degeneration

- Postdoctoral project

• Propose that this normal mechanism is hijacked in Alzheimer’s disease

- Theory explains why APP is so central to Alzheimer’s disease

- Identifies multiple new therapeutic targets

Tessier-Lavigne et al.

Vol 457, 19 February 2009

doi:10.1038 Nature 07767

APP = Amyloid precursor protein

Starting Point: Identified a Death Receptor

Controlling Nerve Cell Degeneration

• Embryonic nerve cells deprived of growth factor support commit suicide

- Similar to “apoptosis” controlled by “death receptors” like DR5

Healthy nerve cells

Deprived nerve cells

Deprived + anti-DR6

• Reasoned that similar mechanisms may operate in nerve cells

- Screened all 28 receptors related to DR5

- Found that DR6 is made by nerve cells prone to suicide

• Made antibody to DR6: blocks degeneration

DR6

External

Internal

Tessier-Lavigne et al.

Vol 457, 19 February 2009

doi:10.1038 Nature 07767

Anti-DR6 Protects Nerve Fibers

Deprived nerve fibers

Deprived nerve fibers

+ anti-DR6

Sensory nerve fibers deprived of NGF, 12 hrs

Next, We Explored: What Activates DR6?

• Obtained evidence that nerve cells make a “suicide” signal that activates DR6

Healthy nerve cell

Ligand

activation

model

DR6

Released

ligand

active

Surface

ligand

inactive

• Search for the signal: how about APP?

- Right place (on nerve fibers), right properties (can be shed), tied to degeneration

(Alzheimer’s disease)

Tessier-Lavigne et al.

Vol 457, 19 February 2009

doi:10.1038 Nature 07767

APP = Amyloid precursor protein

New Model: APP-Death Receptor Model

The Trigger is N-APP

• APP-death-receptor model:

N-APP is released, then binds and activates DR6

N-APP

DR6

APP

External

Internal

ß-secretase

Degeneration

Tessier-Lavigne et al.

Vol 457, 19 February 2009

doi:10.1038 Nature 07767

APP = Amyloid precursor protein

Two Tests of the Model

• Test 1: N-APP triggers degeneration of healthy nerve fibers

Healthy

nerve fibers

Nerve fibers

exposed to N-APP

• Test 2: antibody to N-APP blocks degeneration, like anti-DR6

Healthy nerve cells

Deprived nerve cells

Deprived + anti-N-APP

APP

Anti-N-APP

External

Internal

Tessier-Lavigne et al.

Vol 457, 19 February 2009

doi:10.1038 Nature 07767

APP = Amyloid precursor protein

Signaling Pathway Downstream Provides

Additional Link to Alzheimer’s, Additional Targets

• Caspase-6 acts downstream

Deprived nerve cells

Deprived +

caspase-6 inhibitor

DR6

External

Internal

Caspase-6 Degeneration

N-APP

• Evidence supporting involvement of

mechanism in Alzheimer’s disease (AD):

Players all there, and evidence that mechanism is activated:

- DR6 is enriched in adult nerve cells that are vulnerable in AD

- APP is processed to release relevant fragment in AD

- Signaling pathway (caspase-6) activated in AD

Tessier-Lavigne et al.

Vol 457, 19 February 2009

doi: 10.1038 Nature 07767

APP = Amyloid precursor protein

New Theory Opens Novel

Therapeutic Opportunities

• Identifies novel therapeutic targets

- DR6, N-APP, multiple upstream and downstream pathway components

• Novel IP

• Drug discovery projects on all targets progressing

• Maximize chance of winning:

- Simultaneously pursuing “best-in-class” therapeutic for the

Ab theory, and leading in APP-death-receptor theory

APP = Amyloid precursor protein

Overall Research Conclusions:

• Research organized and scaled to remain industry leader in innovation, and to maximize long-term growth potential

• Alzheimer’s example illustrates approach used in all our research and drug discovery programs

- Culture allows us to recruit best scientists in the world – unparalleled in industry

- Pursue deep understanding of basic and disease mechanisms to guide drug discovery efforts

• Postdoc program enhances approach

• Collaborations accelerate discovery

- Our approach gives multiple competitive edges:

• Leader in identifying new targets – IP edge, remain ahead of competition (e.g. VEGF)

• Better prioritization, increased probability of success over rest of industry for existing mechanisms

• Attractive partner for in-licensing opportunities:

- Small companies and large companies alike want to partner because of quality of science, quality of decision-making, and quality of execution

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting

Product Development Overview

March 2, 2009

Susan Desmond-Hellmann, M.D., M.P.H.

President, Product Development

1

Our Approach To Development

Building A Pipeline of First-in-Class/Best-in-Class Projects

PHASE I

OBJECTIVE: SOLID SAFETY, ESTABLISH PRELIMINARY ‘PROOF OF CONCEPT’

• Safety plan based on biology

• Scientific Rationale

• PK/PD Data

• Exploratory biomarker discovery/development

• Understanding the molecule

PHASE II

OBJECTIVE: SET HIGH BAR FOR PROGRESSION TO PHASE III

• Rigorous study design to evaluate proof of concept and safety

• Include biomarker exploratory endpoints

• When possible, consider a fast-to-market strategy

• Plan broad-based development program by following the pathway/mechanism of action

PHASE III

OBJECTIVE: MAXIMIZE POTENTIAL FOR TIMELY APPROVAL

• Meaningful endpoints that will translate to clinical benefit

• Gather data required for competitive differentiation

PHASE IV

OBJECTIVE: SUPPORT COMMERCIAL EFFORTS AND LONG-TERM SAFETY

• Monitor long-term safety

• Understand real world utilization

• FDA post-marketing requirements

©2009 Genentech - 2009 Investment Community Meeting

2

Our Approach Has Led To Higher Overall Success Rates Than Industry

40% of molecules that entered clinical trials between 1990-2004 were eventually approved*

• Genentech*

• Biotech**

Success Rate

100%

80%

75%

50%

25%

0%

84%

Phase I

69%

56%

Phase II

73%

64%

Phase III

100%

100%

FDA Review

40%

30%

Overall

*Molecules that entered clinical development or were licensed in Phase I from 1990-2004. Current as of February, 2009

**Joseph A. DiMasi (Tufts Center for the Study of Drug Development, Tufts University) & Henry G Grabowski (Department of Economics, Duke University), 2007. “The cost of biopharmaceutical R&D: is biotech different?,” Managerial and Decision Economics, John Wiley & Sons, Ltd., vol. 28(4-5), pages 469-479.

©2009 Genentech - 2009 Investment Community Meeting

3

Data Expected On 5 NMEs and More Than 15 Line-Extensions in 2009

Legend: Phase II Data; Phase III Data; Data Received; Interim Data

NMEs Data Availability

Q1 2009	Q2 2009	Q3 2009	Q4 2009
			Ocrelizumab RA (STAGE)
		Anti-IL13 Asthma	Ocrelizumab RRMS
		Apomab NHL, 1L NSCLC (2H 2009)	
	T-DM1 mBC 2L+	Dulanermin (rhApo2L/TRAIL) NHL, 1L NSCLC (2H 2009)	

Line-Extensions Data Availability

Q1 2009	Q2 2009	Q3 2009	Q4 2009
Rituxan Lupus (LUNAR)	Avastin NSCLC CNS Mets (PASSPORT)	Avastin Squamous NSCLC (BRIDGE)	Avastin Multiple Myeloma
Xolair Asthma Liquid (AQUA)	Avastin Melanoma (BEAM)	Lucentis RVO (BRAVO & CRUISE)	Xolair Asthma (EXTRA)
TNKase Catheter Clearance	Avastin SCLC (SALUTE)	Avastin Ovarian (GOG 218)	Avastin Prostate (CALGB 90401) OS
Rituxan AAV (RAVE)	Avastin AVANT safety analysis	Avastin mBC 2L (RIBBON-2) PFS	Rituxan NHL 1L Maint (PRIMA)
Avastin + Tarceva NSCLC (ATLAS)	Avastin Adjuvant Colon (NSABP-C-08)	Avastin Gastric (AVAGAST) 2H 2009	
	Avastin Prostate (CALGB 90401) OS		

KEY EVENTS

- Avastin Adjuvant Colon (NSABP C-08)
- Avastin Prostate
- Avastin Ovarian
- Lucentis RVO

AAV=ANCA-Associated Vasculitis; mBC=metastatic Breast Cancer; NSCLC=Non-Small Cell Lung Cancer; SCLC=Small cell lung cancer; NSABP=National Surgical Adjuvant Breast and Bowel Project; CALGB=Cancer and Leukemia Group B; OS=Overall Survival; RVO=Retinal Vein Occlusion; GOG=Gynecologic Oncology Group; PFS=Progression-Free Survival; RRMS=Relapsing Remitting Multiple Sclerosis; NHL=Non-Hodgkin's Lymphoma

©2009 Genentech - 2009 Investment Community Meeting
4

Avastin Phase III NSABP C-08 Study For Adjuvant Colon Cancer

This open-label study is designed to detect an approximately 20-25% reduction in the likelihood of disease recurrence or death (disease-free survival) among people receiving Avastin plus chemotherapy versus chemotherapy alone.

Stage II or III Colon Cancer N=2,710

Stratification

Number of Positive Lymph Nodes

Randomization

mFOLFOX6

mFOLFOX6 + Avastin

Final analysis is currently expected in April 2009. The exact timing of the final analysis is dependent on the future timing of disease progression events.

©2009 Genentech - 2009 Investment Community Meeting

NSABP=National Surgical Adjuvant Breast and Bowel Project;

FOLFOX=oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil)

5

7 Reasons Why NSABP C-08 Could Be Positive

1. Mechanism of anti-angiogenesis therapy seems best-suited to treating small, undeveloped tumors

2. Preclinical data suggest early tumors are more responsive to anti-VEGF therapy

3. VEGF is the critical angiogenic factor in the early stages of tumorigenesis

4. High pre-operative serum VEGF levels correlate with worsened survival

5. Clinical data show that Avastin works better when given earlier in disease progression

6. Avastin potentiates effects of chemotherapy that has been proven effective in the adjuvant setting

7. Other agents that were effective in metastatic colorectal cancer were effective in the adjuvant setting when safety was acceptable

©2009 Genentech - 2009 Investment Community Meeting

Disease-free survival

1.0

0.8

0.6

0.4

0.2

0.0

0

10

20

30

40

VEGF < 575 pg ml-1

VEGF ≥ 575 pg ml-1

Time to metastases (months)

British Journal of Cancer (2000) 83 (11), 1425-1431

6

NSABP C-08* Trial is Designed to Deliver Similar Improvements to Standard of Care as Other Adjuvant Colon Cancer Trials (3 year DFS)

*We do not know the data results for NSABP C-08; this table represents an illustration of the results we could see if the study is positive. The study is powered to detect a Hazard Ratio of 0.85 or less with at least 90% power.

STAGE II/III ADJUVANT COLON CANCER

MOSAIC (FOLFOX4)

NSABP C-07 (FLOX)

X-ACT** (Capecitabine) (Stage III only)

NSABP C-08* (mFOLFOX6 + Avastin)

EXPERIMENTAL ARM

78.2%

74.3%

64.2%

79.6% - 81.8%*

CONTROL

72.9% (5FU/LV)

69.4% (5FU/LV)

60.6% (5FU/LV)

76.5% (FOLFOX)*

DIFFERENCE

5.3%

4.9%

3.6%

3.1% - 5.3%*

HAZARD RATIO

0.77

0.80

0.87

0.75 - 0.85*

P-VALUE

p<0.05

p<0.05

p=0.05

**Non-inferiority study

©2009 Genentech - 2009 Investment Community Meeting

5FU/LV=5-fluorouracil plus leucovorin; FOLFOX=oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil); FLOX=5-fluorouracil/folinic acid/oxaliplatin; DFS=Disease-Free Survival

7

Reassuring Avastin Safety Results

NSABP C-08 Safety Presented at ASCO 2008

Maximum Grade of Adverse Events by Treatment

First 18 months after randomization

Percent of Patients

60

45

30

15

0

1

2

3

4

5

mFOLFOX6 (N=1321)

mFOLFOX6 + Avastin (N=1326)

p = 0.0006

Maximum Grade of Adverse Events

C. Allegra, ASCO 2008

©2009 Genentech - 2009 Investment Community Meeting

8

FDA Feedback on NSABP C-08 Filing Single Study Sufficient for Approval

FDA response to Genentech on July 20th, 2004 states that the FDA agrees:

“that if the NSABP C-08 trial meets its stated objectives per the Statistical Analysis Plan, it would support an approval of Avastin in combination with IV 5-FU and oxaliplatin in the adjuvant treatment of patients with resected Stage III colon cancer.”

©2009 Genentech - 2009 Investment Community Meeting

9

Phase III Oncology Studies Historical Outcomes (2003 – YTD 2009)

12/19 pivotal oncology studies were stopped at the interim *(11 positive)*

PRODUCT	INDICATION (STUDY NAME)	STOPPED AT FINAL	STOPPED AT INTERIM
Avastin	1st-line mCRC (2107)	Positive	
	1st-line Pancreatic Cancer (CALGB 80303)	Negative	
	Relapsed mCRC (E3200)		Positive
	1st-line NSCLC (E4599)		Positive
	1st-line mBC (E2100)		Positive
Avastin + Tarceva	1st-line NSCLC Maintenance (ATLAS)		Positive
	Pancreatic (AViTA)		Negative
Herceptin	Adjuvant BC (NSABP/NCCTG)		Positive
	Adjuvant BC (HERA)		Positive
	Adjuvant BC (BCIRG)		Positive
Rituxan	NHL (E4494)	Positive	
	2nd-line CLL (REACH)	Positive	
	NHL (E1496)		Positive
	NHL (R-CVP)		Positive
	NHL (MiNT)		Positive
	1st-line CLL (CLL-8)		Positive
Tarceva	1st-line NSCLC (TRIBUTE/TALENT)	Negative	
	1st-line NSCLC Maintenance (SATURN)	Positive	
Tarceva + Avastin	2nd-line NSCLC (BeTa)	Negative	

CALGB=Cancer and Leukemia Group B; m=metastatic; CRC=Colorectal Cancer; NHL=Non-Hodgkin's Lymphoma, CLL=Chronic Lymphocytic Leukemia, NSCLC=Non-small cell lung cancer; BC=Breast Cancer; NSABP=National Surgical Adjuvant Breast and Bowel Project; NCCTG=North Central Cancer Treatment Group; YTD=Year-to-date

©2009 Genentech - 2009 Investment Community Meeting 10

Avastin Adjuvant Program
"Probable" Dates of Data Availability if Results are Positive

INDICATION	STUDY NAME	ESTIMATED MOST LIKELY DATE OF CROSSING*
Adjuvant Colon Cancer	NSABP-C08	Final analysis is currently expected in April 2009; event-driven efficacy analysis
	AVANT	Expect efficacy analyses in 2010; event-driven
Adjuvant Breast Cancer Triple negative	BEATRICE	Interim Q2 2011
Adjuvant Breast Cancer HER2 positive	BETH	Interim Q2 2012
Adjuvant Breast Cancer HER2 negative	ECOG 5103	Interim Q2 2013
Adjuvant Lung Cancer	ECOG 1505	Interim Q4 2014

*Dates for lung and breast are estimated if the trial is positive; ECOG = Eastern Cooperative Oncology Group

©2009 Genentech - 2009 Investment Community Meeting
11

Avastin is Active in Metastatic

Ovarian Cancer

• Recurrent Ovarian Cancer

- Avastin as single agent

• Overall Response Rate (ORR) = 16%1 and 21%2

• First-line Ovarian Cancer

- Avastin in combination with chemotherapy

• ORR = 78%3 and 74%4

• Safety - includes common Avastin and chemotherapy toxicities; hypertension, neutropenia, hair loss. Gastrointestinal perforations (1.7%) and vascular toxicities in range of product labeling

1. Burger et al, J Clin Oncol 2007 25:5165-5171

2. Cannistra et al, J Clin Oncol 2007 25:5180-5186

3. Campos et al, ASCO 2007

4. Herzog et al, SGO 2009

Patient with Relapsed Ovarian Cancer treated with Single Agent Avastin

Pre-treatment

After 4 cycles of Avastin

©2009 Genentech - 2009 Investment Community Meeting

12

Avastin Ovarian Development Program

4 Phase III Trials – Initial Data Possible in 2009

INDICATION

1st Line Metastatic

Ovarian Cancer

Relapsed

Platinum-sensitive

Ovarian Cancer

STUDY NAME

GOG-218

ICON-7

OCEANS

GOG-213

STATUS

Data likely 2H 2009

Expect to complete enrollment 1H 2009;

Expect data in 2010

Expect to complete enrollment 1H 2009;

Expect data in 2010

Expect data 2013

GOG = Gynecologic Oncology Group

©2009 Genentech - 2009 Investment Community Meeting

13

Avastin Prostate Development Program

Phase III Initial Data Possible in 2009

Interim analyses for Phase III CALGB 90401 planned in Q2 and Q4 2009

CALGB 90401

Primary Endpoint = Overall Survival

Hormone Refractory Prostate Cancer

N = 1,050

1:1 Randomization

Placebo +

Docetaxel/

Prednisone

Avastin +

Docetaxel/

Prednisone

PHASE II

EFFICACY

Primary Endpoint: PSA Decline Rate

PSA Declines of

>50%

PSA Declines of

>75%

Secondary:

Estimated TTP

Measurable disease

Bone Scans

DOCETAXEL + THALIDOMIDE + AVASTIN

(Ning et al)

52 of 58 pts (90%)

44 of 58 pts (76%)

Median 18.2 months progression-free survival

33 pts: 2 CR, 19 PR

Overall response rate: 64%

Improvement (disappearance of lesions) seen on multiple bone scans

©2009 Genentech - 2009 Investment Community Meeting

CALGB=Cancer and Leukemia Group B; TTP=Time to Disease Progression; PSA=Prostate Specific Antigen

14

Development Pipeline

PHASE I

• ABT-263

• Anti-Abeta

• Anti-Beta7

• Anti-CD4

• Anti-NRP1

• Anti-OX40L

• Anti-oxLDL

• Apomab

• Dacetuzumab (Anti-CD40)

• Dulanermin (Apo2L/TRAIL)

• GA101

• IAP Antagonist

• MEK Inhibitor

• New Molecular Entity

• New Molecular Entity

• New Molecular Entity

• PI3 Kinase Inhibitor

• T-DM1 + Pertuzumab

PHASE II

• ABT-869

• Anti-IFNalpha

• Anti-IL13

• Apomab

• Avastin

• Dacetuzumab (Anti-CD40)

• Dulanermin (rhApo2L/TRAIL)

• GA101

• Hedgehog Pathway Inhibitor

• MetMAb

• Ocrelizumab1

• Pertuzumab

• Trastuzumab-DM1

• Xolair

PHASE III

• Avastin

• Avastin +/- Tarceva

• Herceptin

• Lucentis

• Ocrelizumab1

• Pertuzumab

• Rituxan (Hem/Onc)

• Rituxan (Imm)

• Tarceva

• TNKase

• Trastuzumab-DM1

• Xolair

FDA SUBMISSION

PREP

• Avastin

• Rituxan (Hem/Onc)

• Rituxan (Imm)

• Tarceva

AWAITING FDA

ACTION

• Avastin

• Rituxan

• Xolair

FOCUS AREA

• Oncology

• Immunology

• Tissue Growth & Repair

• Neuroscience

As of March 2, 2009

1) Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

©2009 Genentech - 2009 Investment Community Meeting

15

T-DM1 – Phase II HER2+ Metastatic Breast Cancer Proof of Concept 2nd-line+ Interim Data Results

TUMOR RESPONSE AS ASSESSED BY INVESTIGATORS

All efficacy evaluable patients*

Subset of patients prior Lapatinib treatment

Subset of patients with central HER2 testing, FISH/IHC 3+

N

108

60

64/86 (74.4%)

OVERALL ORR n (%) (95% CI)

45 (41.7%) (32.3, 51.6)

24 (40.0%) (27.6, 53.5)

32 (50.0%) (37.2, 62.8)

CONFIRMED ORR n (%) (95% CI)

36 (33.3%) (24.6, 32.6)

18 (30.0%) (19.6, 42.9)

22 (34.4%) (22.9, 47.3)

*Because of limited follow-up, 19 patients have only had 1 post-baseline tumor assessment

ORR = Objective Response Rate = Partial Response + Complete Response

Confirmed ORR = Complete or Partial response determined on two consecutive occasions ≥4 weeks apart

Data as of January 20, 2009

©2009 Genentech - 2009 Investment Community Meeting

FISH=Fluorescent In Situ Hybridization; IHC=ImmunoHistoChemistry

16

T-DM1 – HER2+ Metastatic Breast Cancer

Fast & Broad Development Program

• Evaluating T-DM1 in multiple lines of HER2+ metastatic breast cancer

• Fast-to-market approach – if Phase II third-line results are compelling, will discuss earlier approval path with FDA

- Completion of enrollment is ahead of schedule (LPI Q1 2009)

• Based on positive therapeutic index, adjuvant trials under consideration

INDICATION

# OF

PATIENTS

STATUS

PHASE II PROGRAM

First-line Treatment

N=120

FPI Q3 2008

Second-line+ Treatment

N=113

Expect Data Q2 2009

Third-line Treatment

N=100 Expect LPI

Q1 2009 Expect Data Q1 2010

PHASE III PROGRAM Second-line Treatment (EMILIA) N=580

FPI Q1 2009

©2009 Genentech - 2009 Investment Community Meeting

FDA=Food and Drug Administration; FPI=First Patient In; LPI=Last Patient In

17

Antibody Drug Conjugate Pipeline

Targeting diverse tumors types with armed antibodies

OVARIAN

OVARIAN

PROSTATE

PROSTATE

PROSTATE

PROSTATE

PANCREATIC

MELANOMA

EARLY-STAGE RESEARCH

BREAST BREAST BREAST BREAST

LUNG LUNG LUNG LUNG

COLON

COLON

COLON

COLON

COLON

COLON

KIDNEY KIDNEY

LATE-STAGE RESEARCH

MULTIPLE

MYELOMA

LUNG

PANCREATIC MELANOMA

EARLY DEVELOPMENT

NHL

NHL

PROSTATE

PROSTATE

PRE-IND/ PHASE I

CANCER

PHASE II AND PHASE III

T-DM1

©2009 Genentech - 2009 Investment Community Meeting IND = Investigational New Drug

18

Pertuzumab Development Program

	FIRST-LINE HER2+ METASTATIC BREAST CANCER	PLATINUM-RESISTANT OVARIAN CANCER (HER3 BIOMARKER POSITIVE)	SECOND-LINE METASTATIC NON-SMALL CELL LUNG CANCER
PHASE	Phase III CLEOPATRA	Phase III Prep	Phase II Prep
# OF PATIENTS	N=800	TBD	N=52
STATUS	FPI Q1 2008	Phase III Go Decision Q1 2009 Expect FPI Q4 2009	Expect FPI 1H 2009


Pertuzumab
HER2
HER3
Ligand

- By blocking HER2 dimerization, pertuzumab inhibits key HER signaling pathways that mediate cancer cell proliferation and survival
- Pertuzumab prevents the formation of HER2:HER3 receptor pairs – the most active HER complex regarding transformation potential
- Has potential in HER2+ and HER2-normal tumors

©2009 Genentech - 2009 Investment Community Meeting

Franklin et al. Cancer Cell 2004;5:317–328. Agus et al. Cancer Cell 2002;2:127–137

FPI=First Patient In

19

Pertuzumab – HER2+ Metastatic Breast Cancer

Complete Responses Achieved by Replacing Chemotherapy with Pertuzumab

Positive Phase II Efficacy Results of Pertuzumab + Herceptin Informed our Phase III Go Decision

All patients had previous treatment with Herceptin for metastatic disease

RESPONSE

Complete Response1

Partial Response1

Stable Disease for >8 cycles

(approx. 6 months)

Objective Response Rate

Clinical Benefit Rate2

Progression-free Survival

N (%) N=66

5 (7.6%)

11 (16.7%)

17 (25.8%)

16 (24.2%)

33 (50%)

24 weeks

1Median duration of response was 25.1 weeks (12.4-66.6)

2At data cut-off 21 (31.8%) patients have not yet progressed

Patients with complete response maintained complete response through the end of the study period

March 2007: Patient progressing on Herceptin and chemotherapy, axillary node 29 mm

August 2007: Patient reveals complete response after 6 cycles of Pertuzumab and Herceptin, axillary node 0 mm

©2009 Genentech - 2009 Investment Community Meeting

European Society for Medical Oncology 2008;

Phase II trial of Pertuzumab and Herceptin

20

Pertuzumab

Phase II Results Platinum-Resistant Ovarian Cancer

High activity in HER3 biomarker-positive patients

PFS IN OVERALL POPULATION

All patients

Median PFS

Hazard Ratio (95% CI)

Log-Rank p-value

Gemcitabine + placebo (n=65)

2.6 months

Gemcitabine + pertuzumab (n=65)

2.9 months

0.66 (0.43, 1.03)

0.07

Progression-Free Survival Rate

1.0

0.8

0.6

0.4

0.2

0.0

Gemcitabine + pertuzumab

Gemcitabine + placebo

0

2

4

6

8

10

12

14

Progression-Free Survival (months)

PFS IN PATIENTS SELECTED BY HER3

HER3 selected patients

Median PFS

Hazard Ratio (95% CI)

Log-Rank p-value

Gemcitabine + placebo (n=35)

1.4 months

Gemcitabine + pertuzumab (n=26)

5.3 months

0.32 (0.17,0.59) p=0.0002

Gemcitabine + pertuzumab Median PFS = 5.3 months

Progression-Free Survival Rate

1.0

0.8

0.6

0.4

0.2

0.0

Gemcitabine + placebo

Median PFS = 1.4 months

0

2

4

6

8

10

12

Progression-Free Survival (months)

©2009 Genentech - 2009 Investment Community Meeting PFS=Progression-free Survival

Makhija et al. ASCO 2008, manuscript in submission to Journal of Clinical Oncology

21

Hedgehog Pathway Inhibitor (GDC-0449)

Has Potential to Impact Multiple Tumor Types

• Abnormal activation of the Hedgehog signaling pathway appears to be an important mechanism for many different types of cancers to develop, survive or grow

• GDC-0449 is a potentially first-in-class, best-in-class, oral small molecule inhibitor of the Hedgehog signaling pathway

• GDC-0449 inhibits key components of the hedgehog signaling pathway thereby blocking cancer cell proliferation

Inactive Receptor

PTCH

SMO

Inhibition

No Signal

Ligand-dependent Activation

SHH activation

Signal

GLI1

PTCH, GLI

Loss of PTCH Mutations

Constitutive Signal

GLI1

PTCH, GLI

Activating SMO Mutations

GDC-0449

Signal

GLI1

PTCH, GLI

©2008 Genentech - 2009 Investment Community Meeting

22

Hedgehog Pathway Inhibitor (GDC-0449) Interim Phase I Basal Cell Carcinoma Results

• Advanced basal cell carcinoma (BCC) patients:

- 13 patients treated; cut-off date June 2008

- Patients dosed at 150 mg, 270 mg and 540 mg

- Clinical activity

• Two patients had IRF-confirmed RECIST partial responses

• Four patients had clinically assessed partial responses

• Four patients have stable disease; ongoing at 1.8+ to 5.7+ months on study

• One patient had progressive disease

• Two patients too early to evaluate

Rudin, et al, EORTC-NCI-AACR, October 2008

IRF = Independent Review Facility; RECIST = Response Evaluation Criteria In Solid Tumors.

Baseline

At 5 months

60 year old with multiple locally advanced BCCs and history of Gorlin Syndrome

©2009 Genentech - 2009 Investment Community Meeting

23

Hedgehog Pathway Inhibitor (GDC-0449) Development Program

Advanced Basal Cell Carcinoma represents a fast-to-market opportunity that enables first market entry for this class (potential launch Q4 2011)

INDICATION

PHASE

# OF

PATIENTS

STATUS

LIGAND-DRIVEN

First-line Metastatic Colorectal Cancer

Phase II

N=150

FPI Q2 2008

Ovarian Cancer Maintenance Therapy

Phase II

N=100

FPI Q4 2008

MUTATION-DRIVEN

Advanced Basal Cell Carcinoma

Pivotal Phase II

N=100

FPI Q1 2009

Positive ‘proof of concept’ data in ligand-driven cancers (expected Q4 2010) will result in potential rapid expansion with investment in additional indications

• Small cell lung cancer

• Pancreatic

• Upper GI

• Prostate

• Multiple Myeloma

• NSCLC

• Glioma

• Endometrial

• Melanoma

©2009 Genentech - 2009 Investment Community Meeting

FPI=First Patient In; GI=Gastrointestinal; NSCLC=Non-small cell lung cancer

24

25 New Molecular Entities in Development Pipeline

PHASE I	PHASE II	PHASE III
ABT-263	ABT-869	Ocrelizumab[1]
Anti-Abeta	Anti-IFNalpha	Pertuzumab
Anti-Beta7	Anti-IL13	Trastuzumab-DM1
Anti-CD4	Apomab	
Anti-NRP1	Dacetuzumab (Anti-CD40)	
Anti-OX40L	Dulanermin (rhApo2L/TRAIL)	
Anti-oxLDL	GA101	
IAP Antagonist	Hedgehog Pathway Inhibitor	
MEK Inhibitor	MetMAb	
New Molecular Entity		
New Molecular Entity		
New Molecular Entity		
PI3 Kinase Inhibitor		

FOCUS AREA

- Oncology
- Immunology
- Tissue Growth & Repair
- Neuroscience

As of March 2, 2009

[1] Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

©2009 Genentech - 2009 Investment Community Meeting 25

Neuropilin 1 is Important in Angiogenesis

Loss of neuropilin 1 leads to a

defect in developing vessels

SEMA3A

Avastin

VEGF

anti-NRP1

NRP1

NRP1

Neuronal axis

Vascular axis

Nr

WT

ICA

PECAM

OT

Nrp1-/-

Nrp2+/-

*

*

Takashima et al, 2002

©2009 Genentech - 2009 Investment Community Meeting

Anti-NRP1 Enhances Anti-VEGF Activity

Pericytes Vessels

Control

a-VEGF

a-NRP1

a-NRP1 + a-VEGF

• Anti-NRP1 strongly inhibits vascular remodeling and VEGF-induced endothelial cell migration

• Anti-NRP1 keeps vessels in an immature, VEGF-dependent state with limited pericyte coverage, thus rendering vessels more sensitive to anti-VEGF therapy

• Anti-NRP1 has demonstrated additive activity with anti-VEGF in tumor models

NSCLC xenograft model

Control

Anti-VEGF

Anti-NRP1

Anti-NRP1 + Anti-VEGF

Tumor Volume (mm3)

2000

1500

1000

500

0

0 10 20 30 40

Days

LOCALLY ADVANCED OR METASTATIC TUMORS

PHASE

# OF PATIENTS

STATUS

Phase I

N=36

FPI Q3 2008

©2009 Genentech - 2009 Investment Community Meeting

FPI=First Patient In

27

Genentech Leadership in Oncology

• 1995

- No Oncology sales; Herceptin in Phase II

• Today

- #1 in Oncology sales; 4 approved products

- 3 NMEs in pivotal trials, with a 4th NME starting pivotal study by the end of year

- Substantial and broad pipeline of 16 NMEs, most with novel mechanisms of action

• 2015

- Avastin could be approved for 20 additional labels including 4 for adjuvant treatments

- Potential approval of Herceptin for 2-year adjuvant treatment (data 2011)

- 12 potential NMEs in more than 30 indications:

• First antibody drug conjugate (T-DM1) for multiple lines of metastatic breast cancer

• Next generation anti-CD20 (GA101) for hematological malignancies

• Most NMEs with new mechanisms of action including hedgehog pathway inhibition, apoptosis, PI3K inhibition and others

- Potential to advance another 28 NMEs to late stage clinical development

©2009 Genentech - 2009 Investment Community Meeting

NME=New Molecular Entity

28

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting Product Development Overview

March 2, 2009

Hal Barron, M.D., F.A.C.C.

Senior Vice President, Development, and Chief Medical Officer

Introduction

• Genentech has the potential to further transform how patients are treated in several important therapeutic areas

- Lucentis: Ophthalmology Disease

- Anti-CD20: Immunology Disease

- Anti-oxidized LDL: Cardiovascular Disease

- Anti-Aß: Neurologic Disease

• Data from these programs have the potential to drive near-term (Lucentis, anti-CD20) as well as longer-term value (anti-oxidized LDL, and anti-Aß)

• The underlying approach of integrating our understanding of human disease with basic scientific discoveries will continue to drive our pipeline

©2009 Genentech - 2009 Investment Community Meeting

2

Lucentis Development Program

2009 2010 2011

CRUISE

CENTRAL RVO (CRVO)

Phase III Results

RESTORE DME

(Novartis Study)

Phase III Results

RIDE DME

Phase III Results

BRAVO

BRANCH RVO (BRVO)

Phase III Results

RISE DME

Phase III Results

RETINAL VEIN OCCLUSION (RVO)

• The second leading cause of blindness among retinal vascular disorders

• Estimated potential U.S. target population is 73,000 patients (BRVO: 43,000 patients; CRVO: 30,000 patients)

• Currently no approved medical treatments

DIABETIC MACULAR EDEMA (DME)

• Leading cause of vision loss among the working-age population of most developed countries

• Estimated potential U.S. target population is 193,000 patients

BRVO = Branch Retinal Vein Occlusion; CRVO = Central Retinal Vein Occlusion

©2009 Genentech - 2009 Investment Community Meeting

3

Lucentis In Retinal Vein Occlusion (RVO)

• VEGF is over-expressed in RVO

• Macular edema accounts for a majority of vision loss in RVO

Normal

Retinal Vein Occlusion

MEDIAN EXCESS FOVEAL THICKNESS

Central RVO 0.5 mg

Excess Retinal Thickness (in µm)

350

300

250

200

150

100

50

0

Baseline

Day

7

Month

1

Month

2

Month

3

Month

4

Month

6

= Lucentis Injection

n=10 per arm

25

20

15

10

5

0

Change from Baseline in Visual Acuity

Campochiaro, et al, The American Society of Gene Therapy, 2008.

©2009 Genentech - 2009 Investment Community Meeting

4

Lucentis in Diabetic Macular Edema (DME):

Novartis’ Phase II RESOLVE Study

TRIAL DESIGN

Investigator identifies potential diabetic macular edema patients (n=151)

Baseline fundus photograph, FA and OCT

(Reading center)

Randomized 1:1:1

Sham

Lucentis

0.3 mg

Lucentis

0.5 mg

Assessment if “increase” is needed

Increase to 0.6 mg if needed

Increase to1.0 mg if needed

Photocoagulation after

3 injections if needed

Massin, American Academy of Ophthalmology, November 2008

FA = Fluorescein Angiography; OCT = Optical Coherence Tomography; VA = Visual Acuity;

ETDRS=Early Treatment of Diabetic Retinopathy Study Chart

Mean VA Change Over Time (ETDRS Letters)

20

15

10

5

0

-5

Pooled Lucentis (N=102)

SHAM (N=49)

0 8 1 2 3 4 5 6 7 8 9 10 11 12

Day

Months

©2009 Genentech - 2009 Investment Community Meeting

5

Avastin and Lucentis Are Different

Ranibizumab

(Lucentis)

Bevacizumab

(Avastin)

• Avastin and Lucentis are different, and these differences may translate into differences in biologic and clinical activity

• Chang conducted a retrospective analysis of consecutively treated patients with identical treatment and follow-up methodologies

Lucentis may have a greater biologic effect:

BIOLOGIC EFFECT:

% reduction in thickness (n=178)

Disease persistence past 3 injections (n=120)

LUCENTIS AVASTIN P-VALUE

33% 25% p=0.02

13% 26% p=0.08

Avastin may have a greater duration of effect:

CONVENIENCE:

Duration Effect: Time to 4th Dose (n=120)

LUCENTIS AVASTIN P-VALUE

Mean = 3.9 months

Mean = 6.7 months

p=0.005

Chang, Macula Society, January 2008

©2009 Genentech – 2009 Investment Community Meeting

6

The Comparisons of Age-Related Macular Degeneration Treatments Trial (CATT)

• Study Purpose:

- To evaluate relative efficacy and safety of Lucentis versus Avastin

• Primary Outcome:

- Mean change in visual acuity at 12 months

• Limitations:

- Not adequately masked

- Not powered to detect differences in uncommon safety events (e.g., Stroke)

- In the PRN arms, after first dose, further treatment is based on protocol defined criteria

Month 0 1 2 3 4 5 6 7 8 9 10 11 12 N

LUCENTIS Fixed Monthly Dosing 300

AVASTIN Fixed Monthly Dosing 300

LUCENTIS PRN Lucentis variable dosing following first dose 300

AVASTIN PRN Avastin variable dosing following first dose 300

PRN = As needed

©2009 Genentech - 2009 Investment Community Meeting

7

Higher Doses of Lucentis May Improve Visual Acuity

LUCENTIS PHASE I/II DIABETIC MACULAR EDEMA INTERIM DATA RESULTS

Number of Letters

12

10

8

6

4

2

0

Lucentis 1.0 mg dose

Lucentis 0.5 mg dose

0 1 2 3 4 5 6

Month

n=31

Change in Visual Acuity at 6 Months

15 Letter Gain at 6 Months

1.0 mg dose +8.9 letters 38%

0.5 mg dose +3.5 letters 6%

P-Value p=0.03 p=0.06

Ferrone, Macula Society, January 2009

©2009 Genentech - 2009 Investment Community Meeting

8

Lucentis Could Further Transform Ophthalmology

• We are expecting data from two new significant indications:

- Retinal Vein Occlusion

- Diabetic Macular Edema

• Avastin and Lucentis are different, and these differences could cause meaningful differences in clinical activity

• Higher doses of Lucentis (>0.5 mg) may further differentiate Lucentis from Avastin

©2009 Genentech - 2009 Investment Community Meeting

9

Anti-CD20 Development Programs

2009		2010	2011
Rituxan Rheumatoid Arthritis DMARD-IR Awaiting FDA Action	**Ocrelizumab Rheumatoid Arthritis MTX-IR (STAGE)** Phase III Results	**Ocrelizumab Rheumatoid Arthritis TNF-IR (SCRIPT)** Phase III Results	**Ocrelizumab Lupus Nephritis (BELONG)** Phase III Results
Rituxan Rheumatoid Arthritis Radiographic Study (IMAGE) sBLA 'go' decision Q1 2009	**Ocrelizumab Relapsing Remitting Multiple Sclerosis** Phase II Results	**Ocrelizumab Rheumatoid Arthritis Radiographic Study (FILM)** Phase III Results	**Ocrelizumab Rheumatoid Arthritis Ocrelizumab vs Remicade (CINEMA)** Phase II Results
Rituxan Lupus Nephritis (LUNAR) Phase III Results		**Single Infusion Ocrelizumab Rheumatoid Arthritis MTX-IR (FEATURE)** Phase III Results	
Rituxan ANCA-Associated Vasculitis (RAVE) Phase II/III Results			
Rituxan Type I Diabetes TrialNet Study IST Results			

DMARD-IR= Disease Modifying Anti-Rheumatic Drugs Inadequate Responders; FDA = U.S. Food and Drug Administration; sBLA= supplemental Biologic License Application; MTX-IR= Methotrexate Inadequate Responders; TNF-IR= Tumor Necrosis Factor Inadequate Responders.

©2009 Genentech - 2009 Investment Community Meeting

10

Schematic of Progression of Rheumatoid Arthritis

IMAGE Study Examines Patients with Early Disease

Severity (Arbitrary Units)

RHEUMATOID ARTHRITIS

PRECLINICAL PHASE PRIOR TO SYMPTOM ONSET

Early Disease IMAGE

Intermediate Disease SERENE

Late Anti-TNF Refractory REFLEX

- Disability

- Radiographs

- Inflammation

0 5 10 15 20 25 30

Duration of Disease (years)

Graph: Adapted from Kirwan JR. J Rheumatol. 2001;28:881-886.

Photo: Copyright © American College of Rheumatology.

©2009 Genentech - 2009 Investment Community Meeting

11

Rituxan In Early Rheumatoid Arthritis:

Announcing Phase III IMAGE Study

TRIAL DESIGN

Baseline

Randomized 1:1:1

Placebo + Methotrexate (MTX)

Rituxan 500 mg + Methotrexate

Rituxan 1,000 mg + Methotrexate

PRIMARY ENDPOINT:

• Change of Total Modified Sharp Score versus placebo at week 52

• Data results have been submitted for presentation at EULAR in June 2009

Mean Change from Baseline in Total Modified Sharp Score

Rituxan 1,000 mg Improves

Total Modified Sharp Score

p=0.0004

p=0.1824

1.08 0.65 0.36

Placebo + MTX

Rituxan 500 mg + MTX

Rituxan 1,000 mg + MTX

IMAGE safety results were consistent with prior Rituxan studies; no new safety signals

EULAR= European League Against Rheumatism

©2009 Genentech – 2009 Investment Community Meeting

12

IMAGE: ACR Endpoints Exceeded Expectations

ALL ANALYSES BETWEEN RITUXAN AND PLACEBO STATISTICALLY SIGNIFICANT INTENT-TO-TREAT POPULATION, NON-RESPONDER IMPUTATION

p < 0.0001

64% 77% 80%

p < 0.0001

42%59%65%

p < 0.0001 25% 42% 47%

p = 0.017 9% 17% 16%

p < 0.0006 8% 17% 18%

100% 75% 50% 25% Percent of Patients

ACR20 ACR50 ACR70 ACR90 MCR

Placebo + Methotrexate (N=249) Rituxan 500 mg + Methotrexate (N=249) Rituxan 1000 mg + Methotrexate (N=250)

ACR=American College of Rheumatology Score; MCR = Major Clinical Response.

©2009 Genentech - 2009 Investment Community Meeting

13

Comparison of Biologic Therapies in Early Rheumatoid Arthritis

COMPARISON OF EFFICACY AS MEASURED BY ACR50

Difference

= 23%

Difference

= 15%

Difference

= 14%

Difference

= 16%

Difference

= 22%

42% 65% 42% 57% 32% 46% 46% 62% 49% 71%

100% 75% 50% 25% 0%

Percent of Subjects with ACR50

Rituxan Orencia Remicade Humira Enbrel

Methotrexate Methotrexate + Biologic

ACR=American College of Rheumatology Score

©2009 Genentech - 2009 Investment Community Meeting

14

Rituxan Phase II/III OLYMPUS Primary

Progressive Multiple Sclerosis (PPMS) Study

• The OLYMPUS PPMS study did not meet its primary endpoint, however a subgroup analysis demonstrated that patients younger than 51 years with gadolinium-lesions

( >1) responded to Rituxan

TIME-TO-CONFIRMED DISEASE PROGRESSION

TIME-TO-CONFIRMED DISEASE PROGRESSION

SUBGROUP ANALYSIS: AGE <51, GD LESION 1, N=72

Placebo Rituxan N P=0.1442

Proportion of Patients 70 60 50 40 30 20 10 0 0 12 24 36 48 60 72 84 96 108

Time-to-Confirmed Disease Progression (weeks)

All Intent-to-Treat Patients N=439 Hazard Ratio: 0.33(95% CI: 0.14-0.79)P=0.0088 Placebo Rituxan

Proportion of Patients 70 60 50 40 30 20 10 0 0 12 24 36 48 60 72 84 96 108

Time-to-Confirmed Disease Progression (weeks)

Hawker, etal, ECTRIMS, 2008; GD Lesion = Gadolinium Lesion

©2009 Genentech - 2009 Investment Community Meeting

15

New Potential Indications for Anti-CD20

AREAS CURRENTLY INVESTIGATED		
LUPUS NEPHRITIS The LUNAR Study Phase III	**PRIMARY ENDPOINT:** • A proportion of subjects who achieve a renal response • Renal responses, evaluated at 52 weeks, grouped into one of three mutually exclusive categories: complete renal response, partial renal response, non-response	**STATUS:** • **Expect final results Q1 2009**
ANCA-ASSOCIATED VASCULITIS The RAVE Study Phase II/III	**PRIMARY ENDPOINT:** • The ability of Rituxan to induce a complete remission during the first 6 months of treatment	**STATUS:** • **Expect final results Q1 2009**
TYPE-I DIABETES TrialNet Study Investigator Sponsored Trial	**PRIMARY ENDPOINT:** • To determine the ability of one course of Rituxan to arrest ongoing Beta-cell destruction in recently diagnosed Type-I diabetes as assessed by C-peptide values	**STATUS:** • **Expect final results Q1 2009**

Potential Future Areas of Investigation

- Polyneuropathies
- Myasthenia Gravis
- Dermato/Polymyositis
- Lupus Cerebritis
- Autoimmune Hearing Loss
- Ulcerative Colitis
- Crohn's Disease
- Autoimmune Hepatitis
- Cryoglobulinemia
- Chronic Idiopathic Urticaria
- Pemphigus

©2009 Genentech - 2009 Investment Community Meeting 16

Anti-CD20: Summary

• We are encouraged by the IMAGE data results which further our belief that anti-CD20 is an important treatment for rheumatoid arthritis

• We believe that anti-CD20 has the potential to be an important therapy for:

-Relapsing Remitting Multiple Sclerosis

-Primary Progressive Multiple Sclerosis

-ANCA-Associated Vasculitis

-Type-I Diabetes

-Lupus Nephritis

©2009 Genentech - 2009 Investment Community Meeting

17

Development Pipeline New Molecular Entities

PHASE I PHASE II

• ABT-263

• Anti-A

• Anti-Beta7

• Anti-CD4

• Anti-NRP1

• Anti-OX40L

• Anti-oxLDL

• IAP Antagonist

• MEK Inhibitor

• New Molecular Entity

• New Molecular Entity

• New Molecular Entity

• PI3 Kinase Inhibitor

• ABT-869

• Anti-IFNalpha

• Anti-IL13

• Apomab

• Dacetuzumab (Anti-CD40)

• Dulanermin (rhApo2L/TRAIL)GA101

• Hedgehog Pathway Inhibitor

• MetMAb

FOCUS AREA

• Oncology

• Immunology

• Tissue Growth & Repair

• Neuroscience

©2009 Genentech - 2009 Investment Community Meeting

18

Cardiovascular Disease: Oxidized Lipid Hypothesis



Blood monocyte
Monocyte adhered to epithelium
Arterial lumen
Monocyte migrating into intima
Monocyte becoming intimal macrophage
Dying macrophage
Apoptotic bodies
Macrophage foam cell
Adhesion molecule VCAM-1
CCR2
MCP-1
Arterial intima
Scavenger receptor
Modified lipoprotein particle
M-CSF
Lipid droplets
Tissue factor
ROS
Cytokines
MMPs

Source: Libby, *Nature* Vol. 420, 868-874, (19 December 2002)

©2009 Genentech - 2009 Investment Community Meeting 19

Anti-oxidized LDL Inhibits Atherosclerosis in Pre-Clinical Model

2% reduction in the 0.25 mg group (p=ns)

25% reduction in the 0.5 mg group (p=ns)

41% reduction in the 2.0 mg group (p=0.035)

BI-204 efficiently blocks MCP-1 secretion in vitro from macrophages

Oil red O stained area in aorta (%)

1.6 1.4 1.2 1 0.8 0.6 0.4 0.2

FITC-8 (Control)

0 0.5 1 1.5 2 2.5

Macrophage stained area (%)

0 2 4 6 8 10 12 14 16 18

*33% reduction, p=0.02 *

FITC-8 2.0 IEI-E3 2.0

MCP-1 pg/ml

60000 50000 40000 30000 20000 100000

0 10 100

FITC-8 Antibody

IEI-E3

BI-204

Schioupu, et al, Circulation 2004

©2009 Genentech - 2009 Investment Community Meeting

20

Oxidized LDL May Play a Role in Insulin Resistance

LEVEL OF OXIDIZED LDL PREDICTS DEVELOPING INSULIN RESISTANCE

1.0 2.1 2.4 2.8 3.5 0 1.0 2.0 3.0 4.0 Q1 Q2 Q3 Q4 Q5 Odds Ratio

JAMA. 2008; 299 (19) 2287-2293

©2009 Genentech - 2009 Investment Community Meeting

21

Summary: Anti-Oxidized LDL

• Oxidized LDL may play a significant role in the development of cardiovascular disease

• Oxidized LDL may also play a role in insulin resistance/diabetes mellitus

• The anti-oxLDL antibody binds to a very specific epitope on Oxidized LDL and appears to reduce plaque burden in preclinical models

• Expect Phase II ‘go/no go’ 1H 2009

©2009 Genentech - 2009 Investment Community Meeting

22

Alzheimer’s Disease: The Amyloid Hypothesis and Role of AB

Elan/Wyeth Anti-A# Antibody Phase II Data

• No effect in ApoE4+ patients

• Trend in efficacy for ApoE4-

Alzheimer’s Disease Assessment Cognitive Subscale

Vasogenic Edema (VE):

Greater safety signal seen in ApoE4+ group

Placebo

Elan/Wyeth Anti-Abeta Ab/ApoE4

N=47 N=32

-12 -10 -8 -6 -4 -2 0 0 11 24 37 50 63 78

Change From Baseline

Week

Treatment Difference at Week 78 = 5.0

p=0.026

Dose ApoE4+ ApoE4-

2 mg/kg 6 2

1 mg/kg 3 0

0.5 mg/kg 0 0

0.15 mg/kg 1 0

©2009 Genentech - 2009 Investment Community

23

Best-in-class Anti-AB Antibody

Potential to Be a Best-in-Class Therapeutic

• Interferes with all toxic forms of A!, including aggregates • Reduced effector function to minimize vascular-related side effects • Data has been submitted for presentation at ICAD in July 2009

Antibody in Phase I

ICAD= International Conference on Alzheimer’s Disease

©2009 Genentech - 2009 Investment Community Meeting

24

Development Pipeline
New Molecular Entities

MOLECULES NOT HIGHLIGHTED TODAY

PHASE I

• **Anti-Beta7**	• Ulcerative colitis study ongoing
• **Anti-CD4**	• Expect to complete enrollment in rheumatoid arthritis in 2H'09
• **Anti-OX40L**	• Phase II 'go/no go' decision for asthma in 1H 2009
• **IAP Antagonist**	• Potential to be first-in-class therapy for cancer
• **MEK Inhibitor**	• Small molecule developed in collaboration with Exelixis
• **PI3 Kinase Inhibitor**	• Data submitted to ASCO 2009

PHASE II

• **ABT-869**	• Data submitted to ASCO 2009
• **Anti-IFNalpha**	• Expect first patient in systemic lupus erythematosus study in mid-2009
• **Anti-IL13**	• Expect asthma data in Q3 2009
• **Dacetuzumab (Anti-CD40)**	• Being evaluated in several hematologic malignancy indications
• **GA101**	• Phase I data showed activity in non-Hodgkin's lymphoma (NHL) patients
• **MetMab**	• Being evaluated in combination with Tarceva
• **Apomab**	• Expect results in NSCLC and NHL in 2H 2009
• **Dulanermin (rhApo2L/TRAIL)**	• Expect results in NSCLC and NHL in 2H 2009

FOCUS AREA
- Oncology
- Immunology
- Tissue Growth & Repair
- Neuroscience

ASCO= American Society of Clinical Oncology; NSCLC= Non-small Cell Lung Cancer.

©2009 Genentech - 2009 Investment Community Meeting 25

Genentech

IN BUSINESS FOR LIFE

Investment Community Meeting

Commercial Overview

March 2, 2009

Ian T. Clark

Executive Vice President,

Commercial Operations

Agenda

Insight into 2009 U.S. Sales

Data on Key Growth Drivers Through 2015

Responding to Challenges in the Market

©2009 Genentech - 2009 Investment Community Meeting 2

U.S. Sales Growth in 2009: 10%+

Key variables in 2009:

CAGR: 31%

U.S. Product Sales ($B)

$12 $10 $8 $6 $4 $2 $0

- Avastin: NSABP C-08 final data

$10.35- $10.75 $9.5 $8.5 $7.2 $5.2 $3.6 $2.4

FDA action on glioblastoma and renal cell carcinoma sBLA submissions

Ovarian interim analysis

Prostate interim analysis

- Rituxan:

Rheumatoid arthritis DMARD- IR launch

- Lucentis: Growth trend

- Raptiva:

Progressive multifocal leukoencephalopathy (PML) outcome

2003 2004 2005 2006 2007 2008 Est. 2009

FDA = U.S. Food and Drug Administration; sBLA = Supplemental Biologics License Application; DMARD-IR = Disease-Modifying Anti-Rheumatic Drug Inadequate Responder; NSABP = National Surgical Adjuvant Breast and Bowel Project

©2009 Genentech - 2009 Investment Community Meeting 3

2009 Growth Drivers:

Four Possible Labels, up to 15 Phase III Study Results

POTENTIAL GROWTH DRIVERS:

IMPACT OF THE

MACROECONOMIC ENVIRONMENT:

AVASTIN

RIBBON-1, previously treated glioblastoma, and renal cell carcinoma labels

Life-saving / life-preserving products

Comprehensive patient support programs

Adjuvant colon cancer

Large proportion of portfolio comprises Medicare patients

Prostate cancer and ovarian cancer (interim analyses) and ATLAS data

RITUXAN

Rheumatoid arthritis DMARD-IR label, Rheumatoid arthritis IMAGE data

Lupus nephritis data

ANCA-associated vasculitis data

Relapsed and previously untreated CLL*

TARCEVA

SATURN data

ATLAS data

XOLAIR Pediatric asthma label

Liquid formulation in pre-filled syringe

LUCENTIS Retinal vein occlusion data

LYTICS Catheter clearance data

DMARD-IR = Disease Modifying Anti-Rheumatic Drug Inadequate Responders; ANCA = Anti-Neutrophilic Cytoplasmic Antibodies.

©2009 Genentech - 2009 Investment Community Meeting 4 * Presented at ASH 2008

The First Quarter Is a Short Quarter

EFFECTIVE REVENUE DAYS

Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 2009 Total Portfolio 65.8 62.7 64.9 66.2 65.4 259.2

Avastin 67.5 62.2 64.7 66.1 66.0 259.0

Rituxan 65.2 62.3 65.0 67.3 63.5 258.1

Number of Weekdays –

Non-shipping Holidays +/–

Impact of Sales Distribution Pattern +

Partial Recovery of Holiday Demand =

Effective Revenue Days

©2009 Genentech - 2009 Investment Community Meeting 5

Avastin: Consistent Growth Over 5 Years

140,000

IMP** OUTs Announcement

4 Week Moving Average that ODAC Approval in 1L

120,000 would review mBC: 2/22/08 FDA feedback mBC: 9/13/07 on mBC: 100,000 9/11/06

Vials*

80,000 Positive news on 1L mBC:

4/14/05 mBC Equivalent 60,000 Uptake Approval in 1L

100mg mCRC: ODAC for mBC: 40,000 2/26/04 Approval in 2L Approval in 1L

12/5/07 mCRC: mNSCLC: 6/20/06 10/11/06 20,000 Positive news on 1L mNSCLC: 3/14/05 0

3/1/045/3/047/5/049/6/04 11/8/04 1/10/053/14/055/16/057/18/059/19/05 11/21/05 1/23/063/27/065/29/067/31/0610/2/0612/4/06 2/5/074/9/07 6/11/07 8/13/07 10/15/0712/17/07 2/18/084/21/086/23/088/25/08 10/27/08

*100mg Equivalent Vials = vials converted to 100 mg-equivalent, i.e. 400 mg vials = 4x100 mg-equivalent vials. **IMP = Inventory Management Program mCRC = Metastatic Colorectal Cancer; mBC = Metastatic Breast Cancer; mNSCLC = Metastatic Non-Small Cell Lung Cancer; ODAC = Oncology Drugs Advisory Committee.

©2009 Genentech - 2009 Investment Community Meeting 6 7

Avastin Metastatic: Possible Data/Labels in 15+ Tumor Types

	Data Available	Patient Population*	Eligible Population**	2008 Avg. Total Penetration into Eligible Pop	2008 Sales***	Peak Total Penetration into Eligible	Peak Year Sales****
1st-line CRC	2003	36k	33k	80%	$750M	80%	$800M
2nd-line CRC	2004	21k	19k	45%	$250M	45%	$300M
1st-line NSCLC	2005	71k	38k	65%	$850M	75%	$1,000M
1st-line mBC (HER2-) + Chemo	2005	29k	27k	40%	$400M	60%	$700M
Relapsed Glioblastoma	2007	5k	4k			85%	$100M
1st-line RCC	2007	10k	8k			25%	$150M
2nd-line mBC (HER2-) + Chemo	2009	24k	20k			45%	$400M
1st-line Prostate	2009	30k	23k			50%	$600M
1st-line Ovarian	2009	17k	13k			55%	$450M
2nd-line Ovarian	2010	8k	6k	10% Weighted Average *(Incidental Use)*	$400M	50%	$150M
1st-line mBC (HER2+)	2011	10k	9k			15%	$100M
1st-line GBM	2012	10k	8k			70%	$250M
1st-line DLBCL	2012	25k	21k			35%	$450M
1st-line mBC (HER2-) + Hormones	2011	13k	12k			10%	$100M
1st-line Multiple Myeloma	2014	23k	16k			10%	$250M
Other Metastatic*****	varies	varies	varies			varies	$400M
TOTAL AVASTIN					~$2,650M		

* Drug treated incident population
** Drug treated incident Avastin eligible population

*** Includes additional expanded use in: 2nd-line colorectal cancer (CRC), 1st-line non-small cell lung cancer (NSCLC). Does not include "all other metastatic" and adjuvant incidental use

**** Includes additional expanded use in: 2nd-line CRC, 1st-line NSCLC, 1st-line renal cell carcinoma (RCC), 1st-line ovarian, 2nd-line ovarian, previously treated glioblastoma, 1st-line hormone-refractory prostate cancer, diffuse large B-cell lymphoma (DLBCL), 1st-line metastatic breast cancer (mBC) (HER2+), 2nd-line metastatic breast cancer (mBC) (HER2-) combined with chemotherapy, 1st-line metastatic breast cancer (mBC) (HER2-) combined with hormones, multiple myeloma

*****Includes gastric, small cell lung cancer, GIST, carcinoid and other metastatic expanded use

©2009 Genentech - 2009 Investment Community Meeting 7

Avastin Metastatic: U.S. Sales May Reach $5 Billion



Potential U.S. Product Sales ($B)
$6
$4
$2
$0
$2.6B
$4.1B
$5.1B
2008
2015 Adjusted for Probability
2015 Unadjusted for Probability
Other
Gastric Cancer
Renal Cell Carcinoma
Myeloma
Small Cell Lung Cancer
1st-line Glioblastoma Multiforme
Previously Treated Glioblastoma
Diffuse Large B-cell Lymphoma
Prostate Cancer
Ovarian Cancer
2nd-line Metastatic Breast Cancer
1st-line Metastatic Breast Cancer (HER2+)
1st-line Metastatic Breast Cancer (HER2-) + Hormones
1st-line Metastatic Breast Cancer (HER2-)
1st-line Non-small Cell Lung Cancer
2nd-line Colorectal Cancer
1st-line Colorectal Cancer

Note: 2008 includes additional expanded use in: 2nd-line colorectal cancer (CRC), 1st-line non-small cell lung cancer (NSCLC). 2008 does not include incidental adjuvant use. 2015 includes expanded use. Other = Other metastatic expanded use and franchise, including Carcinoid and GIST
Promotional activity limited to U.S. Food and Drug Administration (FDA)-approved indications. Promotional activity in future markets assumes FDA approval.

©2009 Genentech - 2009 Investment Community Meeting
8

Avastin Adjuvant: Program Considerations When Modeling Sales

GENERAL	• There are six adjuvant studies • % of patients receiving chemotherapy is a key start point • Dose and duration are key variables • Cannot be definitive about extent of label across stages
COLON CANCER	• Physicians may expand use to rectal cancer • Eligible population size*: - Stage III colorectal cancer = 31,000; Stage II = 24,000 • Adoption in Stage II patients may be similar to Eloxatin uptake post MOSAIC
BREAST CANCER	• HER2-negative and HER2-positive studies • Trials may lead to labels in Stage III and Stage II, and possibly Stage I patients • Studies in HER2-negative and triple-negative patients; late stage patients may be treated regardless of hormonal status because of disease severity • Eligible population size*: - HER2-negative = 133,000 - HER2-positive = 37,000
LUNG CANCER	• Eligibility for Avastin may depend upon prior treatment, e.g. surgery, chemotherapy, radiotherapy • Trial includes both squamous cell and non-squamous cell patients • Eligible population*: 17,000

*Drug treated incident Avastin eligible population

©2009 Genentech - 2009 Investment Community Meeting

9

Avastin Adjuvant: HER2-negative Breast Cancer Projected Net Use by Patient Segment



EARLIER STAGE DISEASE
ER/PR- STAGE II/III (12%)
ER/PR+ STAGE II/III (37%)
ER/PR- STAGE I (12%)
ER/PR+ STAGE I (39%)
NO CHEMOTHERAPY
CHEMOTHERAPY
AVASTIN
~85%
60%
~80%
55%
~60%
40%
~35%
10%
Combo studies in HER2+ patients offer additional opportunity

Note: Promotional activity limited to U.S. Food and Drug Administration (FDA)-approved indications. Promotional activity in future markets assumes FDA approval.
ER = Estrogen Receptor; PR = Progesterone Receptor

©2009 Genentech - 2009 Investment Community Meeting

10

Avastin Adjuvant: U.S. Sales May Reach $5 Billion (Adjuvant Breast is the Key Market) Adjuvant Non-small Cell Lung Cancer Adjuvant Breast Cancer HER2-negative Adjuvant Breast Cancer HER2-positive Other Upsides B) Adjuvant Colon Cancer - A positive NSABP C-08 ( $ $6 outcome could accelerate $5.1B Sales enrollment and therefore $5 timing of the other studies Product $4 - Our assumptions on dose $2.6B and duration might be S. $3 conservative U. $2 - We include some share loss $0-0.1B $1 to VEGF TKIs in the adjuvant Potential setting - they may never get 2008 $0 this indication or do so after 2015 Adjusted Avastin patent expires 2015 Unadjusted for Probability for Probability Note: Promotional activity limited to U.S. Food and Drug Administration (FDA)-approved indications. Promotional activity in future markets assumes FDA approval. TKI = Tyrosine Kinase Inhibitor ©2009 Genentech - 2009 Investment Community Meeting 11

Rituxan Hem/Onc: Growth Drivers and Defense Plans Rituxan Hem/Onc (only) Potential Growth Drivers U.S. Product Sales ($B) - Increased adoption in maintenance $2.5 (E1496 study and PRIMA) - Increased adoption in chronic lymphocytic leukemia (if labels granted $1.9 in previously untreated and relapsed) - GA101 (3rd Generation Anti-CD20) $1.3 Ofatutumab Strategy - Leverage CLL-8 and REACH (progression-free survival versus $0.6 overall response rate) - Ensure understanding that refractory relapsed 199719981999 $0 - Highlight Rituxan survival data 2000 2001 2002 2003 2004 2005 2006 2007 2008 - Utilize Rituxan on-label retreatment data - Transition to GA101 ©2009 Genentech - 2009 Investment Community Meeting 12

HER2-Positive Franchise: U.S. Sales Growth Potential of $1 Billion+ Herceptin U.S. Product Sales ($B) Potential Growth Drivers - 2010 $1.5 Launch of T-DM1 - peak sales in metastatic breast cancer =$600M* - 2011 $1.1 HERA 2-year study data (current adjuvant duration 43 weeks) $0.8 - 2012 Launch of pertuzumab in metastatic breast cancer - peak $0.4 sales ~$300M** - 2012 Possible Herceptin-Avastin 1998 1999 2000 $0 2001 2002 2003 adjuvant HER2-positive interim 2004 2005 2006 2007 2008 data * Some sales will cannibalize Herceptin sales. ** Studies also ongoing in non-small cell lung cancer. ©2009 Genentech - 2009 Investment Community Meeting 13

Lucentis: Consistent Growth Throughout 2008 2008 U.S. Sales ($M) Factors in Lucentis’ return to growth in age-related macular $236 $250 degeneration $225 $216 - Reimbursement uncertainty now $198 diminished $200 J-code $150 Genentech Access Solutions - Focus on optimizing outcomes Increase dose in first and second year $100 - Improved relationship with retinal specialist community $50 Collaboration with leadership $0 Joint (Genentech/ASRS) Disease Q1 Q2 Awareness Program Q3 Q4 ASRS = American Society of Retina Specialists - Share stabilized ©2009 Genentech - 2009 Investment Community Meeting 14

Lucentis: RVO and DME in U.S. Could Be a $1 Billion Opportunity

- **Key Growth Opportunities:**
  - Retinal Vein Occlusion (RVO) - expect Phase III data Q3 2009
  - Diabetic Macular Edema (DME) - expect Phase III data 2011
  - *Currently, no approved medical treatments for either disease*

	Wet AMD	RVO	DME
Disease Condition	Chronic	Sub Acute	Chronic
Patient Demographics		Smaller, but younger population	Younger, larger, growing population -- diabetic retinopathy population to triple by 2050
Average Age	~77 years	~60 years	~65 years
Potential US Target Population	184,000	BRVO: 43,000 CRVO: 30,000	193,000
Sales Potential (Yr 3 Post Launch)	$875M*	~$300M**	~$600M**

*Wet AMD launch June 2006. **Assumes some share lost to Avastin. AMD = Age-related Macular Degeneration

©2009 Genentech - 2009 Investment Community Meeting 15

Lucentis: Understanding the Possible Impact of CATT Study CATT RESULTS Lucentis > Avastin Lucentis = Avastin Lucentis < Avastin REIMBURSEMENT/USE CHANGE No Reimbursement/Use Change No Reimbursement/Use Change Reimbursement/Use Change Reimbursement/Use Change POTENTIAL DRIVERS FOR DECISION A wide range of outcomes possible: Legal pathway unclear Study not adequately blinded Study not powered to detect safety differences Reported clusters of inflammatory events associated with intravitreal use of Avastin ©2009 Genentech - 2009 Investment Community Meeting

Lucentis: Total U.S. Sales Projection $2 Billion+ Age-Related Macular Degeneration Retinal Vein Occlusion (RVO) Diabetic Macular Edema (DME) Peak: $2.1B $0.5 $1.0 $1.5 $2.0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 ©2009 Genentech - 2009 Investment Community Meeting Note: Promotional activity limited to U.S. Food and Drug Administration (FDA)-approved indications. Promotional activity in future markets assumes FDA approval. Lucentis U.S. Product Sales (Adjusted for probability of Lucentis DME and RVO trial outcomes and CATT outcome) 17 17

Rituxan Sales in RA to Date: The Tip of the Iceberg? U.S. Rituxan Rheumatoid Arthritis Sales ($M) 2005* 2006 2007 2008 $300 $0 $75 $150 $225 2008 Rheumatoid Arthritis Biologic Market Segmentation 3rd line 12% 2nd line 23% 1st line 65% Shaded areas represent Rituxan adoption (Weighted average = 5%) Estimated total market in 2008 = $5 billion *Represents pre-launch expanded use ©2009 Genentech - 2009 Investment Community Meeting

©2009 Genentech - 2009 Investment Community Meeting

Rituxan and Ocrelizumab in Rheumatoid

Arthritis: Potential of $1.5 Billion+

19

ACR = American College of Radiology Scores; DMARD = Disease Modifying Anti-Rheumatic Drug Inadequate Responders; aTNF-IR = Anti-Tumor Necrosis Factor Inadequate Responders;

CDC = Complement-Dependent Cytotoxicity.

0%

4%

8%

12%

16%

20%

2006 2007 2008 2009 2010 2011 2012

Rituxan RA

aTNF-IR Launch

aTNF-IR X-ray

Label

DMARD-IR

Launch

DMARD Naïve

Launch

Ocrelizumab

Launch

aTNF Cycling

Study Data

Genentech Anti-CD20 Adoption in

Rheumatoid Arthritis (RA)

Market

projected

to be $8B

by 2012

Ocrelizumab: “Immunology Molecule”

• Humanized, low antigenicity

• Low CDC for infusion safety

• Lower dose / single, short infusion

for convenience

Ocrelizumab/anti-TNF Direct

Comparison

• Head-to-head with Remicade in

Enbrel or Humira IR patients

• Enriched with companion diagnostic

Early Treatment with Rituxan (DMARD Naïve)

• IMAGE demonstrated very high impact on signs

& symptoms, x-ray and remission

• Reinforces importance of 1000 mg dose

• Very robust ACR50 and ACR70 scores

Note: Promotional activity limited to U.S. Food and Drug Administration (FDA)-approved indications. Promotional activity in future markets assumes FDA approval.

©2009 Genentech - 2009 Investment Community Meeting

571k patients

147k

patients

203k

patients

Xolair: Possibly a $1 Billion+ Product

Significant Opportunity for Growth Remains

$0

$200

$400

$600

2003 2004 2005 2006 2007 2008

Allergists Pulmonologists Primary Care

Eligible Patients and Penetration by Specialty*

Xolair 18%

Penetration

20

9% 1.5%

U.S. Xolair Sales ($M)

• New data could drive depth of usage with

specialist prescribers

- Pediatric approval pending (Q4 2009)

- Aeroallergen data (2009)

- Liquid formulation / pre-filled syringe launch (2010)

- High-dose ICS/LABA add-on launch (2011)

- Bronchial biopsy launch (2012)

- Chronic idiopathic urticaria launch (2014)

• Increase use for patients in primary care

- PCP** pilot completed (2008)

- Launch to selected PCP targets (2009)

- Launch new tactics for patient awareness (2009+)

*Sources for eligible patient population include: US Department of Health & Human Services, Vital & Health

Statistics, Dec 2006, Trends in Asthma Morbidity & Mortality, August 2007, REACT, AAAAI, TENOR, IMS Dx

**PCP = Primary Care Physician

©2009 Genentech - 2009 Investment Community Meeting

Increasing consolidation and direct

competition with GNE products

Ensuring private and public payers cover Genentech

products for appropriate patients

• Account Management Excellence – expanded field team, new

employer team

• Innovative distribution alternatives

Increasing costs of copays,

co-insurance, Medicare Part D

doughnut hole

Ensure eligible patients have access to our products given

insurance / financial situation

• Access Solutions: Best-in-Class support

• Free medicine for under/uninsured via Genentech Access to

Care Foundation (GATCF)

• Co-pay donations

• Enhanced call center

Rising national healthcare costs

Influence and engage in ongoing dialogue on follow-on

biologics, comparative effectiveness, universal healthcare,

reimportation, repeal of non-interference clause

• Enhanced Government team

• Reimbursement strategies in development programs

Consumerism

Level of Payer Power

Degree of Government

Intervention

Challenges Our Response

Reimbursement: A Comprehensive Strategy

21

©2009 Genentech - 2009 Investment Community Meeting

Reimbursement: Oncology Practices

Rate Our Support Programs Very Highly

0%

10%

20%

30%

40%

47% 50%

15%

19%

7%

1%

7%

1%

3%

50%

18%

16%

8%

6%

2%

Genentech Novartis Amgen Sanofi-Aventis Eli Lilly Astra Zeneca GSK BMS

Oncologists

Practice Managers

22

Source: Access Solutions ATU 2008, fielded Oct 31-Dec 1, 2008

Percent Rating Company “Best”

©2009 Genentech - 2009 Investment Community Meeting

Competition: A Comprehensive Approach

- **Addressing Competition**
  - Highly differentiated products "first-in-class, best-in-class"
  - Comprehensive life-cycle planning − moving forward standard of care
  - Single product sales forces − facilitates great focus
  - Rigorous competitive readiness process − anticipate and position competition
  - Extensive customer support programs
- **Tracking Competition**

Degree of Clinical Innovation
Launch trajectory assumptions
Competition impact
Likelihood of success → Cross-functional teams
Commercial
Regulatory
Competitive Intelligence → Monte Carlo simulation → Revenue

- **Competitive Set-Backs or Delays (in Oncology)**
  - Multiple products have suffered issues

Erbitux IL NSCLC	Tykerb 1L MBC	PTK 787 IL CRC	Zactima 2L NSCLC	PF 3512676 NSCLC	ASA 404 Ovarian
TRU-0I5 iNHL	AZD 2171 NSCLC	Nexavar NSCLC	Axitinib Pancreatic	VEGF Trap Ovarian	AMG 706 NSCLC
					Telecyta NSCLC

  - Off-target toxicity is a frequent issue (also impacts combinations with other targeted products)
  - Some (e.g., VEGF TKIs) may not combine well with chemo - a key issue when considering the adjuvant market

©2009 Genentech - 2009 Investment Community Meeting

TKI = Tyrosine Kinase Inhibitor

23

Follow-on Biologics: Anticipated and

Incorporated Over a 5-Year Period

• Philosophy

- Support provided legislation

adequately protects patient safety

• Modeling

- Commenced 2004, updated each year

- Cross-functional: Commercial,

Manufacturing, Regulatory Affairs,

Government Affairs

- Multiple external inputs

• Conjoint analysis with 400 physicians

• Interviews with managed care copay

directors

• Duke University collaboration

• European Union (EU) experience

• Model using high cost injectables

- Regression analysis: 81 specialty small

molecule analogs

• Assumptions

- Legislation in 2009

- Some clinical trial work needed

- No interchangeability in short/medium

term

- Limited period of data exclusivity

• Planning

- Full use of patents: term restoration,

use patents

- Life cycle plans: next generation,

formulation, diagnostics

- Commercial contracting and pricing

strategies

24

©2009 Genentech - 2009 Investment Community Meeting

U.S. Sales Projections to 2015: $17 Billion

(Adjusted for Probability)

25

$0

$5,000

$10,000

$15,000

$20,000

($M) 2007 2008 2009 2010 2011 2012 2013 2014 2015

U.S. Sales 8,540 9,503 10,698 11,662 12,962 14,121 15,255 16,373 17,026

New Molecules

in Development

Avastin

Adjuvant

Portfolio

Future

Indications for

Currently

Marketed

Products(1)

Approved

Indications for

Currently

Marketed

Products

(1) Excludes Avastin adjuvant indications.

19%

9%

11%

9%

8%

7%

4%

13%

11%

Note: Promotional activity limited to U.S. Food and Drug Administration (FDA)-

approved indications. Promotional activity in future markets assumes FDA approval.

©2009 Genentech - 2009 Investment Community Meeting

Reasons Why Our Sales Projections

Might Be Conservative

• Price increases assumed in 2008 Financial Plan are low:

- Weighted average 3.6% going down to 2.3% by 2015

• Share loss to competition may be overstated (e.g.):

- Avastin 1st-line non-small cell lung cancer penetration rises to 75%, falls to 47%

- Herceptin 1st-line metastatic breast cancer penetration peaks at 75%, falls to 55%

• Earlier stage products have few or no line-extension programs currently included in sales projections

• Follow-on biologic impact might be overstated:

- Extra clinical trials may be required for life-saving indications (adjuvant)

- Exclusivity might be longer than we’ve assumed

- Use patents may provide additional protection

• Probability of success of some development projects may be understated

26

©2009 Genentech - 2009 Investment Community Meeting

U.S

. Sales Projections to 2015: ~$25 Billion

(Unadjusted for Probability)

27

$0

$6,250

$12,500

$18,750

$25,000

($M) 2007 2008 2009 2010 2011 2012 2013 2014 2015

U.S. Sales 8,540 9,503 10,744 12,401 14,464 16,479 19,734 22,335 24,628

New Molecules

in Development

Avastin

Adjuvant

Portfolio

Future

Indications for

Currently

Marketed

Products(1)

Approved

Indications for

Currently

Marketed

Products

19%

15%

17%

14%

20%

13%

10%

13%

11%

(1) Excludes Avastin adjuvant indications.

Note: Promotional activity limited to U.S. Food and Drug Administration (FDA)-

approved indications. Promotional activity in future markets assumes FDA approval.

Genentech IN BUSINESS FOR LIFE

Investment Community Meeting Financial Overview

March 2, 2009

David Ebersman

Executive Vice President and Chief Financial Officer

Agenda

Context for Financial Planning

Our 2008 Financial Plan

Valuation Items

Concluding Thoughts

©2009 Genentech - 2009 Investment Community Meeting 2

Financial Planning Timelines

Genentech 2007 LRP

Genentech 2008 Financial Plan

Genentech 2008 Financial Plan Update

JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC 2008 2008 DEC

2008 2007 Adjusted 2007 LRP was provided to Roche in June 2008. Updated 2008 Financial Plan was provided to Roche in November 2008.

Why We Are Using the 2008 Financial Plan

The 2007 Long-Range Plan (LRP) was a tool for operational planning (not valuation), with a conservative bias to reduce the risk that we get ahead of ourselves investing in new facilities, hiring, etc. The business has changed since the 2007 LRP, including:-New clinical trial results-Competitive updates-Changes in project timelines and probability assumptions-Macroeconomic factors including FX rates The 2007 Long-Range Plan (LRP) was a tool for operational planning (not valuation), with a conservative bias to reduce the risk that we get ahead of ourselves investing in new facilities, hiring, etc. The business has changed since the 2007 LRP, including:-New clinical trial results-Competitive updates-Changes in project timelines and probability assumptions-Macroeconomic factors including FX rates 4

Actual Performance Has Significantly Exceeded LRP Forecasts

ACTUAL EPS VS. LRP FORECASTS 2003 2004 2005 2006 2007 2008

Actual Non-GAAP EPS(1) $1.28$2.23$2.94$3.42 $0.57$0.69$0.84$0.73$0.87$1.06$1.08$1.29$1.58$1.81$2.42$3.05 2002 2003 2004 2005 LRP Forecasts (non-GAAP EPS) Actual GAAP EPS $1.18$1.97$2.59$3.21 ©2009 Genentech - 2009 Investment Community Meeting (1) Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 5

2008 Financial Plan Compared with the 2007 LRP 2015 US Sales Forecast ($ in Billions) + $2.5 - $1.6 Avastin dosing assumptions (AVADO) Updated Avastin timelines

Reduced competitive impacts (e.g. ASCO) R&D portfolio changes More conservative pricing assumptions R&D portfolio changes TOTAL CHANGE: +6% $16.1 $17.0 2007 LRP TOTAL CHANGE: +6% 2008 FP ©2009 Genentech - 2009 Investment Community Meeting 6

2008 Financial Plan: Key Assumptions

Our forecasts concerning income, costs, expenses, taxes, earnings per share, and free cash flow are non-GAAP financial measures, and each such measure in these slides is identified with a footnote as a non-GAAP number.

US sales forecast for each molecule by indication based on market research and internal assessment to estimate market size, penetration, pricing, competition/market share, and other relevant factors.

We discount “unknowns” such as upcoming clinical trial results and uncertainties such as the Cabilly patent based on our estimated probabilities of various outcomes.

We model royalties based on our partners’ local sales forecasts and analyst estimates for 3rd party royalties.

Future pipeline productivity is based on the number of new molecules (NMEs) we expect to enter into clinical development, our estimated probabilities of success in development, and our NME planning assumptions for timelines and sales.

We assume portfolio-weighted average annual price increases of 3.6% in 2009, trending down to 2.3% in 2015.

We forecast costs and expenses based on our estimates of the resources in R&D, manufacturing, commercial, and support functions required to execute our plans; we also assume 3% to 4% annual increases in our costs.

Future impact of follow-on biologics included in forecast based on product-by-product modeling.

The assumptions in the 2008 Financial Plan target our reasonable best estimates, and were intended to be neither conservative nor aggressive.

©2009 Genentech - 2009 Investment Community Meeting 7

Financial Overview

$M (except EPS) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

US Sales 10,698 11,661 12,962 14,121 15,254 16,373 17,026 17,889 19,534 22,060 Sales to Collaborators 546 684 727 738 829 975 1,035 1,115 1,230 1,348 Royalties 2,501 2,465 2,617 2,681 2,723 2,809 2,551 2,518 2,667 2,676 Contract & Other 373 289 342 497 563 660 805 750 740 813

Total Revenues 14,118 15,099 16,648 18,038 19,370 20,817 21,418 22,273 24,171 26,897

Cost of Sales(1) 1,541 1,794 1,872 1,760 1,784 1,947 1,969 1,948 2,022 2,288 R&D(1) 2,824 3,020 3,330 3,608 3,874 4,163 4,284 4,400 4,649 4,951 MG&A(1) 2,233 2,183 2,321 2,432 2,495 2,692 2,828 3,157 3,484 3,867 Profit Sharing 1,352 1,544 1,664 1,688 1,581 1,654 1,645 1,595 1,603 1,643

Costs and Expenses(1) 7,950 8,541 9,187 9,488 9,734 10,456 10,726 11,100 11,757 12,749 Operating Income(1) 6,169 6,558 7,461 8,550 9,636 10,361 10,692 11,173 12,414 14,148

Other Income, Net(1) 147 240 382 499 496 531 647 942 1,212 1,571 Taxes(1) 2,275 2,311 2,457 2,739 3,027 3,244 3,370 3,616 4,135 4,835

Net Income(1) 4,041 4,487 5,386 6,310 7,105 7,648 7,969 8,499 9,491 10,883 EPS(1) $3.85 $4.43 $5.56 $6.76 $7.96 $8.90 $9.42 $10.04 $11.22 $12.86

Free Cash Flow (1) 3,861 3,994 5,214 5,909 6,699 7,228 7,513 7,776 8,483 9,588

Genentech - 2009 Investment Community Meeting (1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 8

US Sales (probability-adjusted) $M (except EPS) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 US Sales 10,698 11,661 12,962 14,121 15,254 16,373 17,026 17,889 19,534 22,060

New Molecules in Development

Avastin Adjuvant Portfolio Future Indications for Currently Marketed Products (1) Approved Indications for Currently Marketed Products

$25,000 $20,000

$15,000

$10,000 $5,000

$0

13%

9%

11%

9%

8%

7% 4%

5%

9%

13%

©2009 Genentech - 2009 Investment Community Meeting

(1) Excludes Avastin adjuvant indications.

9

Royalties $M (except EPS) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Royalties 2,501 2,465 2,617 2,681 2,723 2,809 2,551 2,518 2,667 2,676

Roche

Cabilly

Other $3,000 $2,000 2007 2008 (9 months) Cabilly Revenue 256 298 -1% -1% 6% 2% 2% 3% -9% -1% 6% 0% $0 ©2009 Genentech - 2009 Investment Community Meeting 10

Total Revenues SM (except EPS) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Revenues 14,118 15,099 16,648 18,038 19,370 20,817 21,418 22,273 24,171 26,897 Contract & Other Sales to Collaborators Royalties US Sales $0 $10,000 $20,000 $30,000 5% 7% 10% 8% 7% 7% 3% 4% 9% 11% ©2009 Genentech - 2009 Investment Community Meeting 11

Operating Income and Margin $M (except EPS) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Operating Income(1) 6,169 6,558 7,461 8,550 9,636 10,361 10,692 11,173 12,414 14,148

2009 2015

COS(1) % of product sales 14%11% R&D(1) % of revenues 20%20% MG&A(1) % of revenues 16%13% Profit Sharing % of US Sales 13% 10% $5,000 % of revenues $0

44%43%45%47% 50% 50% 50% 50% 51% 53%

©2009 Genentech - 2009 Investment Community Meeting (1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 12

Taxes $M (except EPS)

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

US Sales Taxes(1) 2,275 2,311 2,457 2,739 3,027 3,244 3,370 3,616 4,135 4,835

$5,000

$1,000 $2,000 $3,000 $4,000 $0

% of pre-tax earnings(1) Singapore manufacturing comes on-line

36% 34% 31% 30% 30% 30% 30% 30% 30% 30% 31% ©2009 Genentech - 2009 Investment Community Meeting (1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 13

Earnings Per Share

$M (except EPS)

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

EPS(1) $3.85 $4.43 $5.56 $6.76 $7.96 $8.90 $9.42 $10.04 $11.22 $12.86

$5 $10 $0 $15 2010-15 CAGR 16%(2)

13% 15% 25% 22% 18% 12% 6% 7% 12% 15%

Net Income(1) 4,041 4,487 5,386 6,310 7,105 7,648 7,969 8,499 9,491 10,883

1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. (2) As of March 2, 2009, our current, most up-to-date, preliminary estimate of the 2010 to 2015 EPS CAGR is now 18%, including the impact of changes in our outlook since we prepared the 2008 Financial Plan in November 2008.

14

Cash Flows

$M 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Net Income(1) 4,041 4,487 5,386 6,310 7,105 7,648 7,969 8,499 9,491 10,883

Capital Expenditures 546 560 620 600 554 545 593 647 640 716

Free Cash Flow(1) 3,861 3,994 5,214 5,909 6,699 7,228 7,513 7,776 8,483 9,588

©2009 Genentech - 2009 Investment Community Meeting

(1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 15

Cash Flows

$M 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Free Cash Flow (1) 3,861 3,994 5,214 5,909 6,699 7,228 7,513 7,776 8,483 9,588

$10 $5 $0

©2009 Genentech - 2009 Investment Community Meeting

(1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 16

“Points of Divergence” with Roche

Future pricing Follow-on biologics Pipeline productivity Global development cost assumptions Avastin adjuvant assumptions Other competitive products Raptiva Tax Manufacturing excess capacity Certain contingencies Capital expenditures Working capital changes Post-2015 ex-US rights

©2009 Genentech - 2009 Investment Community Meeting

17

Potential Upsides to the 2008 Financial Plan

Our current and future pipeline may outperform our “probability of success” and sales expectations. Competition, including follow-on biologics, may be less impactful than we are forecasting. We may use our financial strength and scientific expertise to access important new in-licensing and M&A opportunities.

Changes since November 2008:

POSITIVE

Positive clinical data: -Avastin RIBBON-1-Rituxan IMAGE-Tarceva ATLAS Changes since November 2008: Favorable California tax law change Later Rituxan patent expiration Favorable Cabilly re-exam outcome

NEGATIVE Raptiva PML

©2009 Genentech - 2009 Investment Community Meeting 18

Other Valuation Items

Cash and Genentech’s cash and investments totaled $9.6B Investments as of 12/31/08, with $2.8B in debt on our balance sheet.

Operational Estimates of annual pre-tax savings range from $750M Synergies to over $2B, in addition to other integration opportunities.

Global intellectual property and R&D cost sharing Tax Synergies arrangements may reduce corporate tax rate.

Roche inter-company tax structures may also significantly reduce tax expense.

Post-2015 Ex-US

Ex-US commercialization agreement expires post-2015.

Rights

©2009 Genentech - 2009 Investment Community Meeting 19

Roche Pipeline as of 12/31/08

Phase II	
R435	Avastin - glioblastoma 1st-line
R435	Avastin - NSCLC squamous
R1273	Pertuzumab - EBC HER2+
R1273	Pertuzumab - ovarian cancer
R1415+R435	Tarceva + Avastin - NSCLC 1st-line
R1507	Ewing's sarcoma
R1507	BC
R1507	NSCLC
R3502	T-DM1 - mBC
R3616	Hedgehog Inhitor - cancer
R7159	NHL
GEN	CD40 Ab - diff large B cell lymph
GEN	Apomab - cancer
GEN	Apo2L/TRAIL - cancer
GEN	ABT-869 - solid tumors
GEN	Avastin - extensive SCLC
GEN	Avastin - relapsed MM
ARQ	solid tumors
R667	RAR gamma - emphsema
GEN	Anti-IL 13 - asthma
GEN	Raptiva - renal transplant
R3484	HPV16 - cervical neoplasia
R1439	alegitazar - CV risk reduction
R1594	ocrelizumab - RRMS
R1678	schizophrenia
R3487	Alzheimer's / schizophrenia
CHU	gastroparesis IBS

Phase III	
R105	MabThera - iNHL maint. 1st-line
R105	MabThera + Avastin - NHL aggr.
R340	Xeloda - adj CC combo oxaliplatin
R340	Xeloda - adj CC combo Avastin
R340	Xeloda - adj. BC
R435	Avastin - adj. CC
R435	Avastin - prostate cancer
R435	Avastin - ad. BC HER2+
R435	Avastin - ovarian cancer 1st-line
R435	Avastin - mBC combo std. chem 1stL
R435	Avastin - mBC combo Herceptin 1st L
R435	Avastin - adj. NSCLC
R435	Avastin - met. gastric cancer
R435	Avastin - adj BC HER2-
R597	Herceptin - m. gastric cancer HER2+
R1279	Pertuzumab - mBC HER2+
R1415	Tarceva - adj NSCLC
R1415	Tarceva - NSCLC maint 1st-line
R1415+R435	Tarceva + Avastin - NSCLC maint. 1st-line
GEN	Avastin - hormone mBC HER2-
GEN	Avastin - m head & neck cancer
GEN	Avastin - ovarian cancer 2nd-line
GEN	Avastin - GIST recurr
GEN	Avastin - adj rectal cancer
GEN	Avastin - mBC 2nd-line
GEN	Avastin - high risk carcinoid
R99	CellCept - pemphigus vulgaris
R105	MabThera - RA DMARD IR
R1569	Actemra - sRA
R1594	ocrelizumab - RA
R1594	ocrelizumab - LN
CHU	ED-71 - osteoporosis
GEN	MabThera - lupus nephritis
GEN	MabThera - ANCA assoc. vascul.
R127	Valcyte - CMV extension
R1383	taspoglutide (GLP-1) - type 2 diabetes
R158	dalcetrapib CETP inh. - dyslipidemia
GEN	TNKase - catheter clearance
GEN	Lucentis - diabetic macular edema
GEN	Lucentis - retinal vein occlusion
CHU	EPOCH - chemo induced anaemia

Registration	
R1051	MabThera - CLL 1st-line
R1052	MabThera - CLL relapsed
R340	Xeloda - mCRC combo 1st-line
R340	Xeloda - mCRC combo 2nd-line
R4353	Avastin - RCC
R435	Avastin - mBC combo Taxot. 1st-line
R435	Avastin - glioblastoma 2nd-line
R435	Avastin - NSCLC with CNS mets
R15694	Actemra - RA
GEN	Xolair - pediatric asthma

Legend	
R-no.	Roche managed
GEN	Genentech managed
CHU	Chugai managed
ARQ	ARQuie opt-in
BTI	BioTie opt-in
1	Positive CHMP opinion Jan. 2009
2	Filed in EU Jan. 2009
3	Approved in EU, filed in US Sept. 2008
4	Approved in EU Jan. 20 2009
	Genentech Molecule

©2009 Genentech - 2009 Investment Community Meeting 20

Genentech

IN BUSINESS FOR LIFE

Concluding Thoughts

Evolution of Our Growth Strategy

POTENTIAL GROWTH DRIVERS (in addition to adjuvant indications)

Product LaunchesLine Extensions New Molecules Lucentis-RVO-DME TNKase-Catheter clearance RITUXAN-Chronic lymphocytic leukemia (CLL)-Lupus nephritis-RA (DMARD-IR) Tarceva -Maintenance NSCLC AVASTIN-Renal cell carcinoma-Glioblastoma-Breast cancer -Ovarian cancer -Prostate cancer Potential to launch 24 line-extensions between 2009 and 2011 ABT-869 Apo2L/TRAIL / Apomab Dacetuzumab (Anti-CD40) GA101 Hedgehog Pathway Inhibitor IAP Antagonist MetMAb Pertuzumab PI3 Kinase T-DM1 Anti-Beta7 Anti-IFNalpha Anti-IL13 New Molecular Entity Ocrelizumab Potential to launch 15 new molecular entities between 2011 and 2015 ONCOLOGY/ HEMATOLOGY

IMMUNOLOGY

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

2014 2015 2016 2017 2018

©2009 Genentech - 2009 Investment Community Meeting 22

Growth in NME Pipeline

©2009 Genentech - 2009 Investment Community Meeting

*Number of New Molecular Entities (NMEs) in Phase I, Phase II, Phase III, or filing at end of year

0102030 2003 2004 2005 2006 2007 2008

5 9 12 17 20 26

NMEs in Development at End of Year 23

New Launches Offer Significant Potential Upside

Launch Year Sales Avastin(1) 2004 Lucentis(2) 2006

Forecast $219M $60M

Actual $545M $380M

©2009 Genentech - 2009 Investment Community Meeting

(1) Forecast from 2003 LRP (2)Forecast from 2005 LRP 24

Conclusions

Our 2008 Financial Plan reflects our best thinking about the business and is an appropriate basis for valuation.

-Reflects changes and updates through November 2008.

-All key assumptions were rigorously reviewed.

-Intended to be neither conservative nor aggressive.

Other important sources of value to Roche include operational and tax synergies and post-2015 ex-U.S. rights.

We believe the business is well-positioned to continue to thrive by leveraging our scientific, clinical, manufacturing, commercial and financial strengths and by bringing important new molecules and indications to market.

©2009 Genentech - 2009 Investment Community Meeting 25

Genentech

IN BUSINESS FOR LIFE

Appendix

Base Case Nov 2008 Financial Model

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

US Sales 10,698 11,661 12,962 14,121 15,254 16,373 17,026 17,889 19,534 22,060 22,908 23,577 24,805 27,289 30,029 32,147 Sales to Collaborators 546 684 727 738 829 975 1,035 1,115 1,230 1,348 1,371 1,419 1,425 1,443 1,522 1,657 Royalties 2,501 2,465 2,617 2,681 2,723 2,809 2,551 2,518 2,667 2,676 2,377 2,447 2,611 2,967 3,326 3,662 Contract & Other 373 289 342 497 563 660 805 750 740 813 885 955 1,042 1,126 1,222 1,298

Total Revenue 14,118 15,099 16,648 18,038 19,370 20,817 21,418 22,273 24,171 26,897 27,542 28,398 29,883 32,825 36,099 38,764

Cost of Sales(1) 1,541 1,794 1,872 1,760 1,784 1,947 1,969 1,948 2,022 2,288 2,412 2,742 3,048 3,369 3,800 4,235 R&D(1) 2,824 3,020 3,330 3,608 3,874 4,163 4,284 4,400 4,649 4,951 5,273 5,658 5,977 6,488 6,967 7,395 MG&A(1) 2,233 2,183 2,321 2,432 2,495 2,692 2,828 3,157 3,484 3,867 4,077 4,444 4,933 5,472 6,027 6,448 Profit Sharing 1,352 1,544 1,664 1,688 1,581 1,654 1,645 1,595 1,603 1,643 1,330 1,337 1,316 1,314 1,333 1,082

Costs and Expenses(1) 7,950 8,541 9,187 9,488 9,734 10,456 10,726 11,100 11,757 12,749 13,092 14,180 15,274 16,644 18,128 19,160 Operating Income(1) 6,169 6,558 7,461 8,550 9,636 10,361 10,692 11,173 12,414 14,148 14,450 14,217 14,609 16,182 17,970 19,604

Other Income, Net(1) 147 240 382 499 496 531 647 942 1,212 1,571 1,956 2,365 2,792 3,250 3,746 4,294 Taxes(1) 2,275 2,311 2,457 2,739 3,027 3,244 3,370 3,616 4,135 4,835 4,879 5,018 5,292 6,023 6,730 7,407

Net Income(1) 4,041 4,487 5,386 6,310 7,105 7,648 7,969 8,499 9,491 10,883 11,527 11,565 12,109 13,409 14,986 16,491 EPS(1) $3.85 $4.43 $5.56 $6.76 $7.96 $8.90 $9.42 $10.04 $11.22 $12.86 $13.62 $13.66 $14.31 $15.84 $17.71 $19.48

CapEx 546 560 620 600 554 545 593 647 640 716 688 722 782 808 833 820 Free Cash Flow(1) 3,861 3,994 5,214 5,909 6,699 7,228 7,513 7,776 8,483 9,588 10,133 10,044 10,052 11,010 12,105 12,968 WASO 1,051 1,013 969 933 893 860 846 846 846 846 846 846 846 846 846 846

©2009 Genentech - 2009 Investment Community Meeting (1) The numbers listed here are non-GAAP. Please refer to appendix slide for a GAAP to non-GAAP reconciliation. 27

Financial Footnotes

• GAAP to Non-GAAP Reconciliation:

The Company uses non-GAAP historical measures and forecasts to monitor and evaluate the Company’s operating results and trends on an on-going basis and to facilitate internal comparisons to historical results. The Company also uses non-GAAP historical measures and forecasts internally for operating, budgeting and financial planning purposes. The Company believes that the non-GAAP historical measures and forecasts are useful for investors because it provides them with the ability to compare projected future operating results to historical operating results, better identify trends in the Company’s business and better understand how management evaluates the business. Non-GAAP historical measures and forecasts have limitations because they do not include all items of income and expense that affect the Company and they are not prepared in accordance with, and should not be considered in isolation of, or as an alternative to, measurements required by GAAP.

- Historical Non-GAAP Financial Measures

Non-GAAP financial measures for 2003 through 2008 exclude the effects of: (i) recurring amortization charges related to the 1999 redemption of our common stock (Redemption) by Roche Holdings, Inc. and our 2007 acquisition of Tanox, Inc. (such Tanox charges applicable to 2007 and 2008 only) of $154 million in 2003, $145 million in 2004, $123 million in 2005, $105 million in 2006, $132 million in 2007, and $172 million in 2008 on a pretax basis, (ii) litigation-related and similar special items for accrued interest and associated bond costs on the City of Hope (COH) judgment, including accrued interest and costs related to obtaining a surety bond, and certain other litigation-related matters, in 2003 of ($113) million including Amgen and Bayer litigation settlements (net of accrued interest and bond costs related to the COH judgment); in 2004 of $37 million including accrued interest and bond costs related to the COH judgment (net of a released accrual on a separate litigation matter); in 2005 of $58 million including accrued interest and bond costs related to the COH judgment and net amounts paid related to other litigation settlements; in 2006 and 2007 of $54 million; and in 2008 of ($260) million on a pretax basis, (iii) employee stock-based compensation expense of $309 million in 2006; $403 million in 2007; and $399 million in 2008 on a pretax basis, (iv) a non-recurring charge of $77 million in 2007 related to the acquisition of Tanox, Inc. on a pretax basis, (v) a non-recurring gain pursuant to application of EITF 04-1 to our acquisition of Tanox, Inc. of $121 million in 2007 on a pretax basis, (vi) recognition of deferred royalty revenue resulting from our acquisition of Tanox, Inc. of $6 million in 2007 and $15 million in 2008 on a pretax basis, (vii) asset impairment charges of $15 million in 2008 related to the acquisition of Tanox, Inc. on a pretax basis; (viii) fees incurred on behalf of the Special Committee related to the proposal by Roche to acquire our outstanding shares (Roche Proposal) of $14 million in 2008; (ix) the cumulative effect of accounting changes, net of tax, of $47 million in 2003; (x) the related net income tax effects of excluding these items of $16 million in 2003, $73 million in 2004 and 2005, $191 million in 2006, $166 million in 2007, and $109 million in 2008. Please note that we did not adopt FAS 123R retrospectively.

The Company believes it is appropriate to exclude the effects of the Redemption-related charges; litigation-related and similar special items; the in-process R&D charge, recognition of deferred royalty revenue, asset impairment charges, recurring amortization of intangible assets and EITF 04-1 gain resulting from our acquisition of Tanox, Inc.; and charges associated with supporting the Special Committee because those amounts were the result of transactions that are unusual due to their nature, size or infrequency. The Company excludes the effects of employee stock-based compensation because of varying available valuation methodologies, subjective assumptions and the variety of award types; such exclusion facilitates both comparisons of the Company’s operating results to our peer companies and comparison of the Company’s financial results to any previous periods during which the Company’s equity-based awards were not required to be reflected on the Company’s income statements. Additionally, the Company excludes the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income and EPS.

- Non-GAAP Financial Forecasts

The forecasts of non-GAAP financial measures exclude the effects of: (i) recurring amortization charges related to the Redemption and our 2007 acquisition of Tanox, Inc., (ii) items related to our acquisition of Tanox, Inc., including recognition of deferred royalty revenue, (iii) income tax effect on recurring charges related to the Redemption and our acquisition of Tanox, Inc. and recognition of deferred royalty revenue, and (iv) employee stock-based compensation expense. Additionally, estimates for unknown matters and other items which the Company cannot reasonably forecast, including costs incurred by the company on behalf of the Special Committee in connection with its review of the Roche Proposal and Roche Tender Offer, as well as legal costs incurred in defense of the Special Committee and/or its individual members in shareholder lawsuits filed in connection with the Roche Proposal and Roche Tender Offer, are not included in the non-GAAP forecasts. Free cash flow forecast is defined as non-GAAP operating income minus changes in working capital and capital expenditures.

The Company believes it is appropriate to exclude the effects of the Redemption-related charges, the impact of future litigation and other special items because these amounts are unknown to the Company or will be the result of transactions that are unusual due to their nature, size or infrequency. The Company excludes the effects of employee stock-based compensation from the non-GAAP forecasts because the calculation requires assumptions about future unknown matters, including the Company’s stock price and the amount and type of awards to be issued, varying available methodologies and other subjective assumptions. The Company excludes the tax effects of certain items described above in order to present a more meaningful measure of non-GAAP EPS. The Company has historically excluded similar items when presenting non-GAAP financial measures. A quantitative reconciliation of these non-GAAP financial forecasts is not available without unreasonable effort.

©2009 Genentech - 2009 Investment Community Meeting 28

Genetech

IN BUSINESS FOR LIFE

Investment Community Meeting Conclusion

March 2, 2009

Arthur D. Levinson, Ph.D.

Chairman and Chief Executive Officer

Top Companies by 1998-2009E EPS Growth

Large Cap Companies: >$50 Billion Market Cap

RANK COMPANY INDUSTRY 1998-2009E EPS

CAGR (%)

1 Genentech Inc. Biotechnology 32.2

2 QUALCOMM Inc. Telecommunications Equipment 29.3

3 Petroleo Brasileiro Integrated Oil 24.3

4 China Mobile Limited Wireless Telecommunications 23.8

5 Oracle Corp. Packaged Software 23.7

6 Apple Inc. Computer Processing Hardware 23.1

7 Siemens AG Industrial Conglomerates 23.1

8 ConocoPhillips Integrated Oil 21.8

9 Sanofi-Aventis Pharmaceuticals: Major 21.2

10 PetroChina Co. Ltd. Integrated Oil 20.8

11 British American Tobacco PLC Tobacco 18.8

12 Cisco Systems, Inc. Computer Communications 18.1

13 Amgen Inc. Biotechnology 17.1

14 Chevron Corp. Integrated Oil 16.3

15 Total SA Integrated Oil 15.6

Source: Capital IQ, IBES estimates as of February 23, 2009

©2009 Genentech-2009 Investment Community Meeting

What Does Genentech Look Like in 2015?

Potential upside...

Non-GAAP Earnings Per Share (EPS)1

$12.00

$9.00

$6.00

$3.00

$0

• Launches:

- Potential to launch 60 line-extensions between 2009 and 2015

- Potential FDA approval of 15 NMEs between 2010 and 2015

...potential downside

• We expect Genentech to be successful regardless of the outcome of the Avastin adjuvant colon C-08 trial

2005

2006

2007

2008

2009

2010

2011

2012

2013

2014

2015

GAAP EPS was $1.18 in 2005, $1.97 in 2006, $2.59 in 2007, and $3.21 in 2008.

1 Please refer to the financial appendix slide for a reconciliation of GAAP to non-GAAP financial measures.

©2009 Genentech - 2009 Investment Community Meeting

Changing the Lives of Patients.

Some of Genentech’s Key Scientific Discoveries

• First-ever cloning and expression of a recombinant protein (somatostatin)

• Cloning and expression of human insulin - the first protein therapeutic produced by recombinant DNA technology

• First commercial-scale expression of biologically active human proteins in bacteria and mammalian cells

• First cloning and expression of human growth hormone, tPA.

• Discovery and cloning of VEGF

- development of the first anti-angiogenic therapy

- development of the first therapy that improves vision in macular degeneration

• First monoclonal antibody for treatment of cancer in the United States

• Discovery of HER2 pathway in human cancer and development of Herceptin the first anti-cancer targeted therapy

• Understanding the cellular and biochemical mechanisms of apoptosis

• First crystal structure of a ligand-receptor pair

• Discovery of complement receptor required for first line of bacterial defense

• New model for the basis of Alzheimer’s disease

©2009 Genentech - 2009 Investment Community Meeting

Roche Pharmaceuticals Division Sales Top Selling Pharmaceutical Products

100%

75%

50%

25%

0%

21%

34%

40%

55%

66%

1998

2000

2002

2004

2006

2008

Roche-derived products

Genentech-derived products

Source: Roche Annual Reports

Top Selling Products = Roche’s top selling prescription drugs by year as report in their Annual Report.

©2009 Genentech - 2009 Investment Community Meeting

In Summary

• Genentech is valuable to our minority shareholders, and to Roche

• There is a significant disconnect between the Special Committee’s and Roche’s valuation of the company

• Today we have given you more information than we have in the past so that you can make an informed decision

- Roche has received this same information, but has chosen to discount the information

• We do not believe the Roche tender offer adequately reflects the value and future potential of Genentech’s business

©2009 Genentech - 2009 Investment Community Meeting

Financial Appendix

GAAP to Non-GAAP Reconciliation:

The Company uses non-GAAP historical measures and forecasts to monitor and evaluate the Company’s operating results and trends on an on-going basis and to facilitate internal comparisons to historical results. The Company also uses non-GAAP historical measures and forecasts internally for operating, budgeting and financial planning purposes. The Company believes that the non-GAAP historical measures and forecasts are useful for investors because it provides them with the ability to compare projected future operating results to historical operating results, better identify trends in the Company’s business and better understand how management evaluates the business. Non-GAAP historical measures and forecasts have limitations because they do not include all items of income and expense that affect the Company and they are not prepared in accordance with, and should not be considered in isolation of, or as an alternative to, measurements required by GAAP.

Historical non-GAAP measures:

Non-GAAP financial measures exclude the effects of: (i) recurring amortization charges related to the 1999 redemption of our common stock (Redemption) by Roche Holdings, Inc. (Roche) and our 2007 acquisition of Tanox (such Tanox charges are applicable to 2007 and 2008 only) of $198 million in 1999, $375 million in 2000, $322 million in 2001, $156 million in 2002, $154 million in 2003, $145 million in 2004, $123 million in 2005, $105 million in 2006, $132 million in 2007, and $172 million in 2008 on a pretax basis, (ii) costs incurred by the company on behalf of the Special Committee in connection with its review of the Roche proposal to acquire our outstanding shares (Roche Proposal), as well as legal costs incurred in defense of the Special Committee and/or its individual members in shareholder lawsuits filed in connection with the Roche Proposal totaling $14 million in 2008 on a pretax basis, (iii) the net litigation settlement related to the City of Hope (COH) judgment of ($300) million in 2008 on a pretax basis and additional costs accrued related to the COH contract dispute of $40 million on a pretax basis based on the status of negotiations between the parties on amounts owed for periods subsequent to the original court judgment rendered in 2002, (iv) litigation-related and similar special items for accrued interest and associated bond costs on the COH judgment, including accrued interest and costs related to obtaining a surety bond, and certain other litigation-related matters, in 2002 of $544 million; in 2003 of ($113) million including Amgen and Bayer litigation settlements (net of accrued interest and bond costs related to the COH judgment); in 2004 of $37 million including accrued interest and bond costs related to the COH judgment (net of a released accrual on a separate litigation matter); in 2005 of $58 million including accrued interest and bond costs related to the COH judgment and net amounts paid related to other litigation settlements; and in 2006 and 2007 of $54 million a pretax basis, (v) employee stock-based compensation expense of $309 million in 2006, $403 million in 2007, and $399 million in 2008 on a pretax basis, (vi) certain items related to our acquisition of Tanox, including a non-recurring charge of $77 million in 2007, a non-recurring gain pursuant to application of Emerging Issues Task Force (EITF) 04-1, “Accounting for Preexisting Relationships between the Parties to a Business Combination,” (EITF 04-1) of ($121) million in 2007 on a pretax basis, a non-recurring asset impairment charge of $15 million in 2008 on a pretax basis, and recurring recognition of deferred royalty revenue of ($6) million in 2007 and ($15) million in 2008 on a pretax basis, (vii) the changes in fair value of certain derivatives recorded in “other income, net” of $10 million in 2001 on a pretax basis, (viii) costs related to the sale of inventory that was written up at the Redemption due to push-down accounting in 1999 and 2000 of $93 million on a pretax basis, (ix) charges in 1999 related to the Redemption and push-down accounting of $1,208 million and legal settlements of $230 million, (x) the related net income tax effects of excluding these items of ($325) million in 1999, ($127) million in 2000, ($64) million in 2001, ($280) million in 2002, ($16) million in 2003, ($73) million in 2004 and 2005, ($191) million in 2006, ($166) million in 2007, and ($109) million in 2008, and (xi) the cumulative effect of accounting changes, net of tax, of $58 million in 2000, $6 million in 2001 and $47 million in 2003. Please note that we did not adopt FAS 123R retrospectively.

The Company believes it is appropriate to exclude the effects of the Redemption-related charges; litigation-related and similar special items; the in-process R&D charge, recognition of deferred royalty revenue, asset impairment charges, recurring amortization of intangible assets and EITF 04-1 gain resulting from our acquisition of Tanox, Inc.; and charges associated with supporting the Special Committee because those amounts were the result of transactions that are unusual due to their nature, size or infrequency. The Company excludes the effects of employee stock-based compensation because of varying available valuation methodologies, subjective assumptions and the variety of award types; such exclusion facilitates both comparisons of the Company’s operating results to our peer companies and comparison of the Company’s financial results to any previous periods during which the Company’s equity-based awards were not required to be reflected on the Company’s income statements. Additionally, the Company excludes the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income and EPS.

Free Cash Flow:

For purposes of determining the Horizon 2010 goals, we forecast free cash flow as cash from ongoing operations less capital expenditures, and do not include in this goal items which we believe do not reflect our operational performance, such as litigation settlements, and trading portfolio changes. In order to determine progress toward the 2010 free cash flow goal through December 31, 2008, free cash flow was determined by “net cash from operating activities” less capital expenditures of $1,214 million in 2006, $977 million in 2007 and $751 million in 2008, the effect of changes in the trading portfolio of $29 million in 2006, $360 million in 2007, and $(82) million in 2008, and the after-tax effect of the payment in Q2 2008 related to the COH litigation settlement of $291 million. Capital expenditures for 2008 exclude a $200 million financing payment related to the construction of a manufacturing facility in Singapore that also reduced our 2008 free cash flow.

7

.

Genentech IN BUSINESS FOR LIFE

Investment Community Meeting

March 2, 2009

Appendix:

Clinical Development Timelines

©2009 Genentech – Investment Community Meeting – March 2, 2009 1

Key Collaborators

Product	Company
ABT-263	Abbott
ABT-869	Abbott
Anti-Aβ	AC Immune
Anti-CD4	Tolerx
Anti-NRP1	Evotec and Roche
Anti-OX40L	Roche
Anti-oxLDL	BioInvent
Avastin®	Roche
Dacetuzumab (Anti-CD40)	Seattle Genetics
Dulanermin (rhApo2L/TRAIL)	Amgen
GA101 (3rd Generation Anti-CD20)	Biogen Idec and Roche
Growth Hormone + IGF-1	Tercica
Hedgehog Pathway Inhibitor	Curis and Roche

Product	Company
Herceptin®	Roche
Lucentis®	Novartis
MEK Inhibitor	Exelixis
Nutropin®	Ipsen
Ocrelizumab[1] (2nd Generation Anti-CD20)	Biogen Idec and Roche
Pertuzumab	Roche
PI3 Kinase Inhibitor	Roche
Raptiva®	Merck Serono
Rituxan®	Biogen Idec and Roche
Tarceva®	OSI and Roche
Trastuzumab-DM1 (T-DM1)	ImmunoGen and Roche
Xolair®	Novartis

[1]Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

©2009 Genentech – Investment Community Meeting – March 2, 2009
2

Oncology Develop ment Pipeline

Phase I ABT-263

Chronic lymphocytic leukemia Lymphoid malignancies Small cell lung cancer

Anti-NRP1

Cancer

Apomab

Colorectal cancer

Dacetuzumab (Anti-CD40)

Diffuse large B-cell lymphoma Multiple myeloma Non-Hodgkin’s lymphoma

Dulanermin (rhApo2L/TRAIL)

Colorectal cancer GA101

Non-Hodgkin’s lymphoma

IAP Antagonist

Cancer

MEK Inhibitor

Cancer

New Molecular Entity

Cancer

New Molecular Entity

Cancer

PI3 Kinase Inhibitor

Cancer

Trastuzumab-DM1 + Pertuzumab

HER2-positive metastatic breast cancer1

Phase II ABT-869

Advanced renal cell carcinoma

Advanced or metastatic hepatocellular carcinoma First-line metastatic breast cancer Second-line metastatic colorectal cancer Metastatic non-small cell lung cancer

Apomab

Indolent relapsed non-Hodgkin’s lymphoma First-line metastatic non-small cell lung cancer

Avastin

Extensive small cell lung cancer

Non-squamous, non-small cell lung cancer with previously treated CNS metastases Relapsed multiple myeloma

Dacetuzumab (Anti-CD40)

Relapsed diffuse large B-cell lymphoma Second-line diffuse large B-cell lymphoma

Dulanermin (rhApo2L/TRAIL)

Indolent relapsed non-Hodgkin’s lymphoma First-line metastatic non-small cell lung cancer GA101

Relapsed or refractory hematologic malignancies Indolent non-Hodgkin’s lymphoma

Hedgehog Pathway Inhibitor

Advanced basal cell carcinoma First-line metastatic colorectal cancer Ovarian cancer maintenance therapy

MetMAb

Second– and third-line metastatic non-small cell lung cancer1

Pertuzumab

Second-line metastatic non-small cell lung cancer1

Trastuzumab-DM1

First-line HER2-positive metastatic breast cancer Second-line+ HER2-positive metastatic breast cancer Third-line HER2-positive metastatic breast cancer

Phase III Avastin

Adjuvant colon cancer

Adjuvant HER2-negative breast cancer Adjuvant HER2-positive breast cancer Adjuvant non-small cell lung cancer Diffuse large B-cell lymphoma First-line advanced gastric cancer First-line HER2-negative metastatic breast cancer First-line HER2-positive metastatic breast cancer First-line metastatic ovarian cancer Gastrointestinal stromal tumors High risk carcinoid Hormone refractory prostate cancer Newly diagnosed glioblastoma multiforme1 Relapsed platinum-sensitive ovarian cancer Second-line HER2-negative metastatic breast cancer

Avastin +/- Tarceva

First-line metastatic non-squamous, non-small cell lung cancer

Herceptin

Adjuvant HER2-positive breast cancer (HERA 2-year treatment)

Pertuzumab

First-line HER2-positive metastatic breast cancer Platinum-resistant ovarian cancer1

Rituxan

Follicular non-Hodgkin’s lymphoma

Tarceva

Adjuvant non-small cell lung cancer

Trastuzumab-DM1

Second-line HER-positive metastatic breast cancer

FDA Submission Prep Avastin

First-line HER2-negative metastatic breast cancer (RIBBON-1 and AVADO sBLAs)

Rituxan

Previously untreated chronic lymphocytic leukemia Relapsed chronic lymphocytic leukemia

Tarceva

First-line maintenance therapy for advanced non-small cell lung cancer

Awaiting FDA Action Avastin

First-line metastatic renal cell carcinoma Previously treated glioblastoma

As of March 2, 2009

1) Preparing for phase.

1) Preparing for phase.

2) Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

CNS = Central Nervous System

©2009 Genentech – Investment Community Meeting – March 2, 2009

3

Immunology, Tissue Growth & Repair, and Neuroscience Development Pipeline

Phase I

Anti-Aβ
- Alzheimer's Disease

Anti-Beta7
- Ulcerative colitis

Anti-CD4
- Rheumatoid arthritis

Anti-OX40L
- Asthma

Anti-oxLDL
- Secondary prevention of cardiovascular events

New Molecular Entity
- Autoimmune disease[1]

Phase II

Anti-IFNalpha
- Systemic lupus erythematosus[1]

Anti-IL13
- Asthma

Ocrelizumab[2]
- Relapsing remitting multiple sclerosis

Xolair
- Chronic idiopathic urticaria[1]

Phase III

Lucentis
- Diabetic macular edema
- Retinal vein occlusion

Ocrelizumab[2]
- Lupus nephritis
- Rheumatoid arthritis

Rituxan
- ANCA-associated vasculitis
- Lupus nephritis

TNKase
- Central venous catheter clearance
- Hemodialysis catheter clearance

Xolair
- Asthma
- Liquid formulation

FDA Submission Prep

Rituxan
- Rheumatoid arthritis (radiographic data)

Awaiting FDA Action

Rituxan
- Rheumatoid arthritis DMARD-inadequate responders

Xolair
- Pediatric asthma

Legend
- Oncology
- Immunology
- Tissue Growth & Repair
- Neuroscience

<u>As of March 2, 2009</u>

1) Preparing for phase.
2) Our collaborator Biogen Idec Inc. disagrees with certain of our development decisions under our 2003 collaboration agreement with them. The disputed issues were submitted to arbitration in San Francisco, California; hearings were held in September and December of 2008 and closed in January 2009. We expect to receive a decision in the arbitration no later than July 2009. The arbitration proceedings with Biogen Idec Inc. are confidential.

ANCA = Anti-Neutrophilic Cytoplasmic Antibodies; DMARD = Disease-Modifying Anti-Rheumatic Drugs.

©2009 Genentech – Investment Community Meeting – March 2, 2009 4

Avastin: Adjuvant Program

Patient Population	Adjuvant Colon Cancer		Adjuvant Lung Cancer	Adjuvant Breast Cancer		
				HER2-negative		HER2-positive
Study	Phase III NSABP C-08	Phase III AVANT *Roche Study*	Phase III ECOG 1505	Phase III ECOG 5103	Phase III BEATRICE *Roche Study* *(triple-negative)*	Phase III BETH
# of Patients	N=2,710	N=3,451	N=1,500	N=4,950	N=2,530	N=3,600
Design	• ARM A: FOLFOX6 for 6 months followed by observation • ARM B: FOLFOX6 plus Avastin for 6 months followed by Avastin for 6 months	• ARM A: FOLFOX4 for 6 months followed by observation • ARM B: FOLFOX4 plus Avastin for 6 months followed by Avastin for 6 months • ARM C: XELOX plus Avastin for 6 months followed by Avastin for 6 months	• ARM A: Cisplatin plus vinorelbine, docetaxel or gemcitabine • ARM B: Cisplatin plus vinorelbine, docetaxel or gemcitabine plus Avastin	• ARM A: AC followed by paclitaxel • ARM B: AC plus Avastin followed by paclitaxel plus Avastin • ARM C: AC plus Avastin followed by paclitaxel plus Avastin, followed by Avastin	• ARM A: Anthracycline ± taxane or taxane-based chemo alone • ARM B: Anthracycline ± taxane or taxane-based chemo plus Avastin for 1 year	• COHORT 1: Docetaxel/ carboplatin plus Herceptin ± Avastin • COHORT 2: Docetaxel plus Herceptin ± Avastin, followed by 5-Fluorouracil, Epirubicin, Cyclophosphamide • For both cohorts, patients receive Herceptin ± Avastin to complete 1 year of targeted therapy
Avastin Dose	• 5 mg/kg q2 weeks	• 5 mg/kg q2 weeks in FOLFOX arms; 7.5 mg/ kg q3 weeks in XELOX arms	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• Dosing equivalent to 5 mg/kg	• 15 mg/kg q3 weeks
Primary Endpoint	• Disease-free survival	• Disease-free survival	• Overall survival	• Disease-free survival	• Disease-free survival	• Disease-free survival
Status	• Final results expected April 2009 • Event-driven efficacy analysis	• Completed enrollment Q2 2007 • Expect safety analysis Q2 2009 • Expect efficacy analyses 2010; event-driven	• FPI Q3 2007 • Expect interim analysis Q4 2014*	• FPI Q4 2007 • Expect interim analysis Q2 2013*	• FPI Q4 2007 • Expect interim analysis Q2 2011*	• FPI Q2 2008 • Expect interim analysis Q2 2012*

In collaboration with Roche

NSABP = National Surgical Adjuvant Breast and Bowel Project; FOLFOX = oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil); XELOX = capecitabine plus oxaliplatin; ECOG = Eastern Cooperative Oncology Group; FPI = first-patient-in; AC = anthracycline plus cyclophosphamide.

*Probable dates of data availability if results are positive.

©2009 Genentech – Investment Community Meeting – March 2, 2009 5

Avastin: Metastatic Breast Cancer

Patient Population	First-line			Second-line	First-line	
HER Status	HER2-negative				HER2-positive	
Study	Phase III RIBBON-1 *Genentech Study*	Phase III AVADO *Roche Study*	Phase III CALGB-40503	Phase III RIBBON-2	Phase III AVEREL *Roche Study*	Phase III ECOG 1105
# of Patients	N=1,238	N=736	N=442	N=684	N=410	N=489
Design	• ARM A: Anthracycline or taxane plus Avastin OR Capecitabine plus Avastin • ARM B: Anthracycline or taxane plus placebo OR Capecitabine plus placebo	• ARM A: Placebo plus docetaxel • ARM B: 7.5 mg/kg dose of Avastin plus docetaxel • ARM C: 15 mg/kg dose of dose Avastin plus docetaxel	• ARM A: Aromatase inhibitor or tamoxifen plus Avastin • ARM B: Aromatase inhibitor or tamoxifen plus placebo	• ARM A: Chemotherapy (*taxane, capecitabine, gemcitabine, or vinorelbine) plus Avastin • ARM B: Chemotherapy* plus placebo	• ARM A: Docetaxel plus Herceptin • ARM B: Docetaxel plus Herceptin plus Avastin	• ARM A: Paclitaxel plus carboplatin plus Herceptin and placebo; followed by Herceptin plus placebo • ARM B: Paclitaxel plus carboplatin plus Herceptin and Avastin; followed by Herceptin plus Avastin
Avastin Dose	• 10 mg/kg q2 weeks or 15 mg/kg q3 wks	• 15 mg/kg or 7.5 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• 10 mg/kg q2 weeks
Primary Endpoint	• Progression-free survival	• Progression-free survival	• Progression-free survival	• Progression-free survival	• Progression-free survival	• Progression-free survival
Status	• Q4 2008, study met its primary endpoint • Data submitted for presentation at ASCO 2009 • Expect to submit sBLAs mid-2009	• Q1 2008, study met its primary endpoint • Data presented at ASCO 2008	• FPI Q4 2008	• Completed enrollment Q2 2008 • Expect data Q3 2009 • Expect to submit sBLA Q4 2009	• Initiated Q3 2006	• FPI Q1 2008

In collaboration with Roche

ASCO = American Society of Clinical Oncology; sBLA = Supplemental Biologics License Application; CALGB = Cancer and Leukemia Group B; FPI = first-patient-in; ECOG = Eastern Cooperative Oncology Group.

©2009 Genentech – Investment Community Meeting – March 2, 2009 6

Avastin: Ovarian Cancer

Patient Population	First-line Metastatic Ovarian Cancer		Relapsed Platinum-sensitive Ovarian Cancer	
Study	Phase III GOG-0218	Phase III ICON-7 *Roche Study*	Phase III OCEANS	Phase III GOG-0213
# of Patients	N=1,800	N=1,520	N=450	N=660
Design	• ARM A: Paclitaxel and carboplatin plus placebo (15 months) • ARM B: Paclitaxel and carboplatin plus Avastin (6 months of Avastin then placebo until 15 months) • ARM C: Paclitaxel and carboplatin plus Avastin (15 months with Avastin)	• ARM A: Paclitaxel and carboplatin 6 cycles • ARM B: Paclitaxel and carboplatin plus Avastin 6 cycles (followed by 12 3-week cycles of Avastin)	• ARM A: Carboplatin, gemcitabine, and Avastin for 6 months • ARM B: Carboplatin, gemcitabine, and placebo for 6 months • *Patients may then continue with Avastin or placebo for 51 weeks from study treatment initiation. After 51 weeks, patients may continue on Avastin until disease progression.*	Randomize to surgical reduction vs. no surgery, then randomize to: • ARM A: Carboplatin and paclitaxel for a maximum of 8 cycles • ARM B: Carboplatin and paclitaxel plus Avastin for a maximum of 8 cycles followed by Avastin until disease progression
Avastin Dose	• 15 mg/kg q3 weeks	• 7.5 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks
Primary Endpoint	• Progression-free survival	• Progression-free survival	• Progression-free survival	• Overall survival
Status	• Initiated Q3 2005 • Expect interim analysis 2H 2009	• Initiated Q4 2006 • Expect to complete enrollment 1H 2009 • Expect data 2010	• Initiated Q2 2007 • Expanded to Phase III study Q2 2008 • Expect to complete enrollment 1H 2009 • Expect data 2010	• FPI Q4 2007 • Expect data 2013

In collaboration with Roche
GOG = Gynecologic Oncology Group; FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 7

Avastin: Lung Cancer

Patient Population	First-line (Stage IV) Squamous, Non-small Cell Lung Cancer	Non-squamous, Non-small Cell Lung Cancer with Previously Treated CNS Metastases	Extensive Small Cell Lung Cancer
Study	Phase II BRIDGE	Phase II PASSPORT	Phase II SALUTE
# of Patients	N=46 (30 evaluable patients)	N=110	N=102
Design	• Chemotherapy only the first two cycles, followed by chemotherapy/ Avastin for cycles 3-6 and then Avastin only for cycle 7 through progression *(open-label study)*	• First-line or second-line therapy (Tarceva or chemotherapy) plus Avastin *(open-label study)*	• **ARM A:** Avastin plus chemotherapy (cisplatin or carboplatin) and etoposide • **ARM B:** Placebo plus chemotherapy (cisplatin or carboplatin) and etoposide
Avastin Dose	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks
Primary Endpoint	• Safety (severe pulmonary hemorrhage)	• Rate of Grade II or greater symptomatic CNS hemorrhage	• Progression-free survival
Status	• Completed enrollment Q2 2008 • Expect data Q3 2009	• Completed enrollment Q2 2008 • Interim data presented at ASCO 2008 • Expect data Q2 2009	• FPI Q1 2007 • Completed enrollment Q3 2008 • Expect data Q2 2009

In collaboration with Roche

CNS = Central Nervous System; ASCO = American Society of Clinical Oncology; FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 8

Avastin: Gastrointestinal Programs

Patient Population	First-line Advanced Gastric Cancer	Gastrointestinal Stromal Tumors	High Risk Carcinoid
Study	Phase III AVAGAST *Roche Study*	Phase III SWOG S0502	Phase III SWOG S0518
# of Patients	N=760	N=572	N=274
Design	• ARM A: Capecitabine*/cisplatin plus placebo • ARM B: Capecitabine*/cisplatin plus Avastin **If capecitabine treatment is not possible, patients receive 5-fluorouracil*	• ARM A: Imatinib • ARM B: Imatinib plus Avastin	• ARM A: Depot octreotide plus interferon alpha • ARM B: Depot octreotide plus Avastin
Avastin Dose	• 7.5mg/kg q3 weeks	• 15 mg/kg q3 weeks	•15 mg/kg q3 weeks
Primary Endpoint	• Overall survival	• Progression-free survival	•PFS
Status	• FPI Q3 2007 • Completed enrollment Q4 2008 • Expect interim analysis 2H 2009	• FPI Q3 2008	•FPI Q1 2008

Note: Avastin Phase III SWOG SO600 study for second-line metastatic colorectal cancer in Avastin pretreated patients has been suspended due to cetuximab K-ras testing.
Roche is supporting a clinical trial in metastatic colorectal cancer for Avastin in multiple lines of treatment.

In collaboration with Roche
FPI = first-patient-in; SWOG = Southwest Oncology Group.

©2009 Genentech – Investment Community Meeting – March 2, 2009 9

Avastin: Renal Cell and Prostate Cancer

Patient Population	**First-line Metastatic Renal Cell Carcinoma**		**First-line Hormone Refractory Prostate Cancer**
Study	**Phase III** **CALGB 90206**	**Phase III** **AVOREN** *Roche Study*	**Phase III** **CALGB 90401**
# of Patients	N=732	N=649	N=1,050
Design	• **ARM A:** Interferon alfa-2b plus placebo • **ARM B:** Interferon alfa-2b plus Avastin	• **ARM A:** Interferon alfa-2a plus placebo • **ARM B:** Interferon alfa-2a plus Avastin	• **ARM A:** Docetaxel plus prednisone plus placebo • **ARM B:** Docetaxel plus prednisone plus Avastin
Avastin Dose	• 10 mg/kg q2 weeks	• 10 mg/kg q2 weeks	• 15 mg/kg q3 weeks
Primary Endpoint	• Overall survival	• Progression-free survival	• Overall survival
Status	• Top-line progression-free survival and safety results submitted in support of the AVOREN sBLA	• Submitted sBLA in Q3 2008 • PDUFA date August 1, 2009 • Data submitted for presentation at ASCO	• Completed enrollment Q4 2007 • Expect data 2010 • Expect interim analysis Q2 and Q4 2009

In collaboration with Roche

CALGB = Cancer and Leukemia Group B; sBLA = supplemental Biologics License Application; PDUFA = Prescription Drug User Fee Act; ASCO = American Society of Clinical Oncology.

©2009 Genentech – Investment Community Meeting – March 2, 2009 10

Avastin: Multiple Tumor Types

Patient Population	Previously Treated Glioblastoma	Newly Diagnosed Glioblastoma Multiforme	First-line Metastatic Melanoma	Relapsed or Refractory Multiple Myeloma	First-line Diffuse Large B-Cell Lymphoma
Study	Phase II BRAIN	Phase III	Phase II BEAM	Phase II AVF4064g	Phase III *MAIN* *Roche Study*
# of Patients	N=167	TBD	N=200	N=90	N=1,060
Design	• ARM A: Avastin • ARM B: Avastin plus irinotecan	• TBD	• ARM A: Carboplatin and taxol • ARM B: Carboplatin and taxol plus Avastin	• ARM A: Bortezomib plus placebo • ARM B: Bortezomib plus Avastin	• ARM A: Rituxan plus CHOP plus Avastin • ARM B: Rituxan plus CHOP plus placebo
Avastin Dose	• 10 mg/kg q2 weeks	• TBD	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks	• 15 mg/kg q3 weeks (CHOP-21) or 10 mg/kg q2 weeks (CHOP-14)
Primary Endpoint	• 6-month Progression-free survival and ORR	• TBD	• Progression-free survival	• Progression-free survival	• Progression-free survival
Status	• Data presented at ASCO 2008 • Submitted sBLA Q4 2008 requesting accelerated approval • PDUFA date May 5, 2009	• Expect FPI 1H 2009	• Completed enrollment Q3 2008 • Expect data Q2 2009	• Initiated Q2 2007 • Expect to complete enrollment Q1 2009 • Expect data Q4 2009	• Initiated Q3 2007

In collaboration with Roche

ORR = Overall Response Rate; ASCO = American Society of Clinical Oncology; sBLA = supplemental Biologics License Application; PDUFA = Prescription Drug User Fee Act; FPI = first-patient-in; CHOP = Cyclophosphamide, Doxorubicin, Vincristine and Prednisone.

©2009 Genentech – Investment Community Meeting – March 2, 2009 11

HER Family: Tarceva

Patient Population	Adjuvant Non-small Cell Lung Cancer	First-line Maintenance for Advanced Non-small Cell Lung Cancer	First-line Maintenance for Advanced Non-small Cell Lung Cancer
Study	Phase III **RADIANT** *OSI Study*	Phase IIIB **SATURN** *Roche Study*	Phase IIIB **ATLAS** *Genentech Study*
# of Patients	N=945 (2:1 randomization)	N=850	N=1,150
Design	• Single agent Tarceva versus placebo up to 2 years (following surgical resection ± adjuvant chemotherapy)	• Platinum-based chemotherapy x4 cycles followed by Tarceva versus placebo (patients who did not progress on chemotherapy)	• **ARM A:** Chemotherapy plus Avastin (4 cycles) followed by Avastin plus placebo • **ARM B:** Chemotherapy plus Avastin (4 cycles) followed by Avastin plus Tarceva
Primary Endpoint	• Disease-free survival in EGFR-positive patients	• Progression-free survival – All patients – EGFR+ patients	• Progression-free survival
Status	• Initiated Q3 2006 • Randomization error resolved • Re-initiated Q4 2007 • OSI expects to complete enrollment in 2010	• Q4 2008, study met primary endpoint • Data submitted for presentation at ASCO 2009 • Expect to submit sNDA in 1H 2009	• Q1 2009, study met its primary endpoint • Evaluating requirements for a potential sNDA submission • Data submitted for presentation at ASCO 2009

In collaboration with OSI Pharmaceuticals and Roche

EGFR = Epidermal Growth Factor Receptor; ASCO = American Society of Clinical Oncology; sNDA = supplemental New Drug Application.

©2009 Genentech – Investment Community Meeting – March 2, 2009 12

HER Family: Herceptin and Pertuzumab

	Herceptin	Pertuzumab		
Patient Population	**Adjuvant HER2-positive Breast Cancer**	**First-line HER2-positive Metastatic Breast Cancer**	**Platinum-resistant Ovarian Cancer** *(HER3 Biomarker Positive)*	**Second-line Metastatic Non-small Cell Lung Cancer**
Study	**Phase III** **HERA** *Roche Study*	**Phase III** **CLEOPATRA** *Genentech/Roche Study*	**Phase III**	**Phase II**
# of Patients	N=5,102	N=800	TBD	N=52
Design	• **ARM A:** Herceptin for 12 months • **ARM B:** Herceptin for 24 months • **ARM C:** Observation	• **ARM A:** Herceptin and docetaxel • **ARM B:** Pertuzumab plus Herceptin and docetaxel	• **ARM A:** Gemcitabine plus placebo • **ARM B:** Gemcitabine plus Pertuzumab	• Pertuzumab plus Tarceva *(single arm study)*
Primary Endpoint	• Disease-free survival	• Progression-free survival	• Progression-free survival	• Day 56 FDG-PET scan assessment
Status	• Final 2-year versus 1-year analysis expected in 2011 • Expect 4-year follow-up data from the 1-year treatment arm to be presented at St. Gallen Oncology Conference March 2009	• FPI Q1 2008	• Phase III 'go' decision Q1 2009 • Expect FPI Q4 2009	• Expect FPI 1H 2009

In collaboration with Roche

FPI = first-patient-in; FDG = Fluoro-2-deoxy-D-glucose; PET = Positron Emission Tomography.

©2009 Genentech – Investment Community Meeting – March 2, 2009 13

HER Family: Trastuzumab-DM1 (T-DM1)

	HER2-positive Metastatic Breast Cancer				
Patient Population	**Patients Who Have Progressed on Herceptin-based Treatment**	**First-line Treatment**	**Second-line+ Treatment**	**Third-line Treatment**	**Second-line Treatment**
Study	**Phase Ib**	**Phase II**	**Phase II**	**Phase II**	**Phase III EMILIA**
# of Patients	N=40	N=120	N=113	N=100	N=580
Design	• T-DM1 plus pertuzumab (single arm study)	• ARM A: T-DM1 • ARM B: Herceptin plus docetaxel	• Single agent study	• Single agent study	• ARM A: T-DM1 • ARM B: Capecitabine plus lapatinib
Primary Endpoint	• Safety and tolerability	• Progression-free survival	• Objective response *(assessed by independent radiologic review)*	• Objective response *(assessed by independent radiologic review)*	• Progression-free survival
Status	• Expect FPI 1H 2009	• FPI Q3 2008	• Completed enrollment Q2 2008 • Interim data presented at the ASCO Breast Cancer Symposium 2008 and at the SABCS 2008 • Expect data Q2 2009	• FPI Q3 2008 • Expect to complete enrollment Q1 2009 • Expect data Q1 2010 • Potential launch 2010	• Phase III 'go' decision Q4 2008 • FPI Q1 2009

In collaboration with ImmunoGen and Roche

FPI = first-patient-in; ASCO = American Society of Clinical Oncology; SABCS = San Antonio Breast Cancer Symposium.

©2009 Genentech – Investment Community Meeting – March 2, 2009 14

Hedgehog Pathway Inhibitor - GDC-0449 (Small Molecule)

	Ligand-driven		Mutation-driven
Patient Population	First-line Metastatic Colorectal Cancer	Ovarian Cancer Maintenance Therapy	Advanced Basal Cell Carcinoma
Phase	Phase II	Phase II	Pivotal Phase II
# of Patients	N=150	N=100	N=100
Design	• **ARM A:** FOLFOX or FOLFIRI plus Avastin plus GDC-0449 • **ARM B:** FOLFOX or FOLFIRI plus Avastin plus placebo	• **ARM A:** GDC-0449 • **ARM B:** Placebo *(Randomization will be stratified by second or third complete remission)*	• **Single arm:** GDC-0449
Status	• FPI Q2 2008	• FPI Q4 2008	• FPI Q1 2009

In collaboration with Curis and Roche

FOLFOX = oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil); FOLFIRI = irinotecan-based chemotherapy regimen (irinotecan plus leucovorin and 5-fluorouracil); FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 15

Apoptosis: Dulanermin (rhApo2L/TRAIL)

Potential Indication	Metastatic Colorectal Cancer	Metastatic Colorectal Cancer	Indolent Relapsed Non-Hodgkin's Lymphoma	First-line Metastatic Non-small Cell Lung Cancer
Phase	Phase Ib	Phase Ib	Phase Ib/II	Phase II
# of Patients	N=27	N=23	N=105	N=200
Design	•Dulanermin in combination with irinotecan, cetuximab and FOLFIRI	•Dulanermin in combination with FOLFOX and Avastin	•ARM A: Rituxan •ARM B: Rituxan plus Dulanermin •ARM C: Dulanermin	•ARM A: Carboplatin/paclitaxel alone •ARM B: Carboplatin/paclitaxel plus Dulanermin (8 mg/kg x 5 days) •ARM C: Carboplatin/paclitaxel and Avastin •ARM D: Carboplatin/paclitaxel and Avastin plus Dulanermin (8 mg/kg x 5 days) •ARM E: Carboplatin/paclitaxel and Avastin plus Dulanermin (20 mg/kg x 2 days)
Status	•Initiated Q3 2006	•Expect FPI 1H 2009	•Phase Ib final data presented at ICML June 2008 •FPI Phase II cohort Q2 2007 •Expect Phase II results in 2H 2009	•FPI Phase II cohort Q4 2007 •Completed enrollment Q4 2008 •Expect results in 2H 2009

In collaboration with Amgen

FOLFIRI = irinotecan-based chemotherapy regimen (irinotecan plus leucovorin and 5-fluorouracil; FOLFOX = oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil); ICML = International Conference on Malignant Lymphoma; FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 16

Apoptosis: Apomab

Potential Indication	Metastatic Colorectal Cancer	Metastatic Colorectal Cancer	Indolent Relapsed Non-Hodgkin's Lymphoma	First-line Metastatic Non-small Cell Lung Cancer
Phase	Phase Ib	Phase Ib	Phase II	Phase II
# of Patients	N=15	N=23	N=50	N=120
Design	• Apomab in combination with irinotecan, cetuximab and FOLFIRI	• Apomab in combination with FOLFOX and Avastin	• Rituxan plus Apomab *(single arm study)*	• **ARM A**: Carboplatin/ paclitaxel plus Avastin and Apomab • **ARM B**: Carboplatin/ paclitaxel plus Avastin and placebo
Status	• Initiated Q4 2007	• Expect FPI 1H 2009	• FPI Q1 2008 • Expect results in 2H 2009	• Completed enrollment Q2 2008 • Expect results in 2H 2009

FOLFIRI = irinotecan-based chemotherapy regimen (irinotecan plus leucovorin and 5-fluorouracil; FOLFOX = oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil); FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 17

Apoptosis: Small Molecules

	ABT-263			IAP Antagonist
Patient Population	Relapsed or Refractory Lymphoid Malignancies	Relapsed or Refractory Chronic Lymphocytic Leukemia	Advanced Small Cell Lung Cancer and Other Solid Tumors	Cancer Therapy
Phase	Phase I/IIa	Phase I/IIa	Phase I/IIa	Phase I
# of Patients	N=110	N=72	N=90	N=25
Status	• FPI Q4 2006 • Phase I data presented at ASH 2007 and ASCO 2008 • Expect to initiate Phase IIa cohort Q1 2009	• FPI Q3 2007 • Expect to initiate Phase IIa cohort Q1 2009	• FPI Q2 2007 • Expect to initiate Phase IIa cohort 1H 2009	• Initiated Q2 2007

ABT-263 In collaboration with Abbott

FPI = first-patient-in; ASH = American Society of Hematology; ASCO = American Society of Clinical Oncology.

©2009 Genentech – Investment Community Meeting – March 2, 2009 18

Anti-CD20: Rituxan Oncology

Patient Population	Previously Untreated Chronic Lymphocytic Leukemia	Relapsed Chronic Lymphocytic Leukemia	Follicular Non-Hodgkin's Lymphoma	Previously Untreated Diffuse Large B-cell or Follicular Non-Hodgkin's Lymphoma
Study	Phase III CLL-8 *Roche Study*	Phase III REACH *Genentech Study*	Phase III PRIMA *GELA-Roche Study*	Phase IIIb RATE *Faster Infusion Study*
# of Patients	N=817	N=552	N=1,217 induction *(N=~900 to 1,000 maintenance)*	N=385
Design	• ARM A: Fludarabine + Cyclophosphamide • ARM B: Fludarabine + Cyclophosphamide + Rituxan	• ARM A: Fludarabine + Cyclophosphamide • ARM B: Fludarabine + Cyclophosphamide + Rituxan	• Physician's choice of three chemotherapies plus Rituxan, followed by: –Maintenance regimen of Rituxan for responders every 8 weeks over 24 months –Versus observation	• Prospective, open-label, single arm study
Primary Endpoint	• Progression-free survival	• Progression-free survival	• Progression-free survival	• To determine the incidence of Grade 3 or 4 infusion-related toxicities resulting from faster infusion of Rituxan
Status	• Q1 2008, study met its primary endpoint • Results presented at ASH 2008 • Expect to submit sBLA by Q3 2009	• Q4 2008, study met its primary endpoint • Results presented at ASH 2008 • Expect to submit sBLA by Q3 2009	• Completed enrollment Q1 2007 • Last patient randomized to maintenance setting Q4 2007 • Expect interim analysis Q4 2009	• FPI Q3 2008

In collaboration with Biogen Idec and Roche

ASH = American Society of Hematology; sBLA = supplemental Biologics License Application; GELA = Groupe d'Etude des Lymphomes de l'Adulte; FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 19

Anti-CD20: GA101

Patient Population	Indolent Non-Hodgkin's Lymphoma (NHL)	Relapsed or Refractory CD20+ Hematologic Malignancies	Indolent Non-Hodgkin's Lymphoma *(Rituxan Refractory)*
Phase	**Phase I/II** *(BO21003)*	**Phase I/II** *Roche Study* *(BO20999)*	**Phase II** *(BO21001)*
# of Patients	N=~200	N=133	N=140
Design	**Phase II Cohort:** • **ARM A:** Rituxan • **ARM B:** GA101	• Single agent	• Single agent
Status	• Initiated Q1 2008 • Expect FPI Phase II cohort mid-2009	• Initiated Q3 2007 • Phase I data presented at ASH 2008 • **Phase II cohort:** o FPI Phase II cohort (indolent and aggressive NHL arm) Q4 2008 o Expect FPI Phase II cohort (CLL arm) mid-2009	• Expect FPI mid-2009

In collaboration with Biogen Idec and Roche

FPI = first-patient-in; ASH = American Society of Hematology; CLL = Chronic Lymphocytic Leukemia.

©2009 Genentech – Investment Community Meeting – March 2, 2009 20

Anti-CD40: Dacetuzumab

Patient Population	Relapsed Multiple Myeloma		Relapsed Follicular Non-Hodgkin's Lymphoma	Relapsed Diffuse Large B-Cell Lymphoma		Second-line Diffuse Large B-Cell Lymphoma
Study	Phase Ib	Phase Ib	Phase Ib	Phase Ib	Phase II	Phase IIb *Global Study*
# of Patients	N=~30-40	N=~30-40	N=~30-40	N=~30-40	N=47	N=224
Design	• Combination with dexamethasone and lenalidomide	• Combination with bortezomib	• Combination with Rituxan	• Combination with Rituxan and gemcitabine	• Single agent	• R-ICE immuno-chemotherapy ± dacetuzumab
Status	• FPI Q4 2007	• FPI Q2 2008	• FPI Q1 2008	• FPI Q2 2008	• Completed enrollment in Q3 2008 • Data presented at ASH 2008	• FPI Q4 2007 • Expect data 2H 2010

In collaboration with Seattle Genetics

FPI = first-patient-in; ASH = American Society of Hematology; R-ICE regimen = Rituxan, Ifosfamide, Carboplatin, and Etoposide.

©2009 Genentech – Investment Community Meeting – March 2, 2009 21

Anti-VEGF: ABT-869 (Small Molecule)

Combination studies:

Patient Population	First-line Metastatic Non-small Cell Lung Cancer	First-line Metastatic Breast Cancer	Second-line Metastatic Colorectal Cancer
Phase	Phase II	Phase II	Phase II
# of Patients	N=92	N=102	N=90 *NCI Study*
Design	• **ARM A:** Carboplatin/ paclitaxel plus ABT-869 • **ARM B:** Carboplatin/ paclitaxel plus placebo	• **ARM A:** Paclitaxel plus ABT-869 • **ARM B:** Paclitaxel plus placebo	• **ARM A:** mFOLFOX6 plus ABT-869 • **ARM B:** mFOLFOX6 plus Avastin
Primary Endpoint	• Progression-free Survival	• Progression-free Survival	• Progression-free Survival
Status	• FPI Q2 2008	• FPI Q3 2008	• FPI Q4 2008

Single agent studies:

Patient Population	Advanced or Metastatic Non-small Cell Lung Cancer	Advanced or Metastatic Hepatocellular Carcinoma	Advanced Renal Cell Carcinoma
Phase	Phase II *(Patients who have had at least one but no more than two prior lines of systemic treatment)*	Phase II	Phase II *(Patients who have previously received treatment with sunitinib)*
# of Patients	N=138	N=44	N=53
Design	• Single agent	• Single agent	• Single agent
Primary Endpoint	• Progression-free Rate at 16 weeks	• Progression-free Rate at 16 weeks	• Objective Response Rate
Status	• Completed enrollment Q3 2008 • Submitted interim data to ASCO 2009 • Expect data 2009	• Completed enrollment Q3 2008 • Submitted interim data to ASCO 2009 • Expect data 2009	• Completed enrollment Q4 2008 • Submitted interim data to ASCO 2009 • Expect data 2009

In collaboration with Abbott

FPI = first-patient-in; FOLFOX = oxaliplatin-based chemotherapy regimen (oxaliplatin plus leucovorin plus 5-fluorouracil); ASCO = American Society of Clinical Oncology.

©2009 Genentech – Investment Community Meeting – March 2, 2009 22

Other Early-stage Programs: Oncology

Molecule	Anti-NRP1	MEK Inhibitor *Small Molecule*	MetMAb		PI3 Kinase Inhibitor *Small Molecule*
Patient Population	Cancer	Cancer	Cancer	Second- and Third-line Metastatic Non-small Cell Lung Cancer	Cancer
Phase	Phase I	Phase I	Phase Ib	Phase II N=120	Phase I
Design	• Dose-escalating study	• Dose-escalating study	• **Phase Ib Cohort:** MetMAb plus Avastin	• **ARM A:** Tarceva plus MetMAb • **ARM B:** Tarceva plus placebo	• Dose-escalating studies
Status	• FPI Q3 2008	• FPI Q2 2007 • Q1 2008 Genentech exercised opt-in right	• Interim data presented at the EORTC-NCI-AACR Symposium in October 2008 • Amended to add Phase Ib cohort added Q1 2009	• Expect FPI Q1 2009	• FPI Q4 2007 • Interim data presented at the EORTC-NCI-AACR Symposium in October 2008 • Data submitted for presentation at ASCO 2009
	In collaboration with Evotec and Roche	In collaboration with Exelixis			In collaboration with Roche

FPI = first-patient-in; EORTC = European Organization for Research and Treatment of Cancer; NCI = National Cancer Institute; AACR = American Association for Cancer Research; ASCO = American Society of Clinical Oncology.

©2009 Genentech – Investment Community Meeting – March 2, 2009 23

Anti-CD20: Rituxan Immunology

Patient Population	Rheumatoid Arthritis Anti-TNF Inadequate Responders	Rheumatoid Arthritis Methotrexate Inadequate Responders	Rheumatoid Arthritis Methotrexate Naïve Radiographic Study	Lupus Nephritis	ANCA-Associated Vasculitis
Study	Phase III SUNRISE	Phase III SERENE	Phase III IMAGE	Phase III LUNAR	Phase II/III RAVE
# of Patients	N=555	N=509	N=755	N=144	N=197
Design	• Rituxan (1,000 mg), patients then randomized for retreatment: – Rituxan – Placebo	• ARM A: Methotrexate + Rituxan (500mg) • ARM B: Methotrexate + Rituxan (1,000mg) • ARM C: Methotrexate alone	• ARM A: Methotrexate + Rituxan (500mg) • ARM B: Methotrexate + Rituxan (1,000mg) • ARM C: Methotrexate + placebo	• ARM A: Mycophenolate mofetil + Rituxan • ARM B: Mycophenolate mofetil + placebo	• Non-inferiority study of Rituxan and glucocorticoids versus conventional therapy
Primary Endpoint	• Proportion of patients with ACR 20 responses at 48 weeks	• Proportion of patients with ACR 20 responses at 24 weeks	• Progression of structural damage as measured by x-ray at 52 weeks	• Renal response at 52 weeks: – Normalization of serum creatinine – Inactive urinary sedimentation – Urinary protein to creatinine ratio	• Induction of complete remission at 6 months, defined as a BVAS/WG of 0 and off glucocorticoid therapy
Status	• Q4 2007, study met primary endpoint • Results presented at ACR 2008	• Q1 2008, study met its primary endpoint • Results presented at ACR 2008 • Submitted sBLA Q3 2008 • PDUFA date July 17, 2009	• Q4 2008, study met its primary endpoint • Data submitted for presentation at EULAR 2009 • Made sBLA 'go' decision in Q1 2009	• Completed enrollment Q1 2008 • Expect data Q1 2009	• Initiated Q4 2004 • Expect data Q1 2009
	In collaboration with Biogen Idec and Roche			In collaboration with Biogen Idec	

ACR = American College of Rheumatology; sBLA = supplemental Biologics License Application; PDUFA = Prescription Drug User Fee Act; EULAR = European League Against Rheumatism; TNF = Tumor Necrosis Factor; ANCA = Anti-Neutrophilic Cytoplasmic Antibodies.

©2009 Genentech – Investment Community Meeting – March 2, 2009 24

Anti-CD20: Ocrelizumab

	Rheumatoid Arthritis				
Patient Population	**Methotrexate Inadequate Responders**	**Methotrexate Inadequate Responders**	**Methotrexate Naive Radiographic Study**	**Anti-TNF Inadequate Responders**	**Anti-TNF Inadequate Responder (Cycling Study)**
Study	Phase III STAGE	Phase III FEATURE *(Single Infusion Study)*	Phase III FILM	Phase III SCRIPT	Phase II CINEMA
# of Patients	N=1,000	N=300	N=600	N=800	N=290
Design	• ARM A: Methotrexate + ocrelizumab (500mg) • ARM B: Methotrexate + ocrelizumab (200mg) • ARM C: Methotrexate + placebo *(Retreatment at weeks 24 and 26)*	• ARM A: Methotrexate + ocrelizumab (200mgx2) • ARM B: Methotrexate + ocrelizumab (400mg) • ARM C: Methotrexate + placebo *(Weeks 24 to 48 is non-placebo controlled treatment period)*	• ARM A: Methotrexate + ocrelizumab (500mg) • ARM B: Methotrexate + ocrelizumab (200mg) • ARM C: Methotrexate + placebo *(Retreatment at weeks 24, 52, and 76)*	• ARM A: Methotrexate or leflunomide + ocrelizumab (500mg) • ARM B: Methotrexate leflunomide + ocrelizumab (200mg) • ARM C: Methotrexate leflunomide + placebo *(Retreatment at weeks 24 and 26)*	• Ocrelizumab versus infliximab
Primary Endpoint	• Proportion of patients with ACR20 responses at 24 and 48 weeks	• Proportion of patients with ACR20 responses at 24 weeks	• Progression of structural damage as measured by x-ray at 52 and 104 weeks	• Proportion of patients with ACR20 responses at 24 and 48 weeks	• Mean change from baseline in DAS28
Status	• Completed enrollment Q4 2008 • Expect data Q4 2009	• Completed enrollment Q4 2008 • Expect data 2010	• Completed enrollment Q4 2008 • Expect data 2010	• Expect to complete enrollment Q1 2009 • Expect data 2010	• Initiated Q4 2008 • Expect data 2011

In collaboration with Biogen Idec and Roche

ACR = American College of Rheumatology; TNF = Tumor Necrosis Factor; DAS = Disease Activity Score.

©2009 Genentech – Investment Community Meeting – March 2, 2009 25

Anti-CD20: Ocrelizumab

Patient Population	Relapsing Remitting Multiple Sclerosis	Lupus Nephritis
Study	Phase II *(Dose-finding study)*	Phase III BELONG
# of Patients	N=200	N=369
Design	• 96 week treatment period • Group A: Ocrelizmab 1000 mg dose regimen • Group B: Ocrelizmab 600 mg dose regimen • Group C: First cycle placebo; followed by ocrelizumab • Group D: First cycle Avonex *(interferon β-1a)*; followed by ocrelizumab *(on a voluntary basis)*	• ARM A: Ocrelizumab 1000 mg dose regimen plus SOC • ARM B: Ocrelizumab 400 mg dose regimen plus SOC • ARM C: Placebo plus SOC
Primary Endpoint	• Total number of gadolinium-enhancing T1 lesions observed on MRI scans of the brain at weeks 12, 16, 20 and 24	• Renal response at 48 weeks –Normalization of serum creatinine –Inactive urinary sedimentation –Urinary protein to creatinine ratio
Status	• FPI Q3 2008 • Expect to complete enrollment 1H 2009 • Expect data Q4 2009	• FPI Q1 2008 • Expect to complete enrollment 2H 2009 • Expect data 2011

In collaboration with Biogen Idec and Roche

MRI = Magnetic resonance imaging; FPI = first-patient-in; SOC = standard of care.

©2009 Genentech – Investment Community Meeting – March 2, 2009 26

Lucentis Development Program

Patient Population	Diabetic Macular Edema			Retinal Vein Occlusion	
				BRVO	CRVO
Study	Phase III RESTORE *Novartis Study*	Phase III RIDE	Phase III RISE	Phase III BRAVO	Phase III CRUISE
# of Patients	N=315	N=382	N=378	N=397	N=392
Design	• ARM A: Laser • ARM B: Laser + Lucentis (0.5 mg) • ARM C: Lucentis (0.5 mg)	• Randomized, sham-controlled study of monthly intravitreal injections (0.5 and 0.3 mg) for a total of 36 injections in patients with clinically significant macular edema with center involvement secondary to diabetes mellitus (Type I or Type II).		• Randomized, sham-controlled study of intravitreal injections (0.5 and 0.3 mg) administered monthly for 6 months	
Primary Endpoint	• Change in BCVA over 12 months compared to baseline	• Proportion of patients who gain ≥15 letters in BCVA score compared to baseline after 24 monthly injections *(secondary endpoints include 36 month endpoint)*		• Change in visual acuity at 6 months compared to baseline	
Status	• Initiated Q2 2008 • Expect to complete enrollment Q1 2009 • Expect data 1H 2010	• Initiated Q2 2007 • Completed enrollment Q1 2009 • Expect data 2011	• Initiated Q2 2007 • Completed enrollment Q4 2008 • Expect data 2011	• Initiated Q2 2007 • Completed enrollment Q4 2008 • Expect data Q3 2009	• Initiated Q2 2007 • Completed enrollment Q4 2008 • Expect data Q3 2009

In collaboration with Novartis

BCVA = Best Corrected Visual Acuity; BRVO = Branch Retinal Vein Occlusion; CRVO = Central Retinal Vein Occlusion.

©2009 Genentech – Investment Community Meeting – March 2, 2009 27

Xolair Development Program

Patient Population	Asthma			Urticaria
	Asthma	**Pediatric Asthma** *(Children ages 6 to 11)*	**Asthma**	**Chronic Idiopathic Urticaria**
Study	**Phase II** **AQUA** *Liquid Formulation Study*	**Phase III** *Novartis Study*	**Phase IIIb** **EXTRA** *Add-on therapy to high-dose ICS and LABA*	**Phase II**
# of Patients	N=61	N=570	N=850	
Status	• Expect data Q1 2009 • Expect to submit sBLA 2009	• Data presented at the 2008 European Respiratory Society meeting • Submitted sBLA Q4 2008 • Potential approval Q4 2009	• Completed enrollment Q3 2008 • Expect data Q4 2009	• IND submitted Q4 2008 • Expect to initiate 1H 2009

In collaboration with Novartis

sBLA = supplemental Biologics License Applications; ICS = Inhaled Corticosteroids; LABA = Long-Acting Beta-Agonists; IND = Investigational New Drug.

©2009 Genentech – Investment Community Meeting – March 2, 2009 28

Other Early-stage Programs: Immunology

	Immunology				
Molecule	**Anti-Beta7**	**Anti-CD4**	**Anti-IFNalpha**	**Anti-IL13**	**Anti-OX40L**
Patient Population	**Ulcerative Colitis**	**Rheumatoid Arthritis**	**Systemic Lupus Erythematosus**	**Asthma**	**Asthma**
Study	**Phase I** *Global Study* N=70	**Phase I** N=65	**Phase II**	**Phase II** N=24	**Phase I**
Status	• FPI Q3 2008	• FPI Q3 2008 • Expect to complete enrollment 2H 2009	• Phase Ia/b study completed enrollment Q3 2008 • Expect FPI mid-2009	• FPI Q4 2008 • Expect data Q3 2009	• Phase I studies completed enrollment Q4 2008 • Expect Phase II 'go/no go' decision 1H 2009
		In collaboration with Tolerx			In collaboration with Roche

FPI = first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 29

Other Early-stage Programs: Neuroscience & Tissue Growth & Repair

	Neuroscience	Tissue Growth & Repair		
Molecule	Anti-Aβ	Anti-oxLDL	Growth Hormone + IGF-1	
Patient Population	Alzheimer's Disease	Secondary Prevention of Cardiovascular Events	Adult Growth Hormone Deficiency	Children with Short Stature Associated with IGF-1 Deficiency
Study	Phase I ABACUS N=~50	Phase I *BioInvent Study*	Phase II	Phase II N=100
Status	• FPI Q3 2008	• Phase I completed enrollment Q4 2008 • Expect Phase II 'go/no go' decision 1H 2009	• Tercica expects to initiate in 2009 • Genentech has opt-in rights after Phase II	• Tercica initiated Q1 2008 • Genentech has opt-in rights after Phase II
	In collaboration with AC Immune	In collaboration with BioInvent	In collaboration with Tercica	

FPI=first-patient-in.

©2009 Genentech – Investment Community Meeting – March 2, 2009 30